Exhibit 10.1

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MASTER AGREEMENT

BETWEEN

SIPEX CORPORATION

And

HANGZHOU SILAN MICROELECTRONICS CO., LTD.

And

HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.

DATED AS OF FEBRUARY 27, 2006

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- i -

Exhibits

Exhibit 1 Master List of Defined Terms
Exhibit A Production Equipment Sale Agreement
Exhibit B Process Technology Transfer and License Agreement
Exhibit C Wafer Supply Agreement
Exhibit D Product License Agreement

- ii -

SIPEX CORPORATION

MASTER AGREEMENT

This Master Agreement, including the Exhibits hereto (this "Agreement"), is entered into as of February 27, 2006 (the "Effective Date") by and between, on the one hand, Sipex Corporation, a Delaware corporation with its principal place of business at 233 South Hillview Drive, Milpitas, CA 95053, U.S.A. ("Sipex") and, on the other hand, Hangzhou Silan Microelectronics Co., Ltd., a China limited liability company with its principal place of business at No. 4 Huang Gu Shan Road, Hangzhou, People's Republic of China: Postcode 310012 ("Silan Micro" or "Parent") and Hangzhou Silan Integrated Circuit Co., Ltd., a China limited liability company with its principal place of business at No. 10 Road, East HETZ, Hangzhou (Xiasha), People's Republic of China, Postcode: 310018 ("Silan IC", Parent and Silan IC are referred to collectively and individually as "Silan" (as the context requires) and together with Sipex, are referred to individually as a "Party" and collectively as the "Parties").

RECITALS

WHEREAS, Sipex is engaged in the business of designing, manufacturing and marketing high performance, analog integrated circuits that are used primarily by original equipment manufacturers operating in the computing, consumer electronics, communications and networking infrastructure markets;

WHEREAS, Silan is engaged in the business of designing, developing and manufacturing semiconductor products in China;

WHEREAS, Sipex wishes to cease its wafer fabrication operations at the Sipex Facility in the United States;

WHEREAS, Silan and Sipex have, simultaneously with the execution of this Agreement, executed that certain Process Technology Transfer and License Agreement (or "PTTLA") pursuant to which, among other things, Sipex will transfer the Sipex Process Technology to Silan resulting in Silan having a "copy exact" version, where possible, of the Sipex Process Technology qualified in the Silan Facility;

WHEREAS, pursuant to the PTTLA, Sipex will also grant to Silan a license to use the Sipex Process Technology to manufacture semiconductors in the Silan Facility;

WHEREAS, the Parties will work together to enable Silan to manufacture semiconductor wafers using the Sipex Process Technology, such collaboration to include, among other things,

technical cooperation, qualification of the Sipex Process Technology and wafer testing and introduction of new Sipex products using the Sipex Process Technology;

WHEREAS, the Parties expect that the transfer of the Sipex Process Technology will commence upon execution of this Agreement and expect to complete such transfer within one (1) year of the date of that certain Term Sheet entered into by and between Parties;

WHEREAS, Silan and Sipex have, simultaneously with the execution of this Agreement, executed that certain Production Equipment Sale Agreement pursuant to which Sipex will transfer the Production Equipment at the Sipex Facility to Silan. This transfer is expected to be delivered following the successful qualification of the Sipex Process Technology in the Silan Facility as evidenced by Silan successfully manufacturing and supplying semiconductors using the Sipex Process Technology;

WHEREAS, Silan and Sipex have, simultaneously with the execution of this Agreement, executed that certain Wafer Supply Agreement pursuant to which, among other things, Silan will manufacture and supply to Sipex semiconductor wafers based on Sipex Maskworks manufactured using the Sipex Process Technology;

WHEREAS, Sipex shall grant Silan a license under Sipex's Intellectual Property Rights to manufacture certain semiconductor devices in the Silan Facility based on Sipex Maskworks and to sell such products in, and only for use in, Greater China;

WHEREAS, pursuant to and subject to the terms and conditions of the Wafer Supply Agreement, among other things, Sipex has agreed to minimum order commitments and Silan has agreed to minimum supply commitments; and

WHEREAS, the Parties intend in this Agreement, including the other Transaction Agreements and Exhibits hereto, to set forth the entire understanding and agreement between them regarding the Transaction.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the Parties hereto agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1   Definitions .

  For purposes of this Agreement, the following words, terms and phrases shall have the meanings assigned to them in this Article 1 unless specifically otherwise stated. Any initially capitalized words, terms and phrases not defined in this Agreement shall have the meaning ascribed thereto in the relevant Section of the other Transaction Agreements as set forth in the master list of defined terms attached hereto as Exhibit 1. Furthermore, any defined term herein shall have a constant meaning regardless of whether it is used in its singular or plural form.

  "Action"

    means any claim, demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation including by or before any federal, state, local, foreign or international court, governmental authority or any arbitration or mediation tribunal.

  "Affiliate"

    means, with respect to any Party, any Person that Controls, is Controlled by, or is under common Control with such Party. As used herein, "Control" (and its derivatives) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

  "Confidential Information"

   means information disclosed between the Parties under this Agreement and the other Transaction Agreements, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), to the extent such information constitutes "Confidential Information" under the terms of the Existing Non-Disclosure Agreement between the Parties, subject to Section 4.1 of this Agreement.

  "China"

   means People's Republic of China.

  "Disclosing Party"

    means the Party owning or disclosing the relevant Confidential Information, including any Subsidiary or affiliate or Representative of such Party or its Subsidiaries.

  "Effective Time"

    means 12:00 pm Pacific time on the Effective Date hereof.

  "Existing Non-Disclosure Agreement" means the Non-Disclosure Agreement between Sipex and Silan dated as of November 17, 2005.

  "Governmental Approvals"

   means any notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

  "Governmental Authority"

   shall mean any federal, state, provincial, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority, including but not limited to the United States and China.

  "Greater China"

    shall mean mainland China, Hong Kong Special Administrative Region of the People's Republic of China, and Taiwan.

  "Liabilities"

    means any actual liability (including, without limitation, environmental liabilities), damage, loss, obligation, demand, judgment, fine, penalty, cost or expense, including reasonable attorneys' fees and expenses, and the costs of investigation incurred in defending against or settling such liability, damage, loss, obligation, demand, judgment, fine, penalty, cost or expense or claim therefor and any amounts paid in settlement thereof imposed or, in the case of an expense, reasonably incurred.

  "Parent"

    has the meaning assigned to such term in the preamble hereto.

  "Person"

   shall be broadly interpreted to include, without limitation, an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

  "Process Technology Transfer and License Agreement" or "PTTLA"

  means that certain Process Technology Transfer and License Agreement by and between Sipex and Silan, of an even date herewith, as attached hereto as Exhibit B.

  "Product License Agreement"

   means that certain Product License Agreement by and between Sipex and Silan, of an even date herewith, as attached hereto as Exhibit D.

  "Production Equipment" has the meaning ascribed to such term in the Production Equipment Sale Agreement.

  "Production Equipment Sale Agreement" means that certain Production Equipment Sale Agreement by and between Sipex and Silan, of an even date herewith, as attached hereto as Exhibit A.

  "Receiving Party"

   means the recipient of the relevant Confidential Information, including any Subsidiary or Affiliate or Representative of such Party or its Subsidiaries.

  "Silan Facility"

    means Silan's facility located at No. 10 Road, East HETZ, Hangzhou (Xiasha), People's Republic of China, Postcode: 310018.

  "Silan Indemnitees"

    means Silan and each Subsidiary of Silan at the Effective Time and each Person that becomes a Subsidiary of Silan after the Effective Time, but only for so long as such Subsidiary remains a Subsidiary of Silan.

  "Silan Operational Failure" means Silan's failure to (i) achieve any Process Qualification in accordance with the PTTLA, (ii) supply conforming Finished Sipex Products in accordance with the Wafer Supply Agreement, or (iii) properly install and operate the Production Equipment in the Silan Facility; provided such failure is not due to any uncured material failure of Sipex under this Agreement or any of the other Transaction Agreements.

  "Silan Products"

    shall have the meaning ascribed to it in the PTTLA.

  "Sipex Facility"

    means Sipex's offices and wafer fabrication plant located at Milpitas, California, USA.

  "Sipex Indemnitees"

   means Sipex and each Subsidiary of Sipex at the Effective Time and each Person that becomes a Subsidiary of Sipex after the Effective Time, but only for so long as such Subsidiary remains a Subsidiary of Sipex.

  "Sipex Maskworks"

    has the meaning ascribed to it in the Wafer Supply Agreement.

  "Sipex Process Technology"

   has the meaning ascribed to it in the PTTLA.

  "Sipex Products"

    has the meaning ascribed to it in the Wafer Supply Agreement.

  "Subsidiary"

    means with respect to any Person, any other Person under the Control (as defined in Section (b)) of such Person.

  "Technology"

    has the meaning ascribed to it in the PTTLA.

  "Term"

   means with respect to (i) this Agreement, the period of time set forth in Section 7.1; (ii) the PTTLA, the period of time set forth in Article 7 thereof; (iii) the Product License Agreement, the period of time set forth in Article 6 thereof; and (iv) the Wafer Supply Agreement, the period of time set forth in Article 14 thereof.

  "Transaction"

   means the collective transactions contemplated by this Agreement and the other Transaction Agreements.

  "Transaction Agreements"

   means, as context requires each or any of (1) this Agreement; (2) the PTTLA; (3) the Production Equipment Sale Agreement; (4) the Wafer Supply Agreement; and (5) the Product License Agreement.

  "Wafer Supply Agreement"

 means that certain Wafer Supply Agreement by and between Sipex and Silan, of an even date herewith, as attached hereto as Exhibit C.

1.2   Interpretation .

  The headings contained in this Agreement, any other Transaction Agreement in any Exhibit or Schedule hereto or thereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any of the other Transaction Agreements. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement or in any of the other Transaction Agreements to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement or any of the other Transaction Agreements unless otherwise indicated. This Agreement and the other Transaction Agreements were the products of extensive drafting, review, negotiation and acceptable by and among the Parties. Each of the Parties was represented by counsel or had the opportunity to seek counsel in the course of negotiations. Accordingly, the Parties agree that there shall be no presumption against any Party with regard to any ambiguity or uncertainty in the Agreement or the other Transaction Agreements, and no Party shall be deemed to be the draftsman of such agreements. All references to times and days are based on Pacific Standard Time, California, United States of America.

ARTICLE 2
DOCUMENTS AND ITEMS
TO BE DELIVERED AT THE EFFECTIVE TIME

2.1   Documents to Be Delivered by Silan.

  At the Effective Time, Silan will deliver, or will cause to be delivered, to Sipex the following items and agreements:

    A duly executed PTTLA;

    A duly executed Production Equipment Sale Agreement;

    A duly executed Product License Agreement;

    A duly executed Wafer Supply Agreement; and

    Such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

  Within ten (10) days of the Effective Time, Silan will deliver to Sipex a letter from the bank that Silan intends to obtain the letter of credit required under Article 6 the Production

  Equipment Sale Agreement, evidencing that such bank will issue such letter of credit in the time and amount required under the Production Equipment Sale Agreement.

2.2   Documents to Be Delivered by Sipex .

  At the Effective Time, Sipex will deliver, or will cause to be delivered, to Silan the following items and agreements:

  A duly executed PTTLA;

  A duly executed Production Equipment Sale Agreement;

  A duly executed Product License Agreement;

  A duly executed Wafer Supply Agreement; and

  Such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

ARTICLE 3
ADDITIONAL COVENANTS

3.1   Export and Import Controls .

  Compliance with United States Export Controls. Subject to Silan providing Sipex with all necessary information regarding Silan and otherwise complying with its obligations under this Article 3, Sipex shall comply with all applicable United States export control laws, and shall be responsible for obtaining all export and other licenses related to the initial export of any Sipex Products, Production Equipment or other Technology (regardless of the form in which it is provided, including software), that Sipex provides to Silan under the Transaction Agreements for export from the United States to China.

  Compliance with Chinese Import Controls. Subject to Sipex providing Silan with all necessary information regarding Sipex and otherwise complying with its obligations under this Article 3, Silan shall comply with all applicable Chinese import control laws, and shall be responsible for obtaining all import and other licenses related to the initial import of any Sipex Products, Production Equipment or other Technology (regardless of the form in which it is provided, including software), that Sipex provides to Silan for import to China from the United States.

  Compliance. Subject to Sections 3.1(a) and 3.1(b), each Party shall comply with applicable United States, Chinese and other export and import control laws, and shall be responsible for obtaining all export, import and other licenses related to the export, re-export or import of Sipex Products, Silan Products, Production Equipment or other Technology (regardless of the form in which it is provided), including software in connection with the performance of obligations or exercise of rights under the Transaction Agreements.

3.2   Further Assurances .

  At the request of the other Party, and without further consideration, each of Sipex and Silan will, and will cause its Affiliates to, do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated in this Agreement and the other Transaction Agreements. Neither Party shall be obligated, in connection with the foregoing, to expend money other than reasonable out-of-pocket expenses, attorneys' fees and recording or similar fees which shall be reimbursed by the requesting Party upon receipt of an invoice therefor.

3.3   Agreement for Exchange of Information .

  Other than in circumstances in which indemnification is sought pursuant to Article 6 (in which event the provisions of such Article will govern), each of Sipex and Silan agree to provide, or cause to be provided, to each other as soon as reasonably practicable after written request therefor, any specific and identified information in the possession or under the control of such Party and not already in the possession or control of the other Party that the requesting Party reasonably needs (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting Party, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements or (iii) to comply with its obligations under this Agreement or any other Transaction Agreement, including obligations to comply with applicable United States, Chinese and other export and import control laws, and to obtain export, import and other licenses related to the export, re-export or import of Sipex Products, Licensed Products, Silan Products, Production Equipment or other Technology (regardless of the form in which it is provided); provided, however, that in the event that any Party determines that any such provision of information could be commercially detrimental, violate any law or agreement, or waive any attorney-client privilege, the Parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

3.4   Remedial Measures .

  Silan understands and agrees that Sipex is entering into the Transaction based on representations, warranties and other assurances made to Sipex of the capabilities of Silan, the Silan Facilities and Silan personnel to achieve Process Qualification for each Process in accordance with the PTTLA and to deliver conforming Finished Sipex Products in accordance with the Wafer Supply Agreement. Silan further understands and agrees that its failure to do so will severely disrupt Sipex's business operations and will cause Sipex to suffer significant damages and expenses. If a Silan Operational Failure occurs, or if Sipex reasonably believes that a Silan Operational Failure is likely to occur, Silan shall permit Sipex engineers and other relevant personnel to reasonably access and to enter the Silan Facilities to perform those tasks reasonably required to remedy or avoid the relevant Silan Operational Failure ("Remedial Measures"). Silan

further agrees to direct its personnel to follow the instructions of, and to provide all reasonable materials, information and assistance to, such Sipex personnel as reasonably necessary to undertake such Remedial Measures. Sipex and Silan shall each bear their respective costs and expenses incurred in connection with any such Remedial Measures in accordance with the principles of this Agreement and the other Transaction Agreements. Silan will indemnify Sipex in accordance with Article 6 of this Master Agreement for any and all Liabilities that Sipex may suffer or incur based on Silan's failure to permit and assist Sipex in performing any Remedial Measures as set forth herein.

ARTICLE 4
CONFIDENTIALITY

4.1   Non-Use and Non-Disclosure .

  The Parties hereby incorporate by reference the terms of the Existing Non-Disclosure Agreement executed between the Parties; provided that with respect to information disclosed between the Parties under this Agreement and the other Transaction Agreements, the Existing Non-Disclosure Agreement is hereby amended (i) to have its term of disclosure extended, as necessary, to the Term of this Agreement; (ii) to extend the purposes for which each Party may use Confidential Information of the other Party to also include that which is necessary to carry out the purposes of this Agreement and the other Transaction Agreements, and (iii) to extend the Confidential Information of Sipex to also include all Sipex Process Technology and other Technology delivered or disclosed by Sipex under the Transaction Agreements, whether or not marked or identified as such. Further, to the extent the use or disclosure of any information is subject to a license under any Transaction Agreement such information shall be governed by the terms of such license regardless of whether such information is also Confidential Information.

4.2   Marking of Requirements .

  To implement the covenants and obligations of the Parties pursuant to this Article 4, each of the Parties shall comply with terms of this Section 4.2. Silan shall cause all Sipex Process Technology delivered or disclosed under the Transaction Agreements by Sipex, or created by Silan and relating to or reflecting such Sipex Process Technology, including, but not limited to Sipex Maskworks, sketches, drawings, reports, memoranda, blueprints, photographs, recording media and notes, and all copies, reproductions, reprints and translations thereof, to be plainly marked to indicate the secret and confidential nature thereof and to prevent unauthorized access thereto and unauthorized use or reproduction thereof. Sipex shall cause Technology Improvements delivered to Sipex and all copies, reproductions, reprints and translations thereof, to be plainly marked to indicate the secret and confidential nature thereof and to prevent unauthorized access thereto and unauthorized use or reproduction thereof.

4.3   Right of Inspection, Audit and Recommendation .

  At any time upon Sipex's written request and reasonable notice, Silan shall permit representatives of Sipex to inspect the Silan Facility and to review and audit the rules and procedures established by Silan as required by Section 4.2 above for purposes of determining the sufficiency of such rules and procedures and their implementation. Furthermore, Sipex shall have the right to make recommendations on behalf of itself, not inconsistent with Sipex practices in like Sipex facilities, to Silan for complying with Silan's obligations set forth in this Agreement. Silan shall implement all such reasonable recommendations within a reasonable time after written request by Sipex. Anything to the contrary in this Article 4 notwithstanding, each and every personnel of Sipex who shall be sent to the Silan plants or offices pursuant to this Section 4.3 shall execute a nondisclosure agreement containing reasonable terms as a condition precedent to admission or access to such plant. All of such personnel shall fully abide by all of the plant rules and regulations of Silan or Silan Affiliates.

4.4   Return of Materials .

  Upon the termination of this Agreement, or any other Transaction Agreement, the Receiving Party shall (i) either return or destroy all of the Disclosing Party's Confidential Information that such Party may have in its possession or control by virtue of such agreement and (ii) furnish the other Party with a certificate signed by an executive of the Receiving Party verifying that the same has been done. The foregoing requirement shall not apply to any Confidential Information of Silan included in or embodied in any Process Technology Improvements (as such term is defined in Section 4 of the Process Technology Transfer and License Agreement) or any Technology Improvements (as such term is defined in Section 3.8 of the Product License Agreement), in each case, that are licensed to Sipex under such Transaction Documents on the Effective Date of termination of this Agreement.

4.5   Required Disclosure .

  A Receiving Party shall not be deemed in breach of this Article 4 for disclosing any Confidential Information of the Disclosing Party as required by law, provided that the Receiving Party gives the Disclosing Party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure. In no event shall any such required disclosure relieve the relevant Party of the requirements of this Article 4 with respect to such disclosed Confidential Information and the Receiving Party shall continue to treat such disclosed Confidential Information in accordance with the terms and conditions of this Article.

4.6   No Restriction on Disclosing Party .

  Nothing in this Agreement shall restrict the Disclosing Party from using, disclosing, or disseminating its own Confidential Information in any way.

4.7   Third-Party Restrictions .

  Nothing in the Agreement supersedes any restriction imposed by third parties on their Confidential Information, and there is no obligation on the Disclosing Party to conform third party agreements to the terms of this Agreement.

4.8   Confidentiality of Transaction Agreements .

  Except as provided in Section 4.9, the Parties hereto shall keep the terms and existence of this Agreement and the identities of the Parties hereto confidential and shall not now or hereafter divulge any of this information to any third party or make any public or private announcement relating to the Transaction Agreements except: (a) with the prior written consent of the other party, such consent shall not be unreasonably withheld; (b) in connection with the requirements of a public offering or securities filing; (c) as otherwise required by law; (d) in confidence to financial advisors in their capacity of advising a party in such matters; (e) in confidence to legal counsel; (f) in confidence to accountants, banks, potential acquirors and financing sources and their advisors in connection with any financial or corporate transaction, including but not limited to any initial public offering, financing, investment, asset or stock sale, merger, reorganization or similar undertaking; (g) in confidence in connection with the enforcement of this Agreement or rights under this Agreement; and (h) in confidence to a customer for a party's products to the extent required for the sale of such products.

4.9   Press Release .

  The Parties agree to issue a mutually acceptable press release regarding this Master Agreement and the Transaction contemplated hereby within thirty (30) days of the Effective Date (or earlier as mutually agreed).

4.10   Remedies .

  The Parties agree that unauthorized use or disclosure of a Party's Confidential Information or failure to adequately protect a Party's Technology or Intellectual Property Rights will diminish the value of such Confidential Information or Technology, and such Party's Intellectual Property Rights and that monetary damages alone will not provide an adequate remedy. Therefore, if a Party breaches (or a Party has reason to believe that the other Party may be about to breach) any of its related obligations hereunder, the relevant Party shall be entitled to immediate equitable relief to protect its Confidential Information, Technology and Intellectual Property Rights, including but not limited to injunctive relief, as well as monetary damages.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

5.1   By Sipex .

  Sipex represents and warrants that:

  Sipex has the right to enter this Agreement;

  Sipex is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

  Sipex has the power and authority, corporate and otherwise, to execute and deliver the Transaction Agreements and to perform its obligations under the Transaction Agreements;

  Sipex has by all necessary corporate action duly and validly authorized the execution and delivery of the Transaction Agreements and the performance of its obligations under the Transaction Agreements;

  Sipex is not a government owned or controlled entity;

  Sipex is not a Subsidiary of any other Person;

  the execution, delivery and performance by Sipex of this Agreement and the other Transaction Agreements does not and will not conflict with, violate or result in the breach of: (i) the articles or certificate of incorporation or by-laws of Sipex, (ii) any existing law, ordinance, or governmental rule or regulation to which Sipex is subject, (iii) any judgment, order, writ, injunction, decree or award of any Governmental Authority which is applicable to Sipex, or (iv) any mortgage, indenture, agreement, contract, commitment, lease, plan, authorization, or other instrument, document or understanding, oral or written, to which Sipex is a party; and

  this Agreement and each other Transaction Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

5.2   By Silan .

  Silan IC and Parent represent and warrant that:

  Silan IC and Parent each have the right to enter this Agreement;

  Each of Silan IC and Parent is a corporation duly organized, validly existing, and in good standing under the laws of China;

  Silan IC and Parent each has the power and authority, corporate and otherwise, to execute and deliver the Transaction Agreements and to perform its obligations under the Transaction Agreements;

  Silan IC and Parent each has by all necessary corporate action duly and validly authorized the execution and delivery of the Transaction Agreements and the performance of its obligations under the Transaction Agreements;

  Neither Silan IC nor Parent is a government owned or controlled entity;

  Silan IC is a wholly-owned Subsidiary of Parent;

  the execution, delivery and performance by Silan of this Agreement and the other Transaction Agreements does not and will not conflict with, violate or result in the breach of: (i) the articles or certificate of incorporation or by-laws of either Silan IC or Parent, (ii) any existing law, ordinance, or governmental rule or regulation to which either Silan IC or Parent is subject, (iii) any judgment, order, writ, injunction, decree or award of any Governmental Authority which is applicable to either Silan IC or Parent, or (iv) any mortgage, indenture, agreement, contract, commitment, lease, plan, authorization, or other instrument, document or understanding, oral or written, to which either Silan IC or Parent is a party; and

  this Agreement and each other Transaction Agreement is a legal, valid and binding obligation, enforceable against Silan IC and Parent in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

ARTICLE 6
INDEMNIFICATION

6.1   Indemnification by Silan .

  Silan shall indemnify and hold harmless the Sipex Indemnitees from and against any and all Liabilities that relate to, arise out of or result from any of the following items (without duplication):

  any breach by Silan of its representations and warranties under the Transaction Agreements; and

  any matters for which Silan is expressly obligated to indemnify any Sipex Indemnitees under any Transaction Agreements.

6.2   Indemnification by Sipex .

  Sipex shall indemnify and hold harmless the Silan Indemnitees from and against any and all Liabilities that relate to, arise out of or result from any of the following items (without duplication):

  any breach by Sipex of its representations and warranties under the Transaction Agreements; and

  any matters for which Sipex is expressly obligated to indemnify any Silan Indemnitees under any Transaction Agreements.

6.3   Procedures for Defense, Settlement and Indemnification of Third Party Claims .

  A Party entitled to indemnification pursuant to this Article 6 (the "Indemnified Party") in connection with an Action initiated by a third party (any such claim or Action, a "Third Party Claim"), shall notify the Party obligated to indemnify it (the "Indemnifying Party") in writing, and in reasonable detail, of that Third Party Claim as soon as practicable after receipt of notice of that Third Party Claim, except that any failure to give any such notification shall not affect the Indemnifying Party's obligation to indemnify the Indemnified Party except to the extent the Indemnifying Party's ability to provide indemnification is prejudiced as a result of that failure.

  The Indemnifying Party may participate in the defense of the Third Party Claim and, if it so chooses, assume at its expense the defense of that Third Party Claim with counsel of its choice; provided that such counsel must be reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall also be entitled to participate in the defense of the Third Party Claim and to employ counsel, at its own expense (subject to the foregoing sentence), separate from counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall be entitled to control that defense except as stated herein. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party did not assume the defense of any Third Party Claim or as stated herein.

  If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, the Parties shall cooperate in the defense or prosecution of that Third Party Claim, including by retaining and providing to the Indemnifying Party records and information reasonably relevant to that Third Party Claim, and making employees available on a reasonably convenient basis.

  In the event that a matter arises that would give rise to a claim of indemnification both by Silan against Sipex and by Sipex against Silan, then, to the extent of such overlapping claim of indemnification, Silan's obligation to indemnify Sipex shall prevail and Sipex shall not have the obligation to indemnify Silan (but only to the extent of such overlapping claim).

6.4   Additional Matters .

  Rights Cumulative. The remedies provided in this Article 6 shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

  Indemnification Payments. Indemnification required by this Article 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred.

6.5   No Representation or Warranty .

  Except as otherwise explicitly set forth in any Transaction Agreement, Sipex does not make any representation as to, warranty of or covenant with respect to:

    the value of any asset or thing of value to be transferred to Silan;

    the freedom from encumbrance of any asset or thing of value to be transferred to Silan; or

    the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any asset or thing of value upon its execution, deliver and filing.

  Except as may expressly be set forth in any Transaction Agreement, all assets and rights to be transferred or licensed to Silan shall be transferred or licensed, as the case may be, "AS IS, WHERE IS" and without warranty of any kind. Except as may expressly be set forth in any Transaction Agreement, Silan shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in Silan good and marketable title, free and clear of any lien, claim, equity or other encumbrance.

6.6   Warranty Disclaimer and Limitation of Liability .

  EXCEPT FOR ANY WARRANTIES EXPLICITLY SET FORTH HEREIN OR IN ANY OF THE OTHER TRANSACTION AGREEMENTS, SIPEX AND SILAN DISCLAIM ALL WARRANTIES, WHETHER EXPRESS, STATUTORY, OR IMPLIED, FOR ANY TECHNOLOGY, TECHNICAL INFORMATION, OR ANY OTHER INFORMATION OR MATERIALS, OR ANY PART THEREOF, PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. EXCEPT FOR ANY WARRANTIES EXPLICITLY SET FORTH HEREIN OR IN ANY OF THE OTHER TRANSACTION AGREEMENTS, SIPEX AND SILAN EXPRESSLY DISCLAIM ANY WARRANTY THAT THE OTHER PARTY'S USE OF TECHNOLOGY WILL NOT INFRINGE ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS. NEITHER SIPEX NOR SILAN AUTHORIZE ANY PERSON TO ASSUME FOR EITHER OF THEM ANY LIABILITIES IN CONNECTION WITH THIS AGREEMENT.

  THE LIMITATIONS ON LIABILITY SET FORTH IN THESE SECTIONS 6.6 (c)-(e) SHALL (I) APPLY ONLY TO THOSE MATTERS FOR WHICH A LIMITATION OF LIABILITY IS NOT OTHERWISE EXPRESSLY PROVIDED FOR UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT AND (II) NOT APPLY TO SILAN'S OR SIPEX'S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION AGREEMENTS OR TO SILAN'S OR SIPEX'S MATERIAL BREACH OF Article 4.

  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE. THE FOREGOING LIMITATIONS SHALL APPLY

  REGARDLESS OF WHETHER THE PARTY AGAINST WHOM LIABILITY IS ASSERTED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

  THE TOTAL AGGREGATE LIABILITY OF SILAN ARISING OUT OF OR RELATING TO THE PRODUCTION EQUIPMENT SALE AGREEMENT SHALL BE AMOUNTS PAID OR PAYABLE TO SIPEX UNDER SUCH AGREEMENT.

  THE TOTAL AGGREGATE LIABILITY OF SIPEX ARISING OUT OF OR RELATING TO (I) THE PRODUCTION EQUIPMENT SALE AGREEMENT SHALL BE AMOUNTS PAID BY SILAN UNDER SUCH AGREEMENT; (II) THE PTTLA SHALL BE AMOUNTS PAID OR PAYABLE BY SILAN THEREUNDER; (III) THE PRODUCT LICENSE AGREEMENT SHALL BE AMOUNTS PAID TO SIPEX THEREUNDER WITH RESPECT TO THE PRODUCT THAT GIVES RISE TO SUCH LIABILITY; AND (IV), THE WAFER SUPPLY AGREEMENT, THE AMOUNTS PAID OR PAYABLE TO SILAN THEREUNDER WITH RESPECT TO THE PRODUCT THAT GIVES RISE TO SUCH LIABILITY.

6.7   Survival of Indemnities .

  The rights and obligations of the Sipex Indemnitors and the Silan Indemnitors under this Article 6 shall survive the sale or other transfer by any Party of any assets or businesses or the assignment by it of any Liabilities or the sale by any Sipex Indemnitor or Silan Indemnitor of the capital stock or other equity interests of any Subsidiary or Affiliated Company to any Person.

ARTICLE 7
TERM AND TERMINATION

7.1   Term .

  The term of this Agreement (the "Term") shall commence at the Effective Time and shall continue, unless earlier terminated under this Article 7, until the expiration or termination of the last of the other Transaction Agreements to terminate or expire. The Term of each Transaction Agreement shall be a set forth therein.

7.2   Termination of Agreement .

  Without limiting the termination rights otherwise provided in the other Transaction Agreements with respect to such other Transaction Agreements, where the following grants to a Party the right to terminate this Agreement or any of the Transaction Agreements, such Party may exercise such right by furnishing the other Party written notice to that effect, and such termination shall take effect upon the other Party's receipt thereof, subject to any cure or transition period that may otherwise apply hereunder.

  Termination of Wafer Supply Agreement or PTTLA. This Agreement and the other Transaction Agreements shall immediately and automatically terminate upon the termination, but not the expiration of, the Wafer Supply Agreement or the PTTLA.

  Mutual Agreement of the Parties. The Parties may agree in writing to terminate this Agreement or any other Transaction Agreement, as the case may be; or

  An Uncured Material Breach. Subject to the terms of this Section 7.2(c), a Party may terminate this Agreement or any other Transaction Agreement in the event of a material breach by the other Party as set forth in this Section 7.2(c); provided that where the other Party's material breach is solely of one of the other Transaction Agreements, this Section 7.2(c) only provides the non-breaching party the right to terminate the Transaction Agreement so breached.

    If either Party (the "Breaching Party") shall at any time materially breach this Agreement or any other Transaction Agreement, without any material causative fault on the part of the other Party (the "Non-Breaching Party"), the Non-Breaching Party may advise of its intention to terminate this Agreement or any other Transaction Agreement, as applicable, by providing formal written notice of breach to the Breaching Party specifying the breach. Notice for purposes of the foregoing that is provided other than in strict accordance with Section 9.5 will not be effective.

    Notwithstanding the foregoing, this Agreement or the applicable other Transaction Agreements will not be terminated under this Section 7.2(c) if (A) the breach specified in the notice is remedied within the sixty (60) day period following receipt of the notice by the Breaching Party, or (B) if the breach reasonably requires more than sixty (60) days to correct, the Breaching Party has, within thirty (30) days from receipt of the notice of breach, begun substantial corrective action to cure the breach and submitted a written remediation plan to the Non-Breaching Party's Program Coordinator providing a detailed explanation of the steps to be taken to cure the breach as quickly as practicable, the Breaching Party diligently pursues such corrective action, and such breach is actually cured within ninety (90) days following receipt of the notice of breach.

    If any breach is not cured within the time permitted in Section 7.2(c)(ii) above, the Non Breaching Party shall have the right to issue a notice of termination of this Agreement or the applicable other Transaction Agreement within ninety (90) days of the expiration of the foregoing cure period by giving written notice thereof to the Breaching Party. The Party receiving notice shall have the right to cure any such breach up to the date of termination.

    Notwithstanding the foregoing, where a Party alleged to be in breach disputes the breach, neither this Agreement nor any other Transaction Agreement may be terminated under this Section 7.2(c) unless and until the existence of the breach is determined in accordance with Article 8, and the Breaching Party is given the opportunity to cure the breach as set forth in this Section 7.2(c) following such determination.

  Change in Control, Liquidation, Bankruptcy, etc. Upon the change in control of a Party or its parent company, the other Party may terminate this Agreement or any other Transaction Agreement. For the purposes of the foregoing a "change of control" of a Party shall mean the sale of more than fifty percent of the stock of a Party in a single transaction or a series of related transactions, the merger of a Party with another entity where the Party is not the surviving entity or a sale of all or substantially all of the assets of a Party to which this Agreement or any other Transaction Agreement relates. Either Party may terminate this Agreement or any other Transaction Agreement upon the liquidation, bankruptcy, receivership, custodianship or dissolution of the other Party (whether voluntarily or involuntarily).

  Adverse Government Intervention. At any time during the Term, should any Governmental Authority take any action or inaction adverse to any Party, including, but not limited to any refusal to grant the benefits of any foreign capital inducement law in China or any other necessary government approval, or make recommendations to the Parties or any of them requiring directly or indirectly, formally or informally, alteration or modification of any term or condition of this Agreement or any other Transaction Agreement, in a manner that is material and adverse to one Party, within sixty (60) days from said action, inaction or recommendation of the Governmental Authority, the Parties hereto shall enter into good faith negotiations with the objective of restructuring the relationship between the Parties hereto in a manner such that the adverse effect of said alteration or modification of this Agreement and/or any other Transaction Agreement, as applicable, will be minimized. If the Parties cannot reach an acceptable modification to such agreements within three (3) months from the date of such written request, or within such longer period of time as mutually agreed upon, either Party shall have the right to terminate this Agreement or any other Transaction Agreement by giving written notice to that effect to the other Party. It is expressly understood and agreed by the Parties hereto that in the event of such termination, neither Party will incur any liability to the other Party for any alleged default or breach in the performance of this Agreement or any other Transaction Agreement arising from the exercise of the right herein provided to terminate this Agreement or any other Transaction Agreement as the case may be unless it can be established by a Party that the other Party acted in conjunction with said Governmental Authority to bring about the intended result. Except as provided in the previous sentence, compliance by either Party with this Section 7.2(e), shall not be deemed a breach under any provision of this Agreement or any other Transaction Agreement. In event of a conflict between this Section 7.2(e) and Section 9.2, this Section 7.2(e) shall prevail.

7.3   Effect of Termination .

  Termination of this Agreement for any reason shall not release either Party from any liability accruing as of or before such termination.

  The following provisions of this Agreement shall survive any termination of this Agreement: Sections 3.1(c) and 7.3, and Article 4 and Article 9. The representations and warranties of the Parties set forth in Article 5 of this Agreement shall survive until the two (2)-year anniversary of any termination of this Agreement; provided, however, that if written notice of a claim of breach of any such representations or warranties is given to a Party prior to the expiration of such two (2)-year period, the relevant representations and warranties shall survive as to such claim. The indemnification obligations of the Parties set forth in Article 6 shall survive any termination of this Agreement; provided that with respect to claims of indemnification that arise solely out of this Agreement (and not any of the other Transaction Agreements as incorporated by reference in Article 6), the indemnification obligations of the Parties set forth in Article 6 shall survive only until the two (2)-year anniversary of the termination of this Agreement; provided further, however, that if written notice of a claim for indemnification is given prior to the expiration of such two (2)-year period, the relevant indemnification obligation shall survive as to such claim.

  Subject to the foregoing provisions of this Section 7.3, the rights and obligations under each of the other Transaction Agreements that survive termination of such other Transaction Agreements shall be solely as set forth therein.

ARTICLE 8
DISPUTE RESOLUTION

It is the intent of the Parties that any breach of this Agreement or any other Transaction Agreement be resolved in an amicable manner, to the fullest extent possible, and that any such resolution be reasonable in light of the rights and obligations of the Parties. If any breach should arise which cannot be resolved by the personnel of each Party directly involved, the following procedures of this Article 8 shall apply in each of the circumstances described below.

8.1   Conciliation Process .

  If a Party alleges breach of this Agreement or another Transaction Agreement by the other Party, and the other Party disputes the breach, then the Party alleged to be in breach has the right to demand the following meetings:

  Upon fourteen (14) calendar days' notice, a meeting of the Program Coordinators for the purposes of, among other things:

    assessing the good faith basis for the claimed breach;

    defining, assessing and prioritizing the alternatives reasonably available to cure such breach or to correct the circumstances or situations that gave rise to such breach so as to make its reoccurrence unlikely; and

    adopting by unanimous vote, one or more curative or corrective courses of action.

  If, after meeting in accordance with Section 8.1(a) the Program Coordinators are unable to resolve the breach, a meeting of an advisory committee consisting of the VP of Silan and the VP of Operations of Sipex, one of each from Sipex and Silan for further attempts at resolution, upon fourteen (14) calendar days' notice.

  If, after meeting in accordance with Section 8.1(b), such advisory committee is unable to resolve the dispute, a meeting of the respective Chief Executive Officer of each of Sipex and Silan for the purpose of attempting to resolve the breach, upon fourteen calendar days' notice.

8.2   Arbitration .

  Except as otherwise set forth under Section 8.1, any and all disputes regarding this Agreement and the other Transaction Agreements shall be submitted to binding arbitration before the China International Economic and Trade Arbitration Commission, Shanghai Commission, in Shanghai, China. All documents and evidence submitted for any arbitration pursuant to this Agreement and/or the other Transaction Agreements must be in the English language or submitted with an English translation. Notwithstanding this Section 8.2, either Party may at any time apply to a court of competent jurisdiction for relief in the form of a temporary restraining order, preliminary injunction, or other provisional remedy pending final determination of a claim through arbitration in accordance with this Section 8.2.

8.3   Remedies .

  Subject to Sections 8.1 and 8.2, upon the failure to cure a material breach by either Party of any provision of this Agreement or any other Transaction Agreement, the Non-Breaching Party shall have the right to pursue all available remedies at law or in equity that it may elect, including but not limited to specific performance or injunctive relief, in order to obtain the benefits which have been provided pursuant to this Agreement and the other Transaction Agreements, or to obtain adequate recourse or compensation in the event the same are not so provided.

ARTICLE 9
MISCELLANEOUS

9.1   Stamp Duties .

  To the extent that any stamp taxes, duties or similar fees are due in connection with any Governmental Approvals required from any Governmental Authorities in China with respect to any of the Transaction Agreements ("Stamp Duties"), the Party who is required by the relevant Governmental Authority to pay such Stamp Duties shall pay any and all such Stamp

Duties. To the extent either Party pays an amount in excess of two hundred and fifty United States Dollars (US$250.00) in Stamp Duties on any individual Transaction Agreement ("Excess Stamp Duties") (except for the Production Equipment Sale Agreement, for which Silan shall be solely liable), the other Party shall reimburse such Party fifty percent (50%) of such Excess Stamp Duties.

9.2   Force Majeure .

  Performance. Should either Party be prevented from performing its contractual obligations under this Agreement or any other Transaction Agreement due to the cause or causes of force majeure such as new acts of war or aggression (declared or undeclared), fire, storm, flood, typhoon or other severe weather conditions, earthquake, strike, student unrest, legal restraints, government or like interference, judicial action, accidental damage to equipment, as well as any other cause outside the control of that Party, that Party shall not be liable to the other Party for any delay or failure of performance caused by any of the above events. "Force majeure" shall include (i) the failure to obtain such license(s) and other approvals, including export licenses, as are required by United States law or other applicable law for the equipment, software, technology and Products to be provided pursuant to the terms of this Agreement or any other Transaction Agreement, except where such failure is due to Party's breach of this Agreement or any other Transaction Agreement and (ii) the failure of Silan or its suppliers of electrical power or water to have adequate supplies of electrical power or water as a result of a generally applicable Chinese Government or local government action or law that is not specially directed at Silan or as a result of a fault of Silan.

  Notice. In addition to providing notice in the manner set out in Section 9.5, the Party affected by force majeure shall notify the other Party of the occurrence of any of the events set out in Section 9.2 in writing by cable, telex, facsimile, or electronic mail within the shortest possible time.

  Delay. Should the delay caused by any of the above events continue for more than ninety (90) days, the Parties shall settle the problem of further performance of the Agreement or any other Transaction Agreement through friendly negotiations as soon as possible with the objective of restructuring the relationship among them such that the effects of such delay are minimized. If the Parties cannot agree on a mutually acceptable solution within six (6) months of any Party's request for such negotiations either Party may terminate this Agreement and/or any other Transaction Agreement by prior written notice to the other Party.

9.3   Entire Agreement .

  This Agreement, the other Transaction Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

9.4   Governing Law .

  This Agreement and each of the other Transaction Agreements shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

9.5   Notices .

  Notices, offers, requests or other communications required or permitted to be given by either Party pursuant to the terms of this Agreement and any other Transaction Agreement shall be given in writing to the respective Parties to the following addresses:

if to Sipex: Sipex Corporation
233 South Hillview Drive
Milpitas, CA 95053
U.S.A.
Attention: Legal Department c/o General Counsel
Fax: (408) 935-7600

With a copy to: Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, California 94304
U.S.A.
Attention: Selwyn Goldberg / Robert G. Day
Fax: (650) 493-6811

If to Silan: Hangzhou Silan Integrated Circuit Co., Ltd.
No. 10 Road, East HETZ
Hangzhou (Xiasha), People's Republic of China
Postcode: 310018
Attention: Zhang Lan Ping
Fax：008657186714058

With a copy to: Hangzhou Silan Integrated Circuit Co., Ltd.
No. 10 Road, East HETZ
Hangzhou (Xiasha), People's Republic of China
Postcode: 310018
Attention: Fan Wei Hong
Fax：008657186714098

With a copy to: Hangzhou Silan Microelectronics Co., Ltd.
No. 4 Huang Gu Shan Road
Hangzhou, People's Republic of China

Postcode: 310012
Attention: Chen Xiang Dong
Fax: 008657188212900

or to such other address as the Party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized international courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given on the date on which such notice is actually received.

9.6   Counterparts .

  This Agreement, including the other Transaction Agreements and the Exhibits hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

9.7   Binding Effect; Assignment .

  This Agreement and each other Transaction Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors, and nothing in this Agreement or any other Transaction Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement or any other Transaction Agreement. Neither Sipex nor Silan may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other Party, and any such assignment shall be void; provided, however, either Party may assign this Agreement to a successor entity in conjunction with such Party's reincorporation. Neither Silan nor Sipex shall engage in a change of control (as defined in Section 7.2(d)) unless the acquiror and any ultimate parent entity shall have executed and delivered to the other Party an agreement confirming that such acquiror and/or ultimate parent entity shall, upon consummation of such transaction or series of transactions, cause the relevant Party to continue to perform under the terms of this Agreement and each other Transaction Agreement.

  Notwithstanding the foregoing, subject to Section 9.15 below, Sipex may assign its rights or delegate its duties under this Agreement or any other Transaction Agreements, in whole or in part, to any Affiliate of Sipex, provided that any such assignment or delegation shall not relieve Sipex of its obligations under this Agreement or other relevant Transaction Agreement.

9.8   Severability .

  If any term or other provision of this Agreement, any other Transaction Agreement or the Exhibits or Schedules attached hereto or thereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement and the other Transaction

Agreements shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

9.9   Failure or Indulgence Not Waiver; Remedies Cumulative .

  No failure or delay on the part of either Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement, any other Transaction Agreement or the Exhibits or Schedules attached hereto or thereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9.10   Amendment .

  No change or amendment will be made to this Agreement, any other Transaction Agreement or the Exhibits or Schedules attached hereto or thereto except by an instrument in writing signed on behalf of each of the Parties to such agreement.

9.11   Currency .

  All payments required under this Agreement and the other Transaction Agreements shall be made in United States dollars unless otherwise required herein or therein.

9.12   Conflicting Agreements .

  In the event of conflict between this Agreement and any of the other Transaction Agreements, the provisions of such other Transaction Agreement shall prevail.

9.13   Language .

  Chinese language translations of this Agreement and the other Transaction Agreements may be prepared to assist the Parties' understanding, however each Party acknowledges that the English versions of this Agreement and the other Transaction Agreements shall be the only legally operative agreements. Silan shall provide to Sipex all documents that are issued in Chinese pursuant to this Agreement or any of the other Transaction Agreements in English translations and Sipex shall be entitled to rely on such translations as the legally operative documents between the Parties hereto (regardless of the legal effect of such translations with any Governmental Authority).

9.14   Parent Guarantee .

  Parent shall, and hereby does, fully guarantee the performance, liabilities and obligations of Silan IC under this Agreement and under any other Transaction Agreement. Sipex may, in its sole discretion bring any action for the enforcement of, or claim under, this Agreement or any other Transaction Agreement, against either or both of Parent or Silan IC. Parent and Silan IC shall be jointly and severally liable for any breach of this Agreement or any other Transaction Agreement or with respect to any liability or payment obligation of Silan IC or Parent hereunder or under any other Transaction Agreement.

9.15   Sipex Guarantee .

  Sipex shall, and hereby does, fully guarantee the performance, liabilities and obligations of any of its Affiliates under this Agreement and any other Transaction Agreement that are a party to this Agreement and to any other Transaction Agreement ("Party Affiliate"). Silan IC or Silan Micro may, in their sole discretion bring any action for the enforcement of, or claim under, this Agreement or any other Transaction Agreement, against either or both of Sipex or any Party Affiliate. Sipex and any such Party Affiliate shall be jointly and severally liable for any breach of this Agreement or any other Transaction Agreement or with respect to any liability or payment obligation of any Party Affiliate or Sipex hereunder or under any other Transaction Agreement.

[Remainder of page left intentionally blank, signature blocks appear on next page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Sipex and Silan have caused their duly authorized representatives to execute this Agreement.

SIPEX CORPORATION	HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.
By: /s/ Ralph Schmitt Name: Ralph Schmitt Title: Chief Executive Officer Date: February 27, 2006	By: /s/ Fan Wei-Hong Name: Fan Wei-Hong Title: General Manager Date: February 27, 2006
HANGZHOU SILAN MICROELECTRONICS CO., LTD.
By: /s/ Chen Xiang Dong Name: Chen Xiang Dong Title: President Date: February 27, 2006

EXHIBIT 1

MASTER LIST OF DEFINED TERMS
Defined Term	Agreement	Section
Acceptance Criteria	Wafer Supply Agreement	1.1(a)
Action	Master Agreement	1.1(a)
Adjusted Wafer Price	Product License Agreement	1.1(a)
Affiliate	Master Agreement	1.1(b)
Breaching Party	Master Agreement	7.2(c)(i)
Business Taxes	Process Technology Transfer and License Agreement	4.6
China	Master Agreement	1.1(d)
Commitment Term	Wafer Supply Agreement	1.1(b)
Commitment Term Start Date	Wafer Supply Agreement	1.1(b)
Confidential Information	Master Agreement	1.1(c)
Control	Master Agreement	1.1(b)
Control Wafer	Wafer Supply Agreement	1.1(c)
Copyrights	Process Technology Transfer and License Agreement	1.1(a)
Cycle Time	Wafer Supply Agreement	1.1(d)
Demarcation Point	Production Equipment Sale Agreement	2
Design IP Claim	Product License Agreement	1.1(b)
Designated Account	Product License Agreement	4.4
Die Level Probe	Wafer Supply Agreement	1.1(e)

Defined Term	Agreement	Section
Die Price	Product License Agreement	1.1(c)
Disclosing Party	Master Agreement	1.1(e)
Effective Time	Master Agreement	1.1(f)
Equivalent Wafer	Wafer Supply Agreement	1.1(f)
Ex Works Point	Wafer Supply Agreement	6.1
Excess Stamp Duties	Master Agreement	9.1
Exemption	Process Technology Transfer and License Agreement	4.6
Exemption	Product License Agreement	4.3
Existing Non-Disclosure Agreement	Master Agreement	1.1(g)
Final Supply Shortfall	Wafer Supply Agreement	2.5
Finished Sipex Products	Wafer Supply Agreement	1.1(g)
Fixed Day	Wafer Supply Agreement	4.2(a)
Fixed Wafer Price	Wafer Supply Agreement	4.6(a)
Force Majeure	Master Agreement	9.2
Forecast	Wafer Supply Agreement	4.1
Governmental Approvals	Master Agreement	1.1(h)
Governmental Authority	Master Agreement	1.1(i)
Greater China	Master Agreement	1.1(j)
Gross Profit	Product License Agreement	1.1(d)
Hosting Party	Process Technology Transfer and License Agreement	5.2(d)
Hot Lots	Wafer Supply Agreement	8.5(a)

Defined Term	Agreement	Section
Improvements License	Process Technology Transfer and License Agreement	4.2(b)
Indemnified Party	Master Agreement	6.3(a)
Indemnifying Party	Master Agreement	6.3(a)
Initial Fixed Price Period	Wafer Supply Agreement	2.7(c)
Injunction	Wafer Supply Agreement	11.4
Intellectual Property Rights	Process Technology Transfer and License Agreement	1.1(a)
Liabilities	Master Agreement	1.1(k)
Liability Amount	Process Technology Transfer and License Agreement	4.4(f)
License Consideration	Process Technology Transfer and License Agreement	4.6
Licensed Products	Product License Agreement	1.1(g)
Lot	Wafer Supply Agreement	1.1(j)
Major Process Change	Wafer Supply Agreement	3.3
Manufacturing Costs	Product License Agreement	1.1(f)
Maskwork	Process Technology Transfer and License Agreement	1.1(c)
Maskwork Rights	Process Technology Transfer and License Agreement	1.1(a)
Minimum Wafer Probe Yield	Wafer Supply Agreement	2.7(a)
Modified Process	Process Technology Transfer and License Agreement	4.4(a)(i)
Non-Breaching Party	Master Agreement	7.2(c)(i)
Order Commitment	Wafer Supply Agreement	2.3(a)

Defined Term	Agreement	Section
Order Makeup Quarter	Wafer Supply Agreement	2.4(a)
Order Shortfall Penalty	Wafer Supply Agreement	2.4(b)
Order Shortfall Quarter	Wafer Supply Agreement	2.4(a)
Ordering Requirements	Wafer Supply Agreement	4.3
Original Process	Process Technology Transfer and License Agreement	4.4(a)(i)
Packaging Cost	Product License Agreement	1.1(h)
Parent	Master Agreement	1.1(l)
Patent Rights	Process Technology Transfer and License Agreement	1.1(a)
PCM Criteria	Process Technology Transfer and License Agreement	1.1(d)
Percentage Completion	Wafer Supply Agreement	4.6(b)
Person	Master Agreement	1.1(m)
Process IP Claim	Process Technology Transfer and License Agreement	1.1(e)
Process Qualification	Process Technology Transfer and License Agreement	1.1(f)
Process Qualification Costs	Process Technology Transfer and License Agreement	1.1(g)
Process Qualification Date	Process Technology Transfer and License Agreement	1.1(h)
Process Qualification Specifications	Process Technology Transfer and License Agreement	1.1(i)
Process Steps	Wafer Supply Agreement	4.6(c)
Process Technology Improvements	Process Technology Transfer and License Agreement	4.1(a)(ii)

Defined Term	Agreement	Section
Process Technology Transfer Fee	Process Technology Transfer and License Agreement	5.1(g)
Product Qualification	Wafer Supply Agreement	1.1(o)
Product Qualification Costs	Wafer Supply Agreement	1.1(p)
Product Qualification Date	Wafer Supply Agreement	1.1(q)
Product Qualification Wafers	Wafer Supply Agreement	1.1(r)
Production Equipment	Production Equipment Sale Agreement	Preamble
Program Coordinator	Process Technology Transfer and License Agreement	2.1(a)
PTTLA	Master Agreement	1.1(n)
Purchase Order	Wafer Supply Agreement	4.3
Qualification	Process Technology Transfer and License Agreement	1.1(f)
Qualification Maskworks	Process Technology Transfer and License Agreement	1.1(k)
Qualification Wafers	Process Technology Transfer and License Agreement	1.1(l)
Qualify	Process Technology Transfer and License Agreement	1.1(f)
Quarter	Wafer Supply Agreement	1.1(w)
Ramp Factor	Wafer Supply Agreement	1.1(x)
Receiving Party	Master Agreement	1.1(r)
Remedial Measures	Master Agreement	3.4
Royalty	Product License Agreement	4.1
Royalty Business Taxes	Product License Agreement	4.3

Defined Term	Agreement	Section
Royalty Liability Amount	Product License Agreement	3.7(e)
Royalty Period	Product License Agreement	1.1(i)
Royalty Report	Product License Agreement	4.2
Royalty Taxes	Product License Agreement	4.3
Royalty Withholding Taxes	Product License Agreement	4.3
Sales Taxes	Wafer Supply Agreement	2.7(f)
Scheduled Shipment Date	Wafer Supply Agreement	6.2(a)
Services Taxes	Process Technology Transfer and License Agreement	5.2(e)
Shipping Costs	Wafer Supply Agreement	2.1(c)
Shipping Instruction Report	Wafer Supply Agreement	4.4
Silan Facility	Master Agreement	1.1(s)
Silan Indemnitees	Master Agreement	1.1(t)
Silan Operational Failure	Master Agreement	1.1(u)
Silan Products	Process Technology Transfer and License Agreement	1.1(m)
Silan Sales Cost	Product License Agreement	1.1(j)
Silan Sales Price	Product License Agreement	1.1(k)
Silan Shortfall	Wafer Supply Agreement	2.5(a)
Sipex Facility	Master Agreement	1.1(w)
Sipex Indemnitees	Master Agreement	1.1(x)
Sipex Maskworks	Wafer Supply Agreement	1.1(z)
Sipex Process Technology	Process Technology Transfer and License Agreement	1.1(p)

Defined Term	Agreement	Section
Sipex Process Technology Materials	Process Technology Transfer and License Agreement	1.1(q)
Sipex Process(es)	Process Technology Transfer and License Agreement	1.1(o)
Sipex Product Design IP Claim	Wafer Supply Agreement	1.1(bb)
Sipex Product Modified Process	Wafer Supply Agreement	11.2(a)
Sipex Product Original Process	Wafer Supply Agreement	11.2(a)
Sipex Product Process IP Claim	Wafer Supply Agreement	1.1(cc)
Sipex Product Technology	Wafer Supply Agreement	1.1(dd)
Sipex Products	Wafer Supply Agreement	1.1(aa)
Sipex Shortfall	Wafer Supply Agreement	2.4(a)
Sipex Start Plan	Wafer Supply Agreement	4.2(a)
Specifications	Wafer Supply Agreement	1.1(ff)
Stamp Duties	Master Agreement	9.1
Sublicense	Product License Agreement	3.5
Subsequent Fixed Price Period	Wafer Supply Agreement	2.7(c)
Subsidiary	Master Agreement	1.1(bb)
Supply Commitment	Wafer Supply Agreement	2.3(b)
Supply Makeup Quarter	Wafer Supply Agreement	2.5
Supply Shortfall Penalty	Wafer Supply Agreement	2.5
Supply Shortfall Quarter	Wafer Supply Agreement	2.5
Taxes	Process Technology Transfer and License Agreement	5.1(g)

Defined Term	Agreement	Section
Technology	Process Technology Transfer and License Agreement	1.1(s)
Technology Improvements	Product License Agreement	3.8(a)
Testing Cost	Product License Agreement	1.1(o)
Third Party Claim	Master Agreement	6.3(a)
Third Party Rights	Product License Agreement	3.10(a)
Trade Secret Rights	Process Technology Transfer and License Agreement	1.1(a)
Trademarks	Process Technology Transfer and License Agreement	1.1(u)
Transaction	Master Agreement	1.1(ee)
Transaction Agreements	Master Agreement	1.1(ff)
True Up Date	Wafer Supply Agreement	14.1
Wafer Discount	Product License Agreement	1.1(p)
Wafer Level Probe	Wafer Supply Agreement	1.1(ii)
Wafer Price	Wafer Supply Agreement	2.7(a)
Wafer Probe Yield	Wafer Supply Agreement	2.7(a)
Wafer Substrate Cost	Wafer Supply Agreement	4.6(d)
Wafer Termination Amount	Wafer Supply Agreement	4.6
Wafers Out	Wafer Supply Agreement	4.1
Warranty Period	Wafer Supply Agreement	9.1
Week	Wafer Supply Agreement	1.1(mm)
Withholding Taxes	Process Technology Transfer and License Agreement	4.6

**************

EXHIBIT A

TO THE MASTER AGREEMENT

BETWEEN SIPEX and SILAN IC and SILAN MICRO

==================================================================

PRODUCTION EQUIPMENT SALE AGREEMENT

BETWEEN

SIPEX CORPORATION

AND

HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.

DATED AS OF FEBRUARY 27, 2006

==================================================================

EXHIBIT A

PRODUCTION EQUIPMENT SALE AGREEMENT

This Production Equipment Sale Agreement, including the Exhibits hereto (this "Agreement"), is entered into as of February 27, 2006 (the "Effective Date") by and between Sipex Corporation, a Delaware corporation with its principal place of business at 233 South Hillview Drive, Milpitas, CA 95053, U.S.A. ("Sipex") Hangzhou Silan Integrated Circuit Co., Ltd., a China limited liability company with its principal place of business at No. 10 Road, East HETZ, Hangzhou (Xiasha), People's Republic of China, Postcode: 310018 ("Silan IC", together with Sipex, referred to individually as a "Party" and collectively as the "Parties").

Recitals

WHEREAS, Sipex, Silan IC and Silan Micro have entered into a Master Agreement of even date herewith (the "Master Agreement"), providing for, among other things, the transfer by Sipex of the equipment described in Schedule B (attached and incorporated into this Agreement) (the "Production Equipment") to Silan IC; and

WHEREAS, Sipex and Silan IC now seek to consummate the transfer of such Production Equipment.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below and in the Master Agreement, the Parties hereto agree as follows:

  For purposes of this Agreement, unless specifically otherwise provided herein, any initially capitalized words, terms and phrases not defined in this Agreement shall have the meaning ascribed thereto in the Master Agreement. The rules of interpretation set forth in Section 1.2 of the Master Agreement are incorporated herein by this reference.
  Subject to the terms of the Master Agreement, Sipex shall deliver the Production Equipment to Silan IC, Ex Works (Incoterms 2000) the agreed to demarcation point at the Sipex Facility, or at such other place(s) as the parties may agree to in writing ("Demarcation Point"). Sipex shall bear the costs of decommissioning and decontaminating the Production Equipment and moving the Production Equipment to the Demarcation Point. Sipex's obligation to decontaminate the Production Equipment shall be solely as Sipex may be instructed to do so as agreed upon by the Parties. Silan IC shall bear the costs of crating, packing and shipping of the Production Equipment from the Demarcation Point. Delivery of the Production Equipment to the Demarcation Point for crating, packing and shipment by Silan IC shall be pursuant to a mutually agreed to schedule. Sipex shall confirm the scheduled decommissioning and delivery dates with Silan at least (1) business day prior to such date to permit Silan IC engineers to be present during the decommissioning and removal of the Production Equipment. Notwithstanding the foregoing, Sipex's shall only be obligated to deliver the Production Equipment to Silan IC after both of the following have occurred, and provided that Silan IC has complied and is in compliance with its obligations under Section 6 of this Agreement:

    all Process Qualifications have been completed under the Process Technology Transfer and License Agreement, and
    Silan IC is successfully manufacturing, and supplying Sipex Products using the Sipex Process Technology under the Wafer Supply Agreement, unless otherwise agreed to in writing between the Parties.
  Silan IC is expected to satisfy the foregoing conditions, and the Production Equipment to be delivered to Silan IC as set forth in Section 2, within two hundred and seventy (270) days after this Agreement's Effective Date.
  Effective upon delivery of the Production Equipment in accordance with Section 2, any title and risk of loss to the Production Equipment will pass to Silan IC.
  Silan IC shall pay to Sipex a total of [+] United States Dollars ($[+]) as consideration for the transfer of the Production Equipment under this Agreement, which shall be due and payable upon delivery of the Production Equipment to Silan IC under this Agreement by way of letter of credit as set forth in Section 6 below.
  At least thirty (30) days prior to the date for the delivery of the Production Equipment to Silan IC in accordance with Section 2 above, Silan IC shall open a first demand, irrevocable and negotiable letter of credit for [+] United States Dollars ($[+]) through a prime bank approved by Sipex, in favor of Sipex. The letter of credit shall be negotiable and payable on demand against a draft signed by Sipex upon the presentation of evidence of delivery of the Production Equipment to Silan in accordance with Section 2 above.
  The amounts payable by Silan IC under this Agreement are exclusive of any present or future sales, property or excise tax, duties, value added tax, tariffs, landing charges or other taxes, fees and charges. Except for taxes based on Sipex's net income, all such taxes, when applicable, shall be paid by Silan IC whether or not invoiced by Sipex and regardless of whether they are levied against Silan IC or Sipex. In the event Sipex pays such taxes, Silan IC shall immediately reimburse Sipex for such payments. Subject to the foregoing, any present or future sales, property or excise tax, duties, value added tax, tariffs, landing charges or other taxes, fees and charges incurred by Sipex in the United States shall be paid by Sipex. In the event Silan IC pays such taxes on behalf of Sipex, Sipex shall immediately reimburse Silan IC for such payments.
  Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person, firm or corporation other than Sipex and Silan IC, any remedy or claim under or by reason of this Agreement or any terms, covenants or conditions hereof, and all the terms, covenants and conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of Sipex and Silan IC, and their successors and assigns.

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

  Representations and Warranties.

    Sipex represents and warrants that:
      from the Effective Date until delivery thereof under Section 2 above, all Production Equipment shall be maintained in its current condition, excluding ordinary wear and tear arising from use of the Production Equipment by Sipex in the ordinary course of business prior to delivery; and
      Sipex owns the Production Equipment and has the right to transfer the Production Equipment to Silan IC in accordance with the terms and conditions of this Agreement.
    Except as set forth in Section 9(a) above, Sipex makes no representation or warranty of any kind whatsoever with respect to the Production Equipment (including, without limitation, any warranty of merchantability or fitness for a particular purpose), and the Production Equipment is provided on an "as is" basis.
  Sipex shall be responsible for obtaining the necessary United States export licenses or authorizations for shipment of the Production Equipment as set forth under Section 2, provided that, if the cost of obtaining such licenses or authorizations exceeds five thousand United States Dollars ($5,000.00), the Parties shall discuss in good faith sharing such excess costs. Sipex shall assist Silan IC, at Silan IC's cost, as reasonably necessary in completing paperwork and related documentation required by Chinese custom officials for import of the Production Equipment into China. In the event Sipex fails to obtain the export licenses or authorizations necessary for shipment of Production Equipment as set forth under Section 2, Silan IC shall be entitled to terminate this Agreement in accordance with Article 7 of the Master Agreement.
  This Agreement shall be deemed part of the Master Agreement and governed by the terms and conditions therein. In the event of any conflict between the terms and conditions of (i) the body of this Agreement, (ii) the form of "Contract" set forth in Schedule A and (iii) the Master Agreement, the terms and conditions of this Agreement shall control.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Sipex and Silan IC have caused their duly authorized representatives to execute this Agreement.

SIPEX CORPORATION	HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.
By: /s/ Ralph Schmitt Name: Ralph Schmitt Title: Chief Executive Officer Date: February 27, 2006	By: /s/ Fan Wei-Hong Name: Fan Wei-Hong Title: General Manager Date: February 27, 2006

Schedule A

合 同 号 Contract No: SL06001US

签订日期 Date:

合 同

CONTRACT

买方: 杭州士兰集成电路有限公司

The Buyers: Hangzhou Silan Integrated Circuit Co., Ltd.

地址: 中国杭州（下沙 ）经济技术开发东区10号路，邮Ņ 34;310018

Address: No. 10 Road, East HETZ, Hangzhou (Xiasha) PR. China，Zip code: 310018

电话Tel: +86 (571) 8671-4088 传真Fax: +86 (571) 8671-4006

Sipex Corporation

The Sellers: Sipex Corporation

Address: 233 South Hillview Drive, Milpitas, CA 95053, U.S.A.

Tel Fax:

This Contract is made by and between the Buyers and the Sellers, whereby the Buyers agree to buy and the Sellers agree to sell the equipment described in Schedule B subject to the terms and conditions stipulated below, and in that certain Production Equipment Sale Agreement entered into by and between Buyer and Seller (Production Equipment Sale Agreement).

1.
项目 Item No.	商品名称与规格 Commodity & Specifications	单位 Unit	数量 Quantity	单价 Unit Price	总价 Total Amount
	生产线设备 (详见清单) equipment production line （The details see the attachment）				[+] EX works
合计 Total Value	美元 [+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

2. 唛头：卖方以不褪色的油漆在每 件货物箱表面刷上件号、毛重、 尺码等字样及下列唛头：

SHIPPING MARK: The Sellers shall mark on each package with fadeless paint, the package number, gross weight, measurement, etc. and the shipping mark:

3. 交货日期:

TIME OF SHIPMENT:

4. 装船口岸：美国主要港口

PORT OF SHIPMENT: : Main Port of USA

5. 保险：由买方投保

INSURANCE：To Be Covered by the Buyer

6. 目的口岸：中国上海港

PORT OF DESTINATION：Shanghai Port，China

7. 设备交付前一个月开具100%货款的 0449;用证，凭发运单据即付。

Payment Terms: 100% of price secured by first demand, irrevocable Letter of Credit payable upon draft signed by Sipex upon the presentation of evidence of delivery of the Production Equipment to Buyer.

8. Shipping Advice: 装运通知:

9. 对本合同的修改，须用书面并经 双方代表签字后作为本合同不可 分割的一部分。

Should any contents of the Contract be amended, consent in writing shall be signed by the representatives of the Buyers and the Sellers, the amended Contract shall be considered as an integral part of the Contract.

10. 银行手续费： 在中国境内发生的全部银行费用 由买方承担；在中国以外发生的 全部银行费用由卖方承担。

BANKING CHARGES: All the banking charges incurred in connection with the Letter of Credit and in China shall be borne by the Buyers, while all the banking charges incurred in the United States shall be borne by the Sellers.

11. 附件是本合同不可分割的组成部 分，与本合同有同等效力。

The Appendixes are indispensable parts of this Contract and equally valid as the Contract.

12. 本合同使用中文和英文签署， 具有同样法律效力

This contract is signed in Chinese and English, with same legal effect

13. 13.   本合同一式   份，买卖双方各持   份为证

This Contract is made out in __ original copies, __ copy(ies) to be held by each party in witness thereof.

Account Information

Pay To: FC-Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054, USA

Routing and Transit #: 121140399

SWIFT Code: SVBKUS6S

For the account of: Sipex Corporation

Account No: 3300439362

Bank Account Contacts for Sipex

Wendy Law, Credit Manager

Phone: 408-934-7565

Fax: 408-935-7606

Email: wlaw@sipex.com

Barbara Glazis, Collection Analyst

Phone: 408-935-7659

Fax: 408-935-7606

Email: bglazis@sipex.com

买方 卖方:

The Buyers: The Sellers:

-------- --------

Mr. Weihong Fan

General Manager

Hangzhou Silan Integrated Circuit Co., Ltd. Sipex Corporation

Schedule B

PRODUCTION EQUIPMENT

In addition to the Production Equipment set forth below, Sipex shall provide Silan with a list of all available software and documentation in Sipex's possession that is necessary for the Production Equipment, such as equipment menu passwords, procedures, special files, etc. which are contained in or on any document, disc or other physical media.

SIPEX PRODUCTION EQUIPMENT AND ENTRUSTMENT EQUIPMENT
Location	Barcode#	Name/Equipment Type	Acquisition date	Manufacturer	Model	Volts	Breaker	Country of origin	Date Made	QTY	Condition
3	30022	VERTICAL QUARTZ CLEANER		OmniClean	S-420	220	40	USA	?	1	IU
15	30052	Parts Clean Sink	01/02/05	Calogic		NA	NA	USA	?	1	IU
15	14635	BLUE M OVEN		Blue M	Blue	240	40	USA	?	1	IU
15	30253	BOTTLE WASH		Calogic	CWS	110	16	USA	?	1	IU
A	14578	IPC BRANSON ASHER	12/01/00	Branson	2000C	208	40	USA	?	1	IU
A	30013	LAM 590 RF GENERATOR REPAIR	02/20/02	Lam	590	208	40	USA	?	1	IU
A	30018	M&W Zander ASHER	01/25/03	Branson	S2005	208	40	USA	?	1	IU
A	30069	LAM 4520 OXIDE ETCH SYSTEM SN	11/20/02	Lam	4520	208	40	USA	?	1	IU
A	30086	Wet Sink	12/31/99	Calogic	CWS8F7	110	20	USA	?	1	IU
A	30087	SULFURIC STRIP SINK	12/01/00	Calogic	CWS8F7	110	20	USA	?	1	IU
A	30116	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
A	30207	HARD BAKE OVEN	12/01/00	VWR	1610D	208	30	USA	?	1	IU
A	30210	HARD BAKE OVEN	12/01/00	Blue M	-	208	30	USA	?	1	IU
A	30218	INSPECTION SCOPE	12/01/00	-	-	-	-	-	?	1	IU
A	14598	Nanometric 50 CD		Nanometrics	50	120	20	USA	Sep-90	1	IU
A	30115	SPIN RINSE DRYER		Semitool	ST270	110	20	USA	?	1	IU
B	14577	IPC BRANSON ASHER	12/01/00	Branson	11020	208		USA	?	1	IU

B	14579	VWR Oven Model 1620D	07/31/99	VWR	1620D	208		USA	?	1	IU
B	14583	IPC BRANSON ASHER	12/01/00	Branson	-	208		USA	?	1	IU
B	14586	BOC EDWARDS QDP80 FOR THE LOAD	11/20/02	BOC	QM8500	208		USA	?	1	IU
B	30016	Plasma Etch (AL) - NON-FUNCTIONAL- PARTS	01/02/05	Applied	8330	208		USA	?	1	NIU
B	30024	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
B	30025	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
B	30026	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
B	30043	Wet bench Pad Etch	05/24/03	Calogic	CWSS	115	20	USA	?	1	IU
B	30044	Clean Sink # 3	01/02/05	Calogic	CWS	208		USA	?	1	IU
B	30050	Resist Asher # 3	01/02/05	Branson	2000C	208		USA	?	1	IU
B	30097	6" CD MEASUREMENT TOOL	12/01/00	Nanometrics	50	110	20	USA	?	1	IU
B	30098	6" DRY AL ETCHER	12/01/00	Applied	83300	208		USA	?	1	IU
B	14594	INSPECTION SCOPE		-	-	-	-	-	?	1	IU
B	30261	Polymer Clean Sink		Modutek	-	208		USA	?	1	IU
B	14584	Branson IPC		Branson	2000C	208		USA	?	1	IU
BD	30021	Tube Cleaner	01/02/05	Calogic	CWS	115	16	USA	?	1	IU
BD	30260	POLYPROPYLENE STORAGE/DRYING C	09/26/02	Calogic		NA	NA	USA	?	1	IU
BD	30265, 30266, 30267	POLYPROYLENE TABLE COVERS	12/19/02	Calogic		NA	NA	USA	?	1	IU
BD	30259	QUARTZ HOLDER		Calogic		NA	NA	USA	?	1	IU
BD	30334	LEAK DETECTOR								1	IU
BD	30329	PUMP PACKAGE								1	IU
BD	30340	Hard Bake Oven		VWR	1300	120	20	USA	?	1	IU
BF	30215	INSPECTION STATION	12/01/00	-	-	110	20	USA	?	1	IU
BF	30216	INSPECTION STATION	12/01/00	-	-	110	20	USA	?	1	IU
BF	30217	INSPECTION STATION	12/01/00	-	-	110	20	USA	?	1	IU
C	14663	VWR Oven- Model 1610D	07/31/99	VWR	1610D	208	30	USA	?	1	IU
C	30014	LAM GAP Control	12/18/02	Lam	4400	20	30	USA	?	1	IU
C	30015	Plasma Etch (NTR)	01/02/05	Lam	490	208	30	USA	?	1	IU
C	30017	Plasma Etch (SiCr)	01/02/05	Lam	4520B	208	30	USA	?	1	IU
C	30090	SULFURIC STRIP SINK	12/01/00	Calogic	CWS	208	30	USA	?	1	IU
C	30095	6" DRY POLY ETCHER 4400	12/01/00	Lam	4400	208	30	USA	?	1	IU
C	30096	CERAMIC CLAMP RING FOR THE NEW	07/25/02	Lam	4500	208	30	USA	?	1	IU
C	30105	6" CD MEASUREMENT TOOL	12/01/00	Nanometrics	ATF	110	20	USA	?	1	IU
C	30220	INSPECTION SCOPE	12/01/00	Olympus	-	110	20	USA	?	1	IU
C	30221	INSPECTION SCOPE	12/01/00	Olympus	-	110	20	USA	?	1	IU
C	30112	Dpin Rinse Dryer		Semitool	ST270	110	20	USA	?	1	IU

C	30339	Lam Auto Etch 590 (DRYECH03)		Lam	4010	208	30	USA	?	1	IU
C	14600	Branson Asher Controller		Branson		NA	NA	USA	?	1	IU
C	14601	Branson Asher		Branson	ITP	208	40	USA	?	1	IU
C	14602	Branson Asher		Branson	ITP	208	40	USA	?	1	IU
C	14603	Branson Asher Controller		Branson		NA	NA	USA	?	1	IU
C	14599	Branson Asher		Branson	ITP	208	40	USA	?	1	IU
CART	30251	Wattmeter	12/31/99	-	-	110	20	-	?	1	IU
D	30019	Resist Asher # 2	01/02/05	Branson	3000C	110	20	USA	?	1	IU
D	30028	NITRIDE STRIP SPIN RINSE DRYER	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
D	30028	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
D	30046	Model C16 Modubath, Model C111	04/03/99	Calogic	CWS	208	20	USA	?	1	IU
D	30089	NITRIDE STRIP SINK	12/01/00	Calogic	CWS	208	40	USA	?	1	IU
D	30110	SULFURIC STRIP SPIN RINSE DRYE	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
D	30110	SULFURIC STRIP SPIN RINSE DRYE	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
D	30222	INSPECTION SCOPE	12/01/00	Nikon	VW	110	20	USA	?	1	IU
D	30243	WET OXIDE ETCH SPIN RINSE DRYE	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
D	14607	Oven		VWR	1610D	220	40	USA	?	1	IU
D	14611	Nanaospec Station		Nanometrics	ATF	110	20	USA	?	1	IU
D	30247	Acid Sink		Calogic	CWS	208	63	USA	?	1	IU
D	30020	Sink Metal - Gutted		Calogic	CWS	208	63	USA	?	1	NIU
D	14662	INSPECTION SCOPE		Nikon	-	110	20	USA	?	1	IU
D	30111	SPIN RINSE DRYER		Semitool	ST270	110	20	USA	?	1	IU
D	14612	Asher		Branson	90551	208	40	USA	?	1	IU
E	14614	Diffusion furnace	01/30/99	Calogic	5200	480	180	USA	?	1	IU
E	30030	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
E	30031	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
E	30047	Clean Sink # 1	01/02/05	Calogic	CWS	208	50			1	IU
E	30070	DIFFUSION FURNACE BANK A - (FO	12/01/00	Calogic	5200	480	195	USA	?	1	IU
E	30108	SPIN RINSE DRYER		Semitool	ST270	110	20	USA	?	1	IU
F	30001	Diffusion Furnace	01/02/05	Calogic	5200	480	180	USA	?	1	IU
F	30004	Diffusion Furnace	06/06/05	Calogic	5200	480	180	USA	?	1	IU
F	30032	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
F	30042	Wet Ox Etch Sink # 1	01/02/05	Calogic	CWS	208	50	USA	?	1	IU
F	30244	EXISTING PRE-DIFFUSION SINK SP Spin Rinse	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
FAB	30214	MANUAL FLAT FINDER FFTBAS-456	12/18/02	H Square	Bas-456	NA	NA	USA	?	1	IU
FAB	14598 & 14611	NANOSPEC-FILM MEASURING TOOL M	07/03/99							1	IU
G	30002	Diffusion Furnace	01/02/05	Calogic	5200	480	195	USA	?	1	IU

G	30003	Diffusion Furnace	01/02/05	Calogic	5200	480	195	USA	?	1	IU
G	30038	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
G	30039	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
G	30041	SINK MODEFICATION IN THE DIFFU	12/30/02	Calogic	CWSS	208	50	USA	?	1	IU
G	14618	NANOMETRIC 210		Nanometrics	210	110	20	USA	?	1	IU
H	30071	DIFFUSION FURNACE BANK G - (FO	12/01/00	Calogic	5200	480	195	USA	?	1	IU
H	30092	DIFFUSION PRE-CLEAN SINK/POST	12/01/00	Calogic	CWSS	208	50	USA	?	1	IU
H	30102	Diffusion Furnace	11/22/03	Calogic	5200	408	250	USA	?	1	NIU
H	30246	PRE-CLEAN SINK SPIN RINSE DRYE	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
IN FAB	38179	Workstatins, Cabinets, shelvin	05/29/99	Rorssmuzew		-	-	USA	?	1	IU
J	30258	Ultrastation Microscope US3B/M2	07/01/05	Irvine 1	USSB	110	20	USA	?	1	IU
J	30321	INSPECTION SCOPE	12/01/00		-	110	20	-	?	1	IU
J	30337	AUTO INSPECTION SCOPES		Irvine	USSB	110	20	USA	?	1	IU
J	30338	AUTO INSPECTION SCOPES		Irvine	USSB	110	20	USA	?	1	IU
J	30254	GONIOMETER		Rame Art	100-00	110	20	USA	?	1	IU
K	14576	BATCH DEVELOP SPIN RINSE DRYER	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
K	14656	6" VAPOR PRIME OVEN	12/01/00	YES	-	110	20	USA	?	1	IU
K	30072	STEPPER NIKON	12/01/00	Nikon	1505G6E	208	50	Japan	Nov-89	1	IU
K	30073	STEPPER NIKON	09/30/00	Nikon	1505G6E	208	50	Japan	Nov-89	1	IU
K	30074	STEPPER NIKON	12/01/00	Nikon	1505G6E	208	50	Japan	Jan-89	1	IU
K	30079	BATCH DEVELOP SINK	12/01/00	Calogic	CWSS	110	20	USA	?	1	IU
K	30082	STEPPER NIKON	05/15/04	Nikon	1505G6D	208	50	Japan	Feb-89	1	IU
K	30212	Photoresist Bottle Holder w/Se	05/01/99	SVG	8800	3-110	3-20A	USA	?	1	IU
K	30213	8800 Service Track System	07/31/99	SVG	8800	3-110	3-20A	USA	?	1	IU
L	30007	Resist Coater # 3	01/02/05	SVG	8800	240		USA	?	1	IU
L	30027	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
L	30075	STEPPER 1500	12/01/00	Ultratech	1500	110	20	USA	Nov-95	1	IU
L	30076	STEPPER 1500	12/01/00	Ultratech	1500	110	20	USA	Apr-96	1	IU
L	30077	UPGRADES TO ULTRATECH STEPPER	08/22/02	Ultratech	1100	110	20	USA	Aug-83	1	IU
L	30078	STEPPER 1100	12/01/00	Ultratech	1100	110	20	USA	Aug-83	1	IU
L	30088	BATCH DEVELOP SINK	12/01/00							1	IU
L	30094	CONVERT SVG STYLE SPIN CUP TO	10/25/02	SVG	8800	125	25	USA	?	1	IU

L	30103	UPGRADES TO ULTRATECH STEPPER	11/22/02	Ultratech	1100	110	20	USA	May-88	1	IU
L	30104	UPGRADES TO ULTRATECH STEPPER	11/25/02	Ultratech	1100	110	20	USA	Feb-84	1	IU
L	30219	INSPECTION SCOPE	12/01/00	Olympus	-	110	20	USA	?	1	IU
L	14643	VAPOR PRIME OVEN		YES	1200	110	20	USA	?	1	IU
LOBBY	38499	LUMIDOR PRO GAS MONITOR	03/30/01	Zellweger		Batteries		USA		1	IU
M	30005	Resist Coater # 1	01/02/05	SVG	8800	3-110	3-20A	USA	?	1	IU
M	30006	Resist Coater # 2	01/02/05	SVG	8800	3-110	3-20A	USA	?	1	IU
M	30008	Develop Sink	01/02/05	Calogic	SKX	110	20	USA	?	1	IU
M	30080	STEPPER NIKON	01/01/04	Nikon	1505G6E	208	50	Japan	Nov-89	1	IU
M	30081	STEPPER NIKON	12/01/00	Nikon	1505G6E	208	50	Japan	Nov-89	1	IU
M	30100	KLA/TENCOR 5105 CRITICAL DIMEN	01/25/03	KLA	5105	208	40	Isreal	?	1	IU
M	38176	DNS SD 60A Developer Track	10/03/04	Dainnippon	60A			Japan	?	1	IU
M	14640	VAPOR PRIME OVEN		YES	LPIII	110	10	USA	?	1	IU
M	30113	SPIN RINSE DRYER		Semitool	ST270	110	20	USA	?	1	IU
MOVES	30255	NIKON CD AND REGISTRATION TEST	12/18/02							1	IU
MOVES	30290	Nikon Intererometer Laser	11/24/01							1	IU
MOVES	30208 & 30209	HAND HELD LEAK DETECTOR UNIT	12/18/02							1	IU
MOVES	30257 & 30256	MODEL 358 EXPOSURE ANALYZER F	07/03/99							1	IU
N	30029	Spin Rinse Dryer	01/02/05	Semitool	ST270	110	20	USA	?	1	IU
N	30033	RGA UNIT ON NEW VARIAN 3290	12/19/02	Varian	3290	208	50	USA	Dec-00	1	IU
N	30040	Four Point Probe	01/02/05	Prometrix	VP10E	110	20	USA	?	1	IU
N	30083	Power Supply	04/28/01	Varian	3290	208	50	USA	Jan-00	1	IU
N	30084	TF Clean Sink	01/02/05	Calogic	CWS	208	20	USA	?	1	IU
N	30085	Dep Clean Hood	01/02/05	Calogic	-	208	20	USA	?	1	IU
N	30101	MRC 943 UNIFORMITY APERTURE	12/18/01	MRC	943	208	40	USA	Dec-82	1	IU
N	30223	INSPECTION SCOPE	12/01/00		-	110	20	-	?	1	IU
O	30023	Novellus Dep System	01/02/05	Novellus	Concept 1	208	50	USA	?	1	IU
O	30035	Ellipsometer	01/02/05	Randolph	NuTuel	110	20	USA	?	1	IU
O	30036	Point Probe	01/02/05	Veeco	Fop5000	110	20	USA	?	1	IU
O	30091	Wet Sink 6' Goosneck Tank	05/01/99	Calogic	29130	208	40	USA	?	1	IU
O	30099	SEMIX SOG COATER	12/01/00	Semix	Tazmo	208	40	USA	?	1	IU
O	30245	PRE-CLEAN SINK SPIN RINSE DRYE	12/01/00	Semitool	ST270	110	20	USA	?	1	IU
O	30263	TEMP/HUMIDITY RECORDER	12/18/02	Dickinson	-	110	20	USA	?	1	IU

O	30264	MT-5 CF GI050 MANIPULATOR WITH	12/19/02	Manipulator	-	110	20	USA	?	1	IU
O	14630	NOVELLUS		Novellus	Concept 1	208	50	USA	?	1	IU
O	30336	Watkins Johnson		WJ	WJ996.9.1	208	100	USA	?	1	NIU
O	30117	INSPECTION SCOPE		Olympus	1118-02	110	20	Japan	?	1	IU
P	14624	LASER SCRIBER LASER MARK II	12/01/00	LIS	Mark II	220	20	-	?	1	IU
P	30211	HARD BAKE OVEN	12/01/00	VWR	1610D	220	40	USA	?	1	IU
P	14572	OVEN		VWR	1610	220	40	USA	?	1	IU
PAD		NITROGEN PURIFIER UNIT		-	-	208	15	-	?	1	NIU
PROBE	30135	REEDHOLM RI-40 TEST SYSTEM	03/31/01	Reedholm	Matrix	NA	NA	USA	?	1	IU
PROBE	30272	KLA 20SP PROBER		KLA	20SR	110	20	Isreal	?	1	IU

**************

EXHIBIT B

TO THE MASTER AGREEMENT

BETWEEN SIPEX and SILAN IC and SILAN MICRO

==================================================================

PROCESS TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

BETWEEN

SIPEX CORPORATION

AND

HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.

DATED AS OF FEBRUARY 27, 2006

==================================================================

- i -

7.2 Termination	18

8. Master Agreement Terms	19

Exhibits

Exhibit B-1 -- Process Qualification Procedure And Due Dates
Exhibit B-2 -- Qualification Maskworks
Exhibit B-3 -- Sipex Processes
Exhibit B-4 -- Process Technology Materials And Delivery Schedule
Exhibit B-5 -- Process Qualification Specifications

- ii -

Process Technology Transfer and License Agreement

This Process Technology Transfer and License Agreement, including the Exhibits hereto (this "Agreement"), is entered into as of February 27, 2006 (the "Effective Date") by and between Sipex Corporation, a Delaware corporation with its principal place of business at 233 South Hillview Drive, Milpitas, CA 95053, U.S.A. ("Sipex") and Hangzhou Silan Integrated Circuit Co., Ltd., a China limited liability company with its principal place of business at No. 10 Road, East HETZ, Hangzhou (Xiasha), People's Republic of China, Postcode: 310018 ("Silan", together with Sipex, referred to individually as a "Party" and collectively as the "Parties").

Recitals

WHEREAS, the Parties are entering into a series of transactions related to the transactions contemplated by this Agreement for, among other things, the transfer and licensing of semiconductor processes and designs from Sipex to Silan, the sale of equipment to Silan, and the supply of products from Silan to Sipex.

WHEREAS, Sipex owns certain process technology and know-how for the fabrication of semiconductor devices;

WHEREAS, Silan desires to obtain such process technology and know-how so as to replicate such processes at Silan's own manufacturing facility; and

WHEREAS, Sipex is willing to transfer such process technology and know-how to Silan and to grant Silan a license to use such process technology in the Silan manufacturing facility in accordance with the terms set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and in the Master Agreement, the Parties, intending to be legally bound, hereby agree as follows:

  Definitions

  1.1   Defined Terms .

    For purposes of this Agreement, the following words, terms and phrases shall have the meanings assigned to them in this Article 1 unless specifically otherwise provided herein. Any initially capitalized words, terms and phrases not defined in this Agreement shall have the meaning ascribed thereto in the Master Agreement between the Parties of even date herewith (the "Master Agreement"):

    "Intellectual Property Rights" means the United States and foreign rights associated with the following: (i) patents and patent applications ("Patent Rights"); (ii) copyrights, copyright registrations and applications therefor ("Copyrights"); (iii) Maskworks, Maskwork registrations and applications therefor ("Maskwork Rights"); (iv) trade-secret rights and all other trade secret or similar proprietary rights in confidential business or technical information ("Trade Secret Rights"); and (v) any similar, corresponding or equivalent rights to any of the foregoing any where in the world. For purposes of this Agreement, Intellectual Property Rights excludes any United States and foreign rights associated with Trademarks.

    "Licensed Products" has the meaning ascribed to such term in Section 1.1(g) of the Product License Agreement.

    "Maskwork" has the meaning assigned to such term under 901(a)(2) of Title 17 of the United States Code, as amended.

    "PCM Criteria" means the process control monitor criteria for each Process set forth in Exhibit B-1.

    "Process IP Claim" means any Action brought by a third party (other than any Affiliate of either Party or any entity under either Party's control) alleging that the process used to manufacture a Licensed Product or a Silan Product infringes and/or misappropriates the Intellectual Property Rights of a third party.

    "Process Qualification", "Qualification" or "Qualify", as the context requires, means with respect to each of the Sipex Processes, that such Sipex Process when run in the Silan Facility meets the Process Qualification Specification for such Sipex Process in accordance with Article 3 below.

    "Process Qualification Costs" means (i) all amounts paid by each Party to any third party for goods and services and (ii) all reasonable non- recurring engineering costs (based on reasonable and customary applicable labor costs) incurred by each Party, in each case in connection with the Process Qualification of the Sipex Process Technologies pursuant to this Agreement, including but not limited to Sipex's confirmation of the Process Qualification under Section 3.3, provided that such costs do not include the costs of any Qualification Maskworks.

    "Process Qualification Date" means for each Sipex Process the date set forth in Exhibit B-1 on which Silan shall deliver Qualification Wafers which meet the relevant PCM Criteria set forth in Exhibit B- 1.

    "Process Qualification Specifications" means the specifications set forth in Exhibit B-5 that each Sipex Process Technology run in the Silan Facility must achieve (including as evidenced by the testing of the Qualification Wafers) in order for such Sipex Process Technology to be deemed Qualified in accordance with Section 3.2.

    "Program Coordinator" has the meaning set forth in Section 2.1 below.

    "Qualification Maskworks" means the Maskworks identified on Exhibit B-2.

    "Qualification Wafers" means wafers manufactured in connection with Process Qualification.

    "Silan Products" means semiconductor devices, other than Sipex Products and Licensed Products, manufactured in the Silan Facility using any of the Sipex Process Technologies or any process technology derived from or based upon a Sipex Process Technology, where the design for which originates solely from Silan and such products are sold by Silan exclusively under a Silan Trademark.

    "Sipex Maskworks" has the meaning ascribed to such term in Section 1.1(z) of the Wafer Supply Agreement.

    "Sipex Process(es)" means each of Sipex's unique process flows used in its Bipolar and BiCMOS semiconductor manufacturing, as set forth in Exhibit B-3 hereto.

    "Sipex Process Technology" means generally the Technology for each Sipex Process.

    "Sipex Process Technology Materials" means the material, documents and data, as more fully described in the Exhibit B-4 attached hereto, in Sipex's possession as of the date hereof constituting or describing the Sipex Process Technology, including, equipment lists, tools, chemical, process manuals.

    "Sipex Products" has the meaning ascribed to such term in Section 1.1(aa) of the Wafer Supply Agreement.

    "Technology" means any and all technology, software, hardware, technical information, know-how, show-how, Confidential Information, processes, procedures, compositions, formulae, protocols, designs, drawings and other data and materials, excluding in every case any and all Intellectual Property Rights therein and thereto.

    "Term" means the period during which this Agreement is in effect, as more specifically set forth in Article 7 of this Agreement.

    "Trademarks" means registered and unregistered, and applications for registration of, trademarks, logos, service marks, trade dress and similar designations of origin.

  1.2   Rules of Construction.

    The rules of Interpretation set forth in Section 1.2 of the Master Agreement are incorporated herein by this reference.

  Process Technology Transfer

  2.1   Program Coordinator .

    Each Party shall appoint its senior employee named below as its program coordinator responsible for the implementation of the Process Technology transfer pursuant to this Agreement (each such person, the "Program Coordinator"):

      Silan Program Coordinator: Wen Yong Xiang

      Sipex Program Coordinator: Wes Poate

    A Party may change its Program Coordinator upon written notice to the other.

    The Program Coordinators shall meet by phone or in person on a regular basis to coordinate the Process Technology transfer and Process Qualification. In the event of any dispute between the Parties under this Agreement, the Program Coordinators shall attempt to resolve the dispute amicably and shall escalate any dispute they are unable to resolve to their respective senior management in accordance with the procedures set forth in Article 8 of the Master Agreement

  2.2   Delivery of Process Technology .

    Sipex shall deliver Sipex Process Technology Materials and Qualification Maskworks to Silan in a timely manner in accordance with the timetable agreed upon by the Project Coordinators.

    Sipex shall deliver to Silan all Sipex Process Technology Materials reasonably necessary to enable Silan to "copy exact", where possible, the Sipex Process Technology in the Silan Facility.

    Unless otherwise agreed, and subject to compliance with Governmental Regulations, all Sipex Process Technology Materials, will, to the extent practicable, be delivered by secure electronic means.

    All Sipex Process Technology Materials not capable of delivery by electronic means will be shipped EX Works (Incoterms 2000) the Sipex Facility by a carrier agreed upon by the Parties.

    The delivery of any Sipex Process Technology Materials will be subject to each Party obtaining the necessary export and import clearances in accordance with Article 3 of the Master Agreement and Section 5.1 of this Agreement. Sipex shall be responsible for any costs and expenses associated with obtaining the necessary United States export permits and consents to deliver the Sipex Process Technology Materials to Silan under this Agreement. Silan shall be responsible for any costs and expenses associated with obtaining the necessary

    Chinese import permits and consents to import the Sipex Process Technology Materials delivered to Silan under this Agreement.

  2.3   Technical Training at Sipex Facility .

    In order to enable Silan to understand the operation and use of the Sipex Process Technologies and to Qualify such Sipex Process Technologies in the Silan Facility, Sipex will provide Silan technical personnel with accesses to, and training in, the Sipex Facility as described below.

    In order to receive such training Silan shall send a reasonable number of Silan experienced technical personnel to the Sipex Facility. Such Silan technical personnel may observe and become familiar with the Sipex Process and the use of the Process Technology at the Sipex Facility. All such Silan technical personnel shall (i) be in the sole and exclusive employ of Silan and (ii) properly trained and competent in their respective technical areas. The number of Silan technical personnel present at the Sipex Facility at any one time shall be subject to Sipex's prior approval.

    Sipex shall cooperate with Silan technical personnel sent to the Sipex Facility and assist them in learning the engineering and manufacturing methods and techniques with respect to the Sipex Processes used in the Sipex Facility.

    Sipex shall provide the Silan technical personnel with reasonable office space and communications access while at the Sipex Facility. Silan shall reimburse Sipex for any communications costs which are not reasonably related to such personnel's training while at the Sipex Facility.

    Silan personnel shall observe all of Sipex's employee rules and regulations and abide by any instructions from Sipex personnel while at the Sipex Facility.

    Silan shall be solely responsible for obtaining any necessary visa and permits required for the entry of its technical personnel into the United States; provided that Sipex shall provide Silan with all necessary assistance in obtaining such visas.

    Silan shall be solely responsible for all of its technical personnel's travel, lodging and other expenses.

    Silan shall be solely responsible for, and shall indemnify Sipex in accordance with Article 6 of the Master Agreement for any and all Liabilities that Sipex may suffer or incur as result of any act or omission of a Silan employee while on the premises of the Sipex Facility.

  2.4   Technical Support at Silan Facility .

    As provided herein, technical personnel of Sipex and/or its Affiliates shall travel to the Silan Facility in China to assist Silan in the transfer of the Sipex

    Process Technology and in qualifying the Sipex Process Technologies, including the installation and operation of the Sipex Processes. Such technical personnel shall include up to a total of six (6) engineers to assist Silan in such transfer, installation and operation; in no event shall any such engineers be required to travel to or be present at the Silan Facility at the same time. Silan will have the necessary technical expertise and personnel to be trained to install and use the Sipex Processes in the Silan Facility.

    All such technical personnel shall (i) be in the sole and exclusive permanent employ of Sipex (or its Affiliates) and (ii) properly trained and competent in their respective technical areas.

    Sipex shall be initially solely responsible for all of its technical personnel's travel and other expenses; provided, however, that all such expenses shall be reimbursed to Sipex in accordance with Article 5.

    Sipex shall be solely responsible for obtaining any necessary visa and permits required for the entry of its technical personnel into China; provided that Silan shall provide Sipex with all necessary assistance in obtaining such visas.

    Silan shall assure that the Sipex technical personnel have adequate office facilities and access to communication and computer equipment to adequately perform their tasks while at the Silan Facility.

    Sipex personnel shall observe all of Silan's employee rules and regulations and abide by any instructions from Silan personnel while at the Silan Facility.

    Sipex shall be solely responsible for, and shall indemnify Silan in accordance with Article 6 of the Master Agreement for any and all Liabilities that Silan may suffer or incur as result of any act or omission of a Sipex personnel while on the premises of the Silan Facility.

  2.5   Use of Sipex Facilities

  .

    Provided that it will not disrupt or delay Sipex's operations, Sipex shall, upon Silan's reasonable request, to the extent necessary to enable Silan to complete Process Qualification of the Sipex Process Technologies:

      make available to Silan at the Sipex Facility test and manufacturing equipment and facilities that would be impracticable for Silan to duplicate; and

      perform testing and analysis of the Qualification Wafers manufactured in the Silan Facility;

      Process in whole or part Qualification Wafers for Silan.

    Silan shall reimburse Sipex for all of the costs and expenses incurred by Sipex as a result of or in providing the services and assistance set forth in this Section 2.5 pursuant to Article 5.

  2.6   Consultation and Advice by Correspondence .

    In addition to assistance provided as part of the transfer of Process Technology under Article 2 above Sipex will use reasonable commercial effort to consult with and advise Silan by email and telephone in the event that Silan encounters any difficulties of problems in the of the Sipex Process Technologies or the manufacture of wafers. Such services will be provided without charge by Sipex to Silan except for the reimbursement of Sipex's expenses and costs as set forth in Article 5.

  2.7   Additional Technology Transfer and Assistance and Training .

    Sipex's obligation to provide the assistance under Sections 2.4 above shall continue, with respect to each Process, for a period of ninety (90) days after the Process has been successfully Qualified. If Silan requires the technical assistance under Sections 2.4 after such ninety (90) day period or if Silan requires technical assistance in addition to that specified under Sections 2.4 above, to, for example, operate the Sipex Processes in the Silan Facility or otherwise manufacture and test Silan Products, Sipex shall use reasonable commercial effort to provide such technical assistance (including furnishing technical and any other data, and information) provided that Silan compensates Sipex therefore in accordance with Article 5. In no event shall Sipex be deemed in breach of this Agreement for failure to provide such assistance other than as determined by Sipex.

  2.8   Limitations .

    Notwithstanding anything to the contrary set forth herein or in any other Transaction Agreement:

    Sipex shall be under no obligation to further provide, develop or otherwise make available to Silan any Technology which Sipex determines, in its sole discretion, is beyond the scope of that needed to implement the Sipex Process Technology in the Silan Facility.

    Sipex shall not be required to deliver any Sipex Technology if the delivery or disclosure of such Technology would violate any laws or regulations of any country including the USA or China. To the extent Sipex is unable to deliver any such Sipex Technology, such failure shall be deemed an Event of Force Majeure under Section 9.2 of the Master Agreement and the Parties shall negotiate in good faith in accordance with Section 9.2(c) of the Master Agreement to reach an acceptable solution prior to either party terminating this Agreement based on such Event of Force Majeure.

  2.9   Employee Confidentiality Agreements .

    Each of the Sipex and Silan employees sent to the other's facility shall execute a nondisclosure agreement which is at least as protective of the other Party's Confidential Information as set forth herein, as a condition precedent to admission or access to such facility. Such nondisclosure agreement shall be at least as protective of the Confidential Information of the Disclosing Party as set forth in Article 4 of the Master Agreement.

  Process Qualification

  3.1   Facilities

    .

      Except as expressly set forth in this Agreement or any other Transaction Agreement, Silan shall be solely responsible for providing and possessing all necessary equipment, personnel, supplies and facilities to ensure the efficient transfer of the Process Technology and the completion of each Process Qualification in the Silan Facility. Silan shall install and render operational in the Silan facility all of the equipment necessary to operate the Sipex Processes and manufacture the Sipex Products in accordance with the time tables set forth herein and in the Transaction Agreements.

  3.2   Process Qualification .

    Following its receipt of the Sipex Process Technology Materials, Silan shall commence the process of implementing the Processes in the Silan Facility and the production of Qualification Wafers for each of the Sipex Processes, which wafers shall be sent to Sipex to complete Process Qualification in accordance with Section 3.3. Process Qualification not be deemed to have occurred until such time as Sipex completes all Process Qualification testing and confirms to its reasonable satisfaction that the Sipex Processes as installed in the Silan Facility conform to all Process Qualification Specifications set forth in Exhibit B-5. The foregoing procedures are set forth in greater detail in Exhibit B-1 and shall be coordinated by the Project Coordinators.

    Subject to Sipex's delivery of the Sipex Process Technology Materials and its performance of its obligations under Article 2, Silan shall deliver to Sipex, for each of the Sipex Process Technologies, Qualification Wafers by the relevant Process Qualification Date that will achieve Process Qualification in accordance herewith and Exhibit B-1. Silan acknowledges that time is of the essence with respect to its delivery of Qualification Wafers that meet the PCM Criteria for Process Qualification. In the event that any Qualification Wafers fail to meet the relevant PCM Criteria for Process Qualification, Sipex shall provide Silan with reasonable assistance in accordance with the terms of this Agreement to determine the cause of such failure and possible corrections for Silan to make in order to resolve such failure.

    It is anticipated that at least three (3) wafer fabrication lots and a minimum of six finished Qualification Wafers for each of the specific Sipex Product groups will be created in the course of each Process Qualification. Silan will seek to process Qualification Wafers with a cycle time of no more than 1.5 day per mask layer.

  3.3   Confirmation of Process Qualification

  .

    Sipex will inform Silan if the Qualification Wafers manufactured by Silan meet Process Qualification standards. Subject to any confidentiality obligations of Sipex to any third party, Sipex agrees to provide Silan with all of Sipex's test results and other information or materials reasonably available in connection with Process Qualification, whether or not the Qualification Wafers manufactured by Silan meet the Process Qualification Specifications. Silan will provide Sipex with any test results and other materials necessary to the enable Sipex to confirm the completion of such Process Qualification. At no charge to Sipex,

    Silan will provide Sipex with Qualification Wafers that Sipex may reasonably need to test in order to confirm the success of each Process Qualification. Sipex shall be free to provide any such test results and materials, including, but not limited to, any quality reports furnished, to current and prospective customers of Sipex.

    If Silan has failed to deliver Qualification Wafers that demonstrate that each of the Sipex Process Technologies has been Qualified by the date for such Qualification set forth in Exhibit B-1, such failure shall not be deemed a breach of this Agreement by Silan and/or Sipex, and either Party may terminate this Agreement upon thirty (30) days' prior written notice to the other unless the Parties have agreed to extend the relevant date for such Qualification prior to the expiration of such thirty (30) day period. In the event of such termination, Sipex shall refund to Silan, fifty percent (50%) of the Process Technology Transfer Fee paid by Silan hereunder and the Parties may agree to discuss in good faith an equitable adjustment of the remainder of the Process Technology Transfer Fee. The termination of this Agreement under this Section 3.3(b) shall not be considered a breach of this Agreement by either Party.

  Licenses and Intellectual Property Rights

  4.1   Process Technology Licenses .

    Subject to the terms and conditions of this Agreement and the Master Agreement, Sipex hereby grants to Silan, a personal, royalty free, internal, non-exclusive, non-transferable, non-sublicensable, license under Sipex's Intellectual Property Rights in and to the Sipex Process Technology and the Sipex Process Technology Materials to:

      make (but not have made), in each case solely at the Silan Facility, Silan Products;

      modify or otherwise create derivative works of, and other material improvements to, the Sipex Process Technology ("Process Technology Improvements"); and

      sell and offer for sale Silan Products, and deliver such Silan Products to customers.

    For avoidance of doubt, the foregoing license does not include the right for Silan to use, modify or otherwise exploit any of the Qualification Maskworks in connection with any Silan Products. Silan's entire right and license to use any Qualification Maskworks or any Sipex Maskworks to manufacture semiconductor products for sale to third parties is solely and exclusively as set forth in the Product License Agreement.

  4.2   Silan Improvements .

    Subject to Sipex's underlying rights (including all Intellectual Property Rights) therein and thereto, as between Sipex and Silan, Silan shall, subject to

    Section 4.2(b) below, own all right, title and interest (including Intellectual Property Rights) in and to any material Process Technology Improvements created exclusively by Silan, provided that this Section 4.2 does not, by way of implication, estoppel or otherwise, grant Silan any license or right of use or freedom to operate or any immunity under any of Sipex's Intellectual Property Rights that may be required or useful to use, implement or otherwise exploit any such Process Technology Improvements and that any license with respect to such underlying rights of Sipex, is solely and exclusively as set forth in Section 4.1 hereof.

    Silan hereby grants to Sipex, a worldwide, non-exclusive, non-transferable (except as set forth in the Master Agreement), non-sublicenseable (except to any Sipex Affiliates), royalty-free right and license under Silan's Intellectual Property Rights in and to all Process Technology Improvements to (i) make, have made, sell, offer for sale, import and otherwise exploit any products and services and to practice any process, method or procedure in connection therewith with in the scope of such rights ("Improvements License"). No less than thirty (30) days prior to the expiration of third (3rd) anniversary of the Effective Date, the Parties agree to negotiate in good faith whether to extend the Improvements License after the termination of this Agreement and what, if any, royalties or license fees will be payable by Sipex for such license.

    Silan will disclose to Sipex if any Process Technology Improvements are based upon or would infringe any third party's Intellectual Property Rights and Silan will indemnify Sipex in accordance with Article 6 of the Master Agreement for any and all Liabilities that Sipex may suffer or incur in the event it fails to disclose such information or facts.

    During the term of this Agreement, Silan shall disclose to Sipex in writing and on a regular basis (but in no event less than twice per year) any material Process Technology Improvements made by Silan. In the event no such Process Technology Improvements are made during any such period, Silan shall disclose such fact in writing.

  4.3   Third Party Rights .

    Notwithstanding the delivery of Sipex Process Technology and grant of a license thereto hereunder, Silan understands and agrees that its use of the Sipex Process Technology may require that Silan obtain a license to the Intellectual Property Rights of third parties and that Sipex makes no representation or warranty that the Sipex Process Technology does not infringe any third party's Intellectual Property Rights.

  4.4   Indemnification with Respect to Process IP Claims .

    Licensed Product Process IP Claim.

      Sipex as Sole Defendant. In the event any Process IP Claim is brought solely against Sipex arising out of the sale of any Licensed Product by Silan in Greater China and such Process IP Claim is based on a Sipex Process as (i) originally Qualified under this Agreement; or (ii) modified by mutual written agreement of the Parties (together "Original Process"), Sipex shall conduct the defense of such Process IP Claim and Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Sipex that are in excess of the Royalties received by Sipex from Silan under the Product License Agreement based on the sale of the Licensed Product(s) that were manufactured using the Original Process that is the subject of such Process IP Claim, provided that, if such Process IP Claim is based on any process of manufacture other than an Original Process ("Modified Process"), Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement for any Liabilities incurred by Sipex as a result of such Process IP Claim, unless Silan can demonstrate, through a successful arbitral decision awarded pursuant to Section 8.2 of the Master Agreement, that the Process IP Claim would have succeeded with respect to the relevant Original Process on which the Modified Process is based, even without Silan's modifications or changes, in which case, the Parties' obligations with respect to such Process IP Claim shall be as if such Process IP Claim was based on an Original Process.

      Silan as Sole Defendant or Sipex and Silan as Co-Defendants. In the event any Process IP Claim is brought solely against Silan or against Sipex and Silan as co-defendants arising out of the sale of any Licensed Product by Silan in Greater China and such Process IP Claim is based on an Original Process, Silan shall conduct the defense of such Process IP Claim and Sipex shall indemnify Silan in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Silan up to the amount of Royalties received by Sipex from Silan under the Product License Agreement based on the sale of the Licensed Product(s) that were manufactured using the Original Process that is the subject of such Process IP Claim, provided that, if such Process IP Claim is based on any Modified Process, Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement for any Liabilities incurred by Sipex as a result of such Process IP Claim, unless Silan can demonstrate, through a successful arbitral decision awarded pursuant to Section 8.2 of the Master Agreement, that the Process IP Claim would have succeeded with respect to the relevant Original Process on which the Modified Process is based, even without Silan's modifications or changes, in which case, the Parties' obligations with respect to such Process IP Claim shall be as if such Process IP Claim was based on an Original Process.

    Silan Product Process IP Claim.

      Sipex as Sole Defendant. In the event any Process IP Claim is brought solely against Sipex arising out of the sale of any Silan Product by Silan, Sipex shall conduct the defense of such Process IP Claim and Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Sipex as a result of such Process IP Claim.

      Silan as Sole Defendant or Sipex and Silan as Co-Defendants. In the event any Process IP Claim is brought solely against Silan, or jointly against Silan and Sipex as co-defendants, arising out of the sale of any Silan Product by Silan, Silan shall conduct the defense of and shall be fully liable for such Process IP Claim and, in the event the Process IP Claim is brought against Sipex as a co-defendant, Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Sipex as a result of such Process IP Claim.

    Sipex shall have no obligation to indemnify Silan in connection with any Process IP Claim based on the manufacture or sale of a Silan Product.

    Royalty Indemnity Amounts. In the event Sipex incurs any indemnity Liabilities with respect to any Design IP Claim brought under the Product License Agreement, Sipex's indemnity obligations under Section 4.4(a)(i) and Section 4.4(a)(ii) above with respect to the same Licensed Product shall be reduced by an amount equal to Sipex's indemnity Liabilities with respect to any such Design IP Claim, such that Sipex's total aggregate indemnity Liability with respect to any Licensed Product shall not exceed the amount of Royalties received for such Licensed Product.

    SOLE REMEDY. THIS SECTION 4.4 STATES EACH PARTY'S SOLE AND EXCLUSIVE OBLIGATIONS AND LIABILITIES AND ITS SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM OF INFRINGEMENT OF A THIRD PARTY INTELLECTUAL PROPERTY RIGHTS BY THE PROCESS TECHNOLOGY USED BY SILAN.

    LIMITATION OF LIABILITY. SUBJECT TO SECTION 4.4(d) ABOVE, SIPEX'S TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT WITH RESPECT TO ANY PROCESS IP CLAIM (AS DEFINED IN SECTION 1.1(e)) SHALL BE LIMITED TO THE AMOUNT OF ROYALTIES RECEIVED BY SIPEX, AND SUBJECT TO SECTION 4.4(g), EARNED, FOR THE LICENSED PRODUCT THAT IS THE SUBJECT OF SUCH CLAIM ("LIABILITY AMOUNT"). UPON SIPEX HAVING EXPENDED AN AMOUNT EQUAL TO THE LIABILITY AMOUNT IN CONNECTION WITH ITS INDEMNIFICATION OBLIGATIONS HEREUNDER, SIPEX SHALL HAVE NO FURTHER OBLIGATION WITH RESPECT TO SUCH CLAIM AND SIPEX MAY TRANSFER THE DEFENSE OF ANY SUCH CLAIM TO SILAN MICRO.

    For purposes of determining the Liability Amount, Royalties earned but not yet received by Sipex will only be used to offset payments otherwise due from Sipex under Section 4.4(a)(ii) above.

    SIPEX'S LIMITATION OF LIABILITY WITH RESPECT TO ANY PROCESS IP CLAIM (AS DEFINED IN SECTION 1.1(e)) UNDER THIS SECTION 4.4 SHALL NOT APPLY TO THE EXTENT OF ANY PROCESS IP CLAIM ARISING DIRECTLY OUT OF SIPEX'S WILLFUL BREACH OF SECTION 6.1(c) BELOW.

    EACH PARTY'S LIABILITY FOR ANY SIPEX PRODUCT PROCESS IP CLAIM (AS DEFINED IN SECTION 1.1 OF THE WAFER SUPPLY AGREEMENT) IS SET FORTH IN THE WAFER SUPPLY AGREEMENT.

    Except as set forth in Section 4.2(c), in no event shall Silan be required to indemnify and hold Sipex harmless under Article 6 of the Master Agreement for any Action or Liability for infringement of a third party's Intellectual Property Rights arising out of Sipex's sale or offer for sale of any Sipex Products not manufactured by Silan to the extent such

    Action or Liability is based on any Silan Process Technology Improvements and Sipex shall be solely liable for any such Action and Liability.

  4.5   Ownership .

    Except for the limited rights and licenses granted by one Party to the other as set forth in this Article 4, each Party hereby retains all of its right, title and interest in and to all of its Intellectual Property Rights and neither Party shall be deemed to have granted, whether by implication, estoppel or otherwise, any other right or license to its Intellectual Property Rights. All Sipex Process Technology Materials, Qualification Maskworks and other materials provided or disclosed by Sipex to Silan hereunder shall be deemed Sipex Confidential Information.

    All Silan Process Technology Improvements and other materials provided or disclosed by Silan to Sipex hereunder to the extent constituting Confidential Information as defined under Section 1.1(c) of the Master Agreement, shall be deemed Silan's Confidential Information.

    Notwithstanding the delivery of any Qualification Maskworks to Silan, all such Maskworks shall remain the sole and exclusive property of Sipex. Silan shall be liable for any and all damage, risk of loss, and replacement of the damaged and/or lost Qualification Maskworks while in the possession of Silan. Silan shall adequately insure the Qualification Maskworks against any such damage and risk of loss. In no event shall Silan make any copies of any Qualification Maskworks without Sipex's prior written consent, and any such reproduced Maskworks will remain the property of Sipex. Silan shall be responsible for any costs (including those incurred by Sipex) associated with obtaining the necessary export and import permits and consents to ship the Maskworks to Silan.

  4.6   Taxes .

    Except as set forth under Section 5.1(g), Sipex shall be liable for all withholding or income taxes ("Withholding Taxes") and business taxes ("Business Taxes") imposed by any Governmental Authority in China with respect to any royalties, license fees or other consideration paid by Silan to Sipex, or deemed to have been paid or received, by Sipex by virtue of the Improvements License granted by Silan to Sipex to the Process Technology Improvements under Section 4.2(b) ("License Consideration"). To the extent applicable, Silan may withhold from any License Consideration paid to Sipex under this Agreement any Withholding Taxes required to be withheld under the applicable laws of China. Silan shall apply for exemption from Business Taxes for and on behalf of Sipex as set forth and in accordance with Guoshuifa [2005] No. 45 (Issued by MOC/SAT on 3/17/2005) and CaiShuiZi [1999] No. 273 (November 2, 1999) of the Ministry of Finance and the State Administration of Taxation (the "Exemption") or any other applicable laws then in effect. Sipex shall pay, and/or Silan may withhold from any License Consideration made hereunder, the Business Tax applicable to such payments. Such Withholding Taxes and Business Taxes shall be timely paid by Silan on behalf of Sipex to the appropriate taxing authorities in China and Silan shall provide Sipex with official receipts issued by said taxing authority or such other evidence as is reasonably available to establish that such taxes have been paid within forty five (45) days of Silan's payment of such Business Taxes and Withholding Taxes. Each Party shall cooperate with the other and take all actions reasonably necessary in order to secure a reduction or elimination of Withholding Taxes or Business Tax pursuant to any income tax treaty or agreement between the United States and China in accordance with Guoshuifa [2005] No. 45 (Issued by MOC/SAT on 3/17/2005) and CaiShuiZi [1999] No. 273 (November 2, 1999) or any other applicable laws then in effect. If an Exemption is obtained, Silan shall include any refund or reimbursement of any Withholding Taxes, Business Taxes, or other Taxes otherwise paid by Sipex or withheld from any Royalty payment, as part of Silan's next scheduled Royalty payment. Sipex shall pay or reimburse Silan for any costs and expenses incurred by Silan in applying for and obtaining the Exemption, provided such costs and expenses are approved in advance in writing by Sipex. Prior to incurring any such costs and expenses, Silan shall provide Sipex with a written notice detailing the source and the amounts of such costs and expenses. If Sipex fails to notify Silan of its agreement to pay such costs and expenses within ten (10) days of receipt of Silan's written notice thereof, Sipex shall be deemed to have not approved, and shall not be required to pay or reimburse Silan for, such amounts. Silan shall not be liable to Sipex for failure to apply for or obtain the Exemption based on Sipex's failure to approve in writing any such costs and expenses. For avoidance of doubt, in no event shall Silan be deemed in breach of this Agreement for failure to pay Sipex any License Consideration payments under this Agreement during the period that Silan is applying for an Exemption under this Section 4.6 and none of such payments shall be subject to any interest payment penalty under Section 5.4.

  Costs and Expenses

  5.1   Sipex Process Technology Transfer .

    Except as otherwise provided herein, each Party shall be responsible for and shall pay its own costs and expenses incurred in its performance of its obligations under this Agreement.

    Except as otherwise provided herein, Silan shall be solely responsible for, and shall pay, all costs and expenses incurred by Silan or Sipex for the shipment from Sipex to Silan and import by Silan of the Sipex Process Technology and the installation and Qualification of such Sipex Process Technology in the Silan Facility.

    Without limiting its obligations under Section 5.1(b) or 5.1(e), Silan shall be responsible for and shall pay all costs and expenses of obtaining or complying with any Governmental Authorizations related to the transfer or importation of the Sipex Process Technology into China. Notwithstanding the foregoing, to the extent the cost incurred by Silan of obtaining (but not complying with) any Government Authorizations is in excess of five thousand United States Dollars ($5,000), Sipex agrees to enter into good faith negotiations with Silan to minimize such costs or otherwise reach a mutually agreeable arrangement with respect to such costs.

    Without limiting Silan's obligations under Section 5.1(b) or 5.1(e), Sipex shall be responsible for and shall pay all costs and expenses of obtaining or complying with any Governmental Authorizations related to the transfer or export of the Sipex Process Technology from the United States. Notwithstanding the foregoing, to the extent the cost incurred by Sipex of obtaining (but not complying with) any Government Authorizations is in excess of five thousand United States Dollars ($5,000), Sipex agrees to enter into good faith negotiations with Silan to minimize such costs or otherwise reach a mutually agreeable arrangement with respect to such costs.

    Silan shall be responsible for and shall pay all costs and expenses of, and shall reimburse Sipex for any costs or expenses incurred in, shipping (including insurance costs) the Sipex Process Technology Materials, any Qualification Maskworks, any wafers used in connection with the Process Qualifications and any special items necessary for the transfer of the Sipex Process Technology.

    Sipex shall be responsible for and shall pay any costs incurred by it in preparing the Sipex Process Materials and other deliverable hereunder for shipment to Silan.

    In consideration of the transfer of the Sipex Process Technology to Silan under Section 2.2 above, within forty-five (45) days of the execution of the Agreements, Silan shall pay Sipex, in immediately available funds to Sipex's Designated Account, a total of [+] United States Dollars (US$[+]) ("Process Technology Transfer Fee"). Notwithstanding any other provision of this Agreement or any of the other Transaction Agreements, Silan's payment of the Process Technology Transfer Fee shall be made exclusive of any taxes, fees, expenses, and duties or other amounts, however designated, including, without limitation, withholding taxes and business taxes, which are levied or based upon Silan's payment of the Process Technology Transfer Fee ("Taxes") by any Governmental Authority in China. Silan shall be solely liable and shall promptly pay for all such Taxes such that if any Taxes are assessed against the Process Technology Transfer Fee, Silan shall increase its payment such that Sipex is paid and receives the entire amount of the Process Technology Transfer Fee.

  5.2   Technical Assistance and Travel Expenses .

    Except as provided in Section 5.2(d), Silan shall be entirely and solely responsible for any and all costs and expenses of its personnel who visit any Sipex Facility, including but not limited to round-trip transportation (including airfare, taxi or public transportation) from the Silan Facility to the Sipex Facility and any and all living and business travel expenses of such personnel.

    In addition, Silan shall pay to or reimburse Sipex for the following expenses related to Sipex's personnel providing technical assistance to Silan at the Silan Facility in accordance with Section 2.4; (i) fifty percent (50%) of all reasonable costs of lodging, (ii) local transportation of the Sipex personnel visiting any part of the Silan Facility, including transportation to and from the airport and the Silan Facility or Silan housing and to and from any

    ______________

    [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

    Silan housing and the Silan Facility, and (iii) twenty dollars ($20) per-person, per-day allowance for food, private telephone, etc.

    Sipex shall be solely responsible for the airfare and other transportation costs of it employees providing technical assistance to Silan at the Silan Facility in accordance with Section 2.4.

    Each Party (the "Hosting Party") shall supply, at no cost, all clean room garments, attire and supplies for use at the Hosting Party's facility by the personnel of the other Party visiting such facility. The Hosting Party shall pay for all long distance and local calls made by the personnel of the visiting the Hosting Party in connection with the transfer of the Sipex Process Technology.

    Except as provided in Sections 4.6 and 5.1(g), Sipex shall be solely responsible for, and shall pay, any taxes, including but not limited to, any withholding taxes, business taxes, disbursements, levies, or duties levied on, or payable by Sipex to any Governmental Authority in China or the United States in connection with any of the technical assistance provided by Sipex personnel to Silan at the Silan Facility, provided by Sipex to Silan personnel at the Sipex Facility or any other services provided by Sipex to Silan pursuant to the terms of this Agreement (collectively "Services Taxes"). Sipex shall be solely and directly responsible for and shall pay any and all Chinese individual income tax of its employees or Sipex's corporate income tax liabilities incurred in connection with the activities of Sipex and its employees carried out in China pursuant to this Agreement. Silan shall be solely and directly responsible for and shall pay any and all U.S. individual income tax of its employees or Silan's corporate income tax liabilities incurred in connection with the activities of Silan and its employees carried out in the United States pursuant to this Agreement.

  5.3   Process Qualification Costs .

    Except for Silan's responsibility for the cost and expenses of the Qualification Maskworks identified Exhibit B-2, Silan shall be responsible for the costs of manufacturing Qualification Wafers, furthermore, Silan shall pay half the amount of the sum of the Package-Test Cost plus Rel Test Outside Services costs of the eight representative products for Qualification of the Sipex Process Technology, which shall not exceed [+] United States Dollars (US$[+]). Except as set forth above or as otherwise set forth in this Agreement, Sipex shall be responsible for all Process Qualification Costs, whether incurred at the Sipex Facility or at a third party facility.

  5.4   Payments .

    Any amounts owing from one Party to the other hereunder shall, unless otherwise provided for herein, be paid within forty (45) days of receipt of the other Party's invoice therefor. Any amounts not paid when so due shall be subject to a finance charge

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

  equal to the lesser of (i) one half percent (0.5%) per month or (ii) the maximum interest permitted under applicable law, until full and final payment of any such due and payable amounts. The failure of either Party to pay any amount when due hereunder shall be deemed a material breach hereof.

  Representations and Warranties

  6.1   Sipex .

    Sipex hereby represents and warrants to Silan that as of the date hereof:

    Sipex owns all right title and interest in the embodiments of the Sipex Process Technology and Sipex Process Technology Materials delivered to Silan hereunder;

    The license granted under Section 4.1 is in and to all Intellectual Property Rights of Sipex with respect to the Sipex Process Technology; and

    To the knowledge of Sipex, no claims or demands have been made against Sipex for royalties or other amounts owed to any third party by Sipex with respect to the Sipex Process Technology.

  6.2   Silan .

    Silan hereby represents and warrants to Sipex that as of the date hereof:

    Silan is the exclusive owner of the Silan Facility;

    No third party has any rights to capacity of the Silan Facility or to operate the Silan Facility;

    All information provided by Silan to Sipex in connection with Sipex obtaining any export licenses or clearances to disclose or ship the Sipex Process Technology to Silan in accordance with the terms hereof is true, complete and correct in all respects; and

    No third party has a lien, security interest, or similar interest in the Silan Facility or any of the equipment contained therein.

  6.3   Disclaimer .

    Silan accepts and agrees that the Sipex Process Technology and the Sipex Process Technology Materials that are provided to it hereunder and under any of the other Transaction Agreements, are being provided "as is" and without warranty of any kind except as set forth in Section 6.1(a). SIPEX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES WITH RESPECT TO THE SIPEX PROCESS TECHNOLOGY AND THE SIPEX PROCESS TECHNOLOGY MATERIALS OR ANY OTHER MATERIALS OR SERVICES PROVIDED BY SIPEX TO SILAN HEREUNDER, INCLUDING WARRANTIES OR MERCHANTABILITY, FITNESS FOR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. Sipex makes no warranty that Silan will be able to Qualify or successfully use any of the Sipex Process Technologies or to manufacture Silan Products. Except with respect to the infringement of Intellectual Property Rights as provided in Section 4.4, in the event that Sipex incurs any Liability to any third party as a result of Silan's use of the Sipex Process Technologies to manufacture any Silan Product or any Licensed Product or the sale or use of any Silan Product or any Licensed Product (including with respect to defective products or products liability) by Silan, Silan shall indemnify Sipex against such Liability in accordance with Article 6 of the Master Agreement.

  6.4   Insurance .

    Silan will have in effect throughout the term of this Agreement insurance in an amount of at least US$1,000,000 with respect to the Silan Facility and the equipment therein. Silan will provide Sipex with evidence of such insurance.

  Term and Termination

  7.1   Term .

    The term of this Agreement shall commence on the Effective Date and shall continue until in full force and effect unless earlier terminated in accordance with Article 7 of the Master Agreement or Section 7.2 hereof. Unless this Agreement is terminated in accordance with Section 7.2(a) below or Article 7 of the Master Agreement, for a breach by Silan, the following provision(s) of this Agreement shall survive: Section 6.1 (for a period of two (2) years following the termination of this Agreement). The following provisions of this Agreement shall survive any termination or expiration of the Term of this Agreement: Articles: 1, 5, and 8; Sections: 4.3, 4.4, 4.5, and 7.2.

  7.2   Termination .

    This Agreement and all rights and licenses granted by Sipex to Silan hereunder may, notwithstanding anything to the contrary set forth herein or the Master Agreement, be terminated by Sipex upon thirty (30) days' written notice to Silan of a material breach by Silan of any term hereof or of any other Transaction Agreement providing for the termination of this Agreement for a Silan breach, unless Silan has cured such breach prior to the end of such thirty day period. Upon such termination Silan shall immediately return to Sipex or destroy, at Sipex's option, all Sipex Process Technology Materials, any other materials and documents provided by Sipex hereunder, and any other materials or documents, that contain or disclose any proprietary or Confidential Information or Technology of Sipex. In addition, Silan shall cease all use of the Sipex Process Technologies; provided that Silan may sell Silan Products that have been manufactured prior to such termination.

    Notwithstanding anything to the contrary set forth herein or the Master Agreement, this Agreement may be terminated by Silan upon thirty (30) days' written notice to Sipex of a material breach by Sipex hereof or of any other Transaction Agreement providing for the termination of this Agreement for a Sipex breach, unless Sipex has cured such breach prior to the end of such thirty (30) day period.

    In the event of such termination by Silan and provided that Silan has not breached this Agreement, Sipex shall repay to Silan any amounts paid hereunder to Sipex for the transfer of the Sipex Process Technology and each Party shall each immediately return to the other or destroy, at the other's option, all material Technology and materials and documents provided to it hereunder, and any other materials or documents that contain or disclose any material proprietary or Confidential Information or Technology of the other; provided that Silan may sell Silan Products that have been manufactured prior to such termination. Notwithstanding the foregoing, Sipex shall return and/or destroy any Technology or Confidential Information of Silan that has been licensed to Sipex under Section 4.2 above, unless otherwise agreed to in good faith.

  Master Agreement Terms

  This Agreement shall be deemed part of the Master Agreement and governed by the terms and conditions therein. In the event of any conflict between the terms and conditions of the Master Agreement and those set forth in this Agreement, the terms and conditions of this Agreement shall control.

  [Remainder of page left intentionally blank, signature blocks appear on next page]

  IN WITNESS WHEREOF, and intending to be legally bound hereby, Sipex and Silan have caused their duly authorized representatives to execute this Agreement.

SIPEX CORPORATION	HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.
By: /s/ Ralph Schmitt Name: Ralph Schmitt Title: Chief Executive Officer Date: February 27, 2006	By: /s/ Fan Wei-Hong Name: Fan Wei-Hong Title: General Manager Date: February 27, 2006

EXHIBIT B-1

Process Qualification Procedure and Due Dates

A. PROCESS QUALIFICATION PROCEDURE:

See attached Schedule B-1

B. PROCESS QUALIFICATION DATES

1. [+]: [+] 2006

2. [+]: [+] 2006

3. [+]: [+] 2006

4. [+]: [+] 2006

5. [+]: [+] 2006

6. [+]: [+] 2006

7. [+]: [+] 2006

8. [+]: [TBD]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

SCHEDULE B-1

Process Qualification Procedures

[+] Plan

Qualifications Tests	[+]	[+]
	[+]	[+]
A. Wafer Fabrication In-Line Tests
Substrate Related Tests and Measurements
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]
5. [+]	[+]	[+]

Dielectric / Poly Related Tests and Measurements
1. [+]	[+]	[+]
2. [+]
3. [+]
4. [+]	[+]
5. [+]
6. [+]

Metallization Related Tests and Measurements
1. [+]	[+]
2. [+]
3. [+]	[+]
4. [+]	[+]

Miscellaneous Tests
1. [+]	[+]
2. [+]
[+]	[+]
[+]	[+]
[+]	[+]

B. Wafer Level Reliability (Some or all of this data may be provided by the foundry)
Failure Mechanism
1. Mobile Contaminants

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]
	[+]	[+]
a)[+]	[+]	[+]
b)[+]
c)[+]

2. Electromigration
a) [+]	[+]	[+]

3. Barrier Metal [+] Integrity/Stability
a [+]
b) [+]

4. Dielectric Breakdown (TDDB/QBD)
a)[+]	[+]	[+]
b)[+]

5. Hot Carrier
a) [+]
b) [+]	[+]	[+]
c) [+]	[+]	[+]

II. Physical Analysis Tests
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]	[+]	[+]
[+]	[+]	[+]
[+]	[+]	[+]

III. Analytical Instrumentation: Check If Required for Qualification (Completed Wafers)
Baseline Characterization Lot Lots
[+]
[+]
[+]
[+]

C. Device Structures Tests
I. E-Test Correlation (Wafer acceptance test)
1. [+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]
	[+]	[+]
II. Dielectric Capacitors - Measurement and/or Models
1. [+]	[+]	[+]
2. [+]	[+]	[+]

III. Junction Capacitors - Measurement and/or Models
1. [+]	[+]	[+]
2. [+]	[+]	[+]

IV. Resistance (Diffused, Poly, and Metal) - Measurement and/or Models
1. [+]	[+]

V. Diodes [+] - Measurement and/or Models
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]

VI. Bipolar Transistors - Measurement and/or Models
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]	[+]	[+]
4. [+]	[+]	[+]
5. [+]
6. [+]

VII. MOS Transistors [+] - Measurement and/or Models
1. [+]
2. [+]
3. [+]
4. [+]
5. [+]
6. [+]
VIII. Other
1. [+]	[+]	[+]

Wafer E-Test Data
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]	[+]	[+]
4. [+]	[+]	[+]
5. [+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]
	[+]	[+]

D. Product Electrical Testing
Wafer Sort Data
1. [+]	[+]
2. [+]
3. [+]	[+]

Final Test Data
1. [+]	[+]
2. [+]	[+]

Product Characterization
[+]	[+]
E. Available Qualification Tests	[+]	[+]
[+]	[+]
[+]	[+]
[+]	[+]
[+]	[+]
[+]	[+]
[+]
[+]	[+]
[+]	[+]
[+]	[+]
[+]	[+]
[+]	[+]
[+]	[+]

[+]

Qualification Samples Handling Requirements
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]
[+]
[+]

[+]
[+]
[+]
[+]
[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+] Plan

Qualifications Tests	[+]	[+]
	[+]	[+]
A. Wafer Fabrication In-Line Tests
Substrate Related Tests and Measurements
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]
5. [+]	[+]	[+]

Dielectric / Poly Related Tests and Measurements
1. [+]	[+]	[+]
2. [+]
3. [+]
4. [+]	[+]
5. [+]
6. [+]

Metallization Related Tests and Measurements
1. [+]	[+]
2. [+]
3. [+]	[+]
4. [+]	[+]

Miscellaneous Tests
1. [+]	[+]
2. [+]
[+]	[+]
[+]	[+]
[+]	[+]

B. Wafer Level Reliability (Some or all of this data may be provided by the foundry)
Failure Mechanism
1. Mobile Contaminants
a) [+]	[+]
b) [+]	[+]
c) [+]		[+]

2. Electromigration
a) [+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]
	[+]	[+]
3. Barrier Metal [+] Integrity/Stability
a) [+]
b) [+]	[+]

4. Dielectric Breakdown (TDDB/QBD)
a) [+]	[+]
b) [+]	[+]	[+]

5. Hot Carrier
a) [+]	[+]	[+]
b) [+]	[+]
c) [+]	[+]

II. Physical Analysis Tests
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]	[+]	[+]
a) [+]	[+]	[+]
b) [+]	[+]

III. Analytical Instrumentation: Check If Required for Qualification (Completed Wafers)
Baseline Characterization Lot Lots
1. [+]
2. [+]
3. [+]
4. [+]

C. Device Structures Tests
I. E-Test Correlation (Wafer acceptance test)
1. [+]	[+]	[+]

II. Dielectric Capacitors - Measurement and/or Models
[+]	[+]	[+]
[+]	[+]	[+]

III. Junction Capacitors - Measurement and/or Models
1. [+]	[+]
2. [+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]
	[+]	[+]
IV. Resistance ([+]) - Measurement and/or Models
1. [+]	[+]
V. Diodes [+] - Measurement and/or Models
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]

VI. Bipolar Transistors [+] - Measurement and/or Models
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]
5. [+]
6. [+]

VII. MOS Transistors [+] - Measurement and/or Models
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]
4. [+]	[+]	[+]
5. [+]	[+]	[+]
6. [+]

VIII. Other
1. [+]	[+]	[+]

Wafer E-Test Data
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]	[+]
5. [+]	[+]

D. Product Electrical Testing
Wafer Sort Data
1. [+]	[+]
2. [+]
3. [+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]
	[+]	[+]
Final Test Data
1. [+]	[+]
2. [+]	[+]

Product Characterization
[+]	[+]

E. Available Qualification Tests [+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]

[+]

Qualification Samples Handling Requirements
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]
[+]
[+]
[+]
[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
A. Wafer Fabrication In-Line Tests
Substrate Related Tests and Measurements
1. [+]	[+]	[+]	[+]
2. [+]	[+]	[+]	[+]
3. [+]	[+]	[+]	[+]
4. [+]
5. [+]	[+]	[+]

Dielectric / Poly Related Tests and Measurements
1. [+]	[+]	[+]	[+]
2. [+]
3. [+]
4. [+]	[+]	[+]	[+]
5. [+]
6. [+]

Metallization Related Tests and Measurements
1. [+]	[+]	[+]	[+]
2. [+]
3. [+]	[+]	[+]	[+]
4. [+]	[+]	[+]	[+]

Miscellaneous Tests
1. [+]	[+]	[+]	[+]
2. [+]
[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]

B. Wafer Level Reliability (Some or all of this data may be provided by the foundry)
Failure Mechanism
1. Mobile Contaminants
a) [+]	[+]	[+]
b) [+]	[+]
c) [+]			[+]

2. Electromigration
a) [+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
3. Barrier Metal [+] Integrity/Stability
a) [+]	[+]	[+]
b) [+]	[+]	[+]

4. Dielectric Breakdown (TDDB/QBD)
a) [+]	[+]	[+]
b) [+]	[+]

5. Hot Carrier
a) [+]	[+]		[+]
b) [+]		[+]
c) [+]		[+]

II. Physical Analysis Tests
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]	[+]	[+]
4. [+]	[+]	[+]
[+]	[+]	[+]
[+]	[+]	[+]

III. Analytical Instrumentation: Check If Required for Qualification (Completed Wafers)
Baseline Characterization Lot Lots
1. [+]
2. [+]
3. [+]
4. [+]

C. Device Structures Tests
I. E-Test Correlation (Wafer acceptance test)
1. [+]	[+]	[+]	[+]

II. Dielectric Capacitors - Measurement and/or Models
1. [+]	[+]	[+]
2. [+]	[+]	[+]

III. Junction Capacitors - Measurement and/or Models
1. [+]	[+]	[+]	[+]
2. [+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
IV. Resistance [+] - Measurement and/or Models
1. [+]	[+]	[+]

V. Diodes [+] - Measurement and/or Models
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]	[+]	[+]

VI. Bipolar Transistors - Measurement and/or Models
1. [+]		[+]
2. [+]		[+]
3. [+]		[+]
4. [+]		[+]
5. [+]		[+]
6. [+]		[+]
[+]
VII. MOS Transistors [+] - Measurement and/or Models
1. [+]	[+]		[+]
2. [+]	[+]		[+]
3. [+]
4. [+]	[+]		[+]
5. [+]	[+]		[+]
6. [+]	[+]		[+]

VIII. Other
1. [+]	[+]	[+]

Wafer E-Test Data
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]	[+]	[+]
4. [+]	[+]	[+]
5. [+]	[+]	[+]

D. Product Electrical Testing
Wafer Sort Data
1. [+]	[+]	[+]
2. [+]	[+]	[+]
3. [+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
Final Test Data
1. [+]	[+]	[+]
2. [+]	[+]	[+]

Product Characterization
1. [+]
2. [+]	[+]	[+]

E. Available Qualification Tests [+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]
[+] [+] [+]

[+]

Qualification Samples Handling Requirements
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]

[+]

[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]
[+]
[+]
[+]
[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
A. Wafer Fabrication In-Line Tests
Substrate Related Tests and Measurements
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]
5. [+]	[+]	[+]	[+]

Dielectric / Poly Related Tests and Measurements
1. [+]	[+]	[+]	[+]
2. [+]
3. [+]
4. [+]	[+]
5. [+]
6. [+]

Metallization Related Tests and Measurements
1. [+]	[+]
2. [+]
3. [+]	[+]
4. [+]	[+]

Miscellaneous Tests
1. [+]	[+]
2. [+]
[+]	[+]
[+]	[+]
[+]	[+]

B. Wafer Level Reliability (Some or all of this data may be provided by the foundry)
Failure Mechanism
1. Mobile Contaminants
a) [+]	[+]	[+]	[+]
b) [+]
c) [+]

2. Electromigration
[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
3. Barrier Metal [+] Integrity/Stability
a) [+]
b) [+]

4. Dielectric Breakdown (TDDB/QBD)
a) [+]	[+]	[+]	[+]
b) [+]

5. Hot Carrier
a) [+]
b) [+]	[+]	[+]	[+]
c) [+]	[+]	[+]	[+]

II. Physical Analysis Tests
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]
4. [+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]

III. Analytical Instrumentation: Check If Required for Qualification (Completed Wafers)
Baseline Characterization Lot Lots
1. [+]
2. [+]
3. [+]
4. [+]

C. Device Structures Tests
I. E-Test Correlation (Wafer acceptance test)
1. [+]	[+]	[+]	[+]

II. Dielectric Capacitors - Measurement and/or Models
1. [+]	[+]	[+]	[+]
2. [+]	[+]	[+]	[+]

III. Junction Capacitors - Measurement and/or Models
1. [+]	[+]	[+]	[+]
2. [+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
IV. Resistance [+] - Measurement and/or Models
1. [+]	[+]

V. Diodes [+] - Measurement and/or Models
1. [+]	[+]
2. [+]	[+]
3. [+]	[+]

VI. Bipolar Transistors - Measurement and/or Models
1. [+]	[+]	[+]	[+]
2. [+]	[+]	[+]	[+]
3. [+]	[+]	[+]	[+]
4. [+]	[+]	[+]	[+]
5. [+]
6. [+]

VII. MOS Transistors [+] - Measurement and/or Models
1. [+]
2. [+]
3. [+]
4. [+]
5. [+]
6. [+]

VIII. Other
1. [+]	[+]	[+]	[+]

Wafer E-Test Data
1. [+]	[+]	[+]	[+]
2. [+]	[+]	[+]	[+]
3. [+]	[+]	[+]	[+]
4. [+]	[+]	[+]	[+]
5. [+]	[+]	[+]	[+]

D. Product Electrical Testing
Wafer Sort Data
1. [+]	[+]
2. [+]
3. [+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Qualifications Tests	[+]	[+]	[+]
	[+]	[+]	[+]
Final Test Data
1. [+]	[+]
2. [+]	[+]

Product Characterization
[+]	[+]
E. Available Qualification Tests [+] [+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]
[+] [+]

[+]

Qualification Samples Handling Requirements
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]
[+]

[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]
[+]
[+]
[+]
[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT B-2

Qualification Maskworks

1. Qualification Maskworks

1. [+]

2. [+]

3. [+]

4. [+]

5. [+]

6. [+]

7. [+]

8. [+]

2. Qualification Maskworks for which Silan will pay:

1. [+]

2. [+]

3. [+]

4. [+]

5. [+]

6. [+]

3. Qualification Maskworks for which Sipex will pay:

1. [+]

2. [+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT B-3

SIPEX PROCESSES

A. [+]

a. [+]

1. [+]

b. [+]

1. [+]

2. [+]

B. [+]

1. [+] Process

2. [+] Process

3. [+] Process

4. [+] Process

C. [+]

1. [+] Process

D. In addition to the Processes listed above, it is anticipated that the following Processes currently under development will be added at a date to be determined:

1. [+]: [+]

2. [+], [+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT B-4

SIPEX PROCESS TECHNOLOGY MATERIALS AND DELIVERY SCHEDULE

A. Sipex Process Technology Materials: Sipex shall transfer a copy of the following Technology to Silan:

See attached Schedule B-4

B. Delivery Schedule: The proposed schedule for delivery of the Technology in Schedule B-4 shall be as follows for each of the following Processes:

1. [+]: [+], 2005

2. [+]: [+], 2006

3. [+]: [+], 2006

4. [+]: [+], 2005

5. [+]: [+], 2006

6. [+]: [+], 2006

7. [+]: [+], 2005

8. [+]: [+], 2006

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

SCHEDULE B-4

Sipex Process Technology Materials

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

  [+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT B-5

Process Qualification Specifications

1. [+]

2. [+]

3. [+]

4. [+]

5. [+]

**************

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT C

TO THE MASTER AGREEMENT

BETWEEN SIPEX and SILAN IC and SILAN MICRO

==================================================================

WAFER SUPPLY AGREEMENT

BETWEEN

SIPEX CORPORATION

AND

HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.

DATED AS OF FEBRUARY 27, 2006

==================================================================

- i -

- ii -

Exhibits

Exhibit C-1 -- Sipex Maskworks & Fixed Wafer Price
Exhibit C-2 -- Specifications
Exhibit C-3 - Product Qualification Procedures and Product Qualification Dates
Exhibit C-4 - Acceptanc Criteria
Exhibit C-5 - Sipex Product Prices to Silan
Exhibit C-6 - Ramp Factor

- iii -

This Wafer Supply Agreement, including the Exhibits hereto (this "Agreement"), is entered into as of February 27, 2006 (the "Effective Date") by and between Sipex Corporation, a Delaware corporation with its principal place of business at 233 South Hillview Drive, Milpitas, CA 95053, U.S.A. ("Sipex") and Hangzhou Silan Integrated Circuit Co., Ltd., a China limited liability company with its principal place of business at No. 10 Road, East HETZ, Hangzhou (Xiasha), People's Republic of China, Postcode: 310018 ("Silan", together with Sipex, referred to individually as a "Party" and collectively as the "Parties").

RECITALS

WHEREAS, the Parties and Silan Micro are entering into a series of transactions related to the transactions contemplated by this Agreement for, among other things, the transfer and licensing of semiconductor processes and designs from Sipex to Silan Micro, the sale of equipment to Silan, and the supply of products from Silan to Sipex;

WHEREAS, Silan is engaged in the business of, among other things, operating a semiconductor foundry in China;

WHEREAS, Sipex desires Silan to manufacture and supply certain Sipex semiconductor wafers using certain Sipex maskworks and Silan is willing to manufacture and supply such wafers; and

WHEREAS, the Parties desire to set forth in this Agreement, among other things, the terms, conditions for Silan's manufacture and supply, and of Sipex's purchase, of Sipex Products and of the licenses and rights granted to Silan with respect to the Sipex maskworks.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the Parties, intending to be legally bound, hereby agree as follows:

  Definitions

  1.1   Defined Terms .

  For purposes of this Agreement, the following words, terms and phrases shall have the meanings assigned to them in this Article 1 unless specifically otherwise provided herein. Any initially capitalized words, terms and phrases not so herein defined shall have the meaning assigned to such term in the Master Agreement between the Parties of even date herewith (the "Master Agreement").

    "Acceptance Criteria" means Sipex's acceptance criteria with respect to each Sipex Product as set forth in Exhibit C-4, as amended from time to time as set forth in this Agreement.

    "Commitment Term" means the period (1) beginning on the date (the "Commitment Term Start Date") that is the earlier of (i) Sipex's receipt of a written certificate by an officer of Silan confirming Silan has the capacity to meet and continuously supply wafers in an amount at least equal to Sipex's Weekly Order Commitment, and (ii) January 1, 2007 and (2) ending twenty-four (24) months after the last day of the month in which Commitment Term Start Date occurs.

    "Control Wafer" means a wafer included in processing for the purpose of making parametric measurements which verify proper processing conditions or results; such wafer may be blank or may have different design features; it is not a production wafer, and it does not produce saleable product.

    "Cycle Time" means a cycle time for the processing of Sipex Products not to exceed [+] days per mask layer (measured at the ninetieth percentile) for the applicable Sipex Product.

    "Die Level Probe" means a die level probe test of each die for the purposes of determining "good" die from "bad" die in accordance with the relevant specifications.

    "Equivalent Wafer" means either (i) one 5-inch wafer or (ii) 25/36 of one 6-inch wafer.

    "Finished Sipex Products" means finished wafers of Sipex Products.

    "Forecast" has the meaning set forth in Section 4.1.

    "Licensed Product" has the meaning ascribed to such term in Section 1.1(g) of the Product License Agreement.

    "Lot" means a lot of Sipex Products comprised of twenty five (25) wafers in the case of production lots and 12 wafers in the case of engineering lots, excluding Control Wafers.

    "Maskwork" has the meaning ascribed to such term in Section 1.1(c) of the Process Technology Transfer and License Agreement.

    "Minimum Wafer Probe Yield" has the meaning set forth in Section 2.7.

    "Order Commitment" has the meaning set forth in Section 2.3.

    "Product License Agreement" means that certain Product License Agreement by and between the Sipex and Silan, of even date herewith, attached to the Master Agreement as Exhibit D.

    "Product Qualification" means qualification and characterization of each of the Sipex Products in accordance with Article 3 below and Exhibit C-3 hereto.

    "Product Qualification Costs" means (i) all amounts paid by each Party to any third party for goods and services, and (ii) all reasonable non-recurring engineering costs (based on reasonable and customary applicable labor and overhead costs) incurred by each Party, in each case in connection with the Product Qualification of the products to be manufactured by Silan pursuant to

    ______________

    [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

    this Agreement; provided that such costs do not include the costs of any Maskworks supplied by Sipex to Silan hereunder.

    "Product Qualification Date" means, for each Sipex Product, the date set forth in Exhibit C-3 by which the Product Qualification Wafers for such Sipex Product is required to achieve Product Qualification, or the date on which such Product Qualification occurs, as the context requires.

    "Product Qualification Wafers" means wafers manufactured in connection with Product Qualification.

    "Production Equipment Sale Agreement" means that certain Production Equipment Sale Agreement by and between the Sipex and Silan, of even date herewith, attached to the Master Agreement as Exhibit A.

    "Program Coordinators" has the meaning ascribed to such term in Section 2.1(a) of the PTTLA.

    "PTTLA" means that certain Process Technology Transfer and License Agreement by and between Sipex and Silan, of even date herewith, attached to the Master Agreement as Exhibit B.

    "Purchase Order" has the meaning set forth in Section 4.3.

    "Quarter" means a Sipex fiscal quarter, each of which is thirteen 13 Weeks long, the first such fiscal quarter commencing on the first Sunday following the Saturday that is closest to December 31 of each calendar year. Sipex will provide Silan with a copy of its fiscal calendar for each year during the Term.

    "Ramp Factor" means the sum of the ramp factors set forth on Exhibit C-6 attached hereto for each applicable Sipex Product.

    "Shipping Instructions Report" has the meaning set forth in Section 4.4.

    "Sipex Maskworks" means those specific Maskworks sets provided or to be provided by Sipex to Silan as set forth in Exhibit C-1.

    "Sipex Products" means semiconductor wafers manufactured by Silan for Sipex hereunder.

    "Sipex Product Design IP Claim" means any Action brought by a third party (other than any Affiliate of either Party or any entity under either Party's control) alleging that the design of a Sipex Product as (i) originally delivered by Sipex to Silan or (ii) modified by written agreement of the Parties, infringes and/or misappropriates the Intellectual Property Rights of a third party.

    "Sipex Product Process IP Claim" means any Action brought by a third party (other than any Affiliate of either Party or any entity under either Party's control) alleging that the process used to manufacture a Sipex Product infringes and/or misappropriates the Intellectual Property Rights of a third party.

    "Sipex Product Technology" means the Sipex Maskworks, and copies of any Sipex Product information and specifications, testing requirements and procedures and any other Technology, in each case provided by Sipex to Silan under this Agreement for purposes of Product Qualification, or the manufacturing and testing of Sipex Products and/or Licensed Product under the Product License Agreement.

    "Sipex Start Plan" has the meaning set forth in Section 4.2.

    "Specifications" means Sipex's specifications with respect to each Sipex Product as set forth in Exhibit C-2, as amended from time to time as set forth in this Agreement, or as otherwise agreed by the Parties following the date hereof.

    "Supply Commitment" has the meaning set forth in Section 2.3.

    "Term" means the period during which this Agreement is in effect, as more specifically set forth in Article 14 of this Agreement.

    "Wafer Level Probe" means a wafer level probe test of each wafer for the purposes of determining "good" wafers from "bad" wafers in accordance with the relevant Specifications.

    "Wafer Price" has the meaning set forth in Section 2.7.

    "Wafer Probe Yield" has the meaning set forth in Section 2.7.

    "Wafer Termination Amount" has the meaning set forth in Section 4.6.

    "Week" means Sunday through Saturday.

  1.2   Rules of Construction .

   The rules of Interpretation set forth in Section 1.2 of the Master Agreement are incorporated herein by this reference.

  General

  2.1   Delivery and Use of Sipex Product Technology.

    Sipex shall deliver the Sipex Maskworks and other Sipex Product Technology in accordance with a timetable set forth in Exhibit C-3 hereto or as otherwise agreed upon between the Parties for each Sipex Product to be manufactured and sold to Sipex pursuant to this Agreement.

    Silan shall use the Sipex Maskworks and the other Sipex Product Technology delivered to it under this Agreement to make such Sipex Products for Sipex pursuant to the terms of this Agreement, to make Licensed Products pursuant to the terms of the Product License Agreement (to the extent such use is licensed therein), and for no other purposes.

    Sipex shall be responsible for any costs associated with obtaining the necessary United States export permits and consents to deliver the Sipex Product Technology to Silan under this Agreement. Silan shall be responsible for any costs associated with obtaining the necessary Chinese import permits and consents to import the Sipex Product Technology delivered to Silan under this Agreement. Silan shall be solely responsible for shipping and shall pay all shipping, handling and insurance costs ("Shipping Costs") to ship the Sipex Product Technology from the Sipex Facility to Silan; provided, however, that Sipex shall reimburse Silan for fifty percent (50%) of its out-of-pocket Shipping Costs.

    All Sipex Product Technology not capable of delivery by electronic means will be shipped EX Works (Incoterms 2000) the Sipex Facility by a carrier agreed upon by the Parties.

    The delivery of any Sipex Product Technology will be subject to each Party obtaining the necessary export and import clearances in accordance with Article 3 of the Master Agreement.

  2.2   Ownership of Sipex Maskworks .

  Notwithstanding the delivery of any Sipex Maskwork to Silan, all such Sipex Maskworks shall remain the sole and exclusive property of Sipex. Silan shall be liable for any and all damage, risk of loss of the Sipex Maskworks while in the possession of Silan, including the cost of replacing any lost or damaged Sipex Maskworks. Silan shall adequately insure the Sipex Maskworks against any such damage and risk of loss. In no event shall Silan make any copies of any Sipex Maskworks without Sipex's prior written consent, any such reproduced Sipex Maskworks will remain the property of Sipex.

  2.3   Purchase and Supply Commitments .

  Subject to the terms of this Agreement, during the Term, Silan shall make available for supply, and Sipex shall order, no fewer than the quantities of Sipex Products provided in this Section 2.3, as follows:

    Sipex shall order an average of at least [+] Equivalent Wafers per week, calculated on a Quarterly basis, multiplied, or otherwise adjusted, by the Ramp Factor in effect as of the beginning of each such Quarter ("Order Commitment") (the procedures for Sipex's initiation of Sipex Product orders shall be as set forth in Article 4); and

    Sipex shall have the right to purchase, and may in it sole discretion (subject to Section 2.3(a)) purchase, and Silan shall supply to Sipex, up to an average of [+] Equivalent Wafers per Week, calculated on a Quarterly basis ("Supply Commitment") (the procedures for Silan's delivery of Sipex Products shall be as set forth in Article 5).

  2.4   Failure to meet Order Commitment .

    Subject to Section 2.4(e), if Sipex fails to meet its Order Commitment in a Quarter (a "Order Shortfall Quarter") and such failure is not due to any failure or breach of this Agreement or any of the other Transaction Agreements by Silan, then Silan shall have the following

    ______________

    [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

    remedy against Sipex which shall be Silan's sole and exclusive remedy for such failure by Sipex: (i) Sipex shall make up the difference between its Order Commitment for the Shortfall Quarter and actual orders for the Shortfall Quarter (such difference the "Sipex Shortfall") by ordering Equivalent Wafers of Sipex Products in an amount equal to the Sipex Shortfall within the next Quarter (the "Order Makeup Quarter") in addition to its Order Commitment for such Makeup Quarter, and (ii) if by the end of such Makeup Quarter Sipex has not ordered its Order Commitment for that Makeup Quarter plus the full Sipex Shortfall for the Shortfall Quarter, then such failure shall be deemed a material breach of this Agreement by Sipex; provided that, if such failure occurs during the Commitment Term, Silan's sole and exclusive remedy and Sipex's sole and exclusive liability for such breach shall be Sipex's payment to Silan of the Order Shortfall Penalty as set forth under Sections 2.4(b) through 2.4(d) below.

    "Order Shortfall Penalty" means a dollar amount equal to (A) one hundred percent (100%) of (B) the Wafer Price (adjusted in accordance with Sections 2.5 and 2.7(a)) for the Sipex Shortfall, but only to the extent such Sipex Products constituting the Sipex Shortfall were not ordered in the Makeup Quarter.

    Silan shall invoice Sipex for the Order Shortfall Penalty within thirty (30) days of the end of the Makeup Quarter and Sipex shall pay such invoice within forty-five (45) days of receipt thereof. The Order Shortfall Penalty shall be net of any and all taxes.

    In calculating the Shortfall Penalty, the yield used to adjust the Wafer Price in accordance with Section 2.7(a) shall be deemed to be the same average yield achieved for Equivalent Wafers of Sipex Products supplied in the Shortfall Quarter.

    Sipex may notify Silan within thirty (30) days of the end of each Quarter whether there has been an Order Shortfall for such Quarter and whether, and to what extent, Sipex intended to make up such Order Shortfall in the following Quarter. If Sipex provides such notice, unless Silan notifies Sipex within five (5) business days of receiving such notice from Sipex to what extent it requires Sipex to make up the Order Shortfall in the Quarter in which the notice is received, Sipex shall not be obligated to pay the Order Shortfall Penalty to Silan for the Order Shortfall Quarter.

  2.5   Failure to meet Supply Commitment .

    If, in a Quarter (a "Supply Shortfall Quarter") Silan fails to supply the number of Equivalent Wafers of Sipex Products ordered by Sipex in accordance with Section 4.3 (the difference between the number of Equivalent Wafers of Sipex Products ordered by Sipex and the number actually supplied by Silan in such Quarter, the "Silan Shortfall"); and such amount ordered by Sipex in not more than Silan's Supply Commitment; and such failure by Silan to supply Sipex Products in accordance with the Silan Supply Commitment is not due to any material uncured breach of Sipex under this Agreement or any of the other Transaction Agreements;

    Then, subject to Section 2.5(g), Silan shall attempt to remedy such supply failure by making available for purchase by Sipex in the next Quarter (the "Supply Makeup Quarter") Equivalent Wafers of Sipex Products in an amount equal to the Supply Commitment for such Supply Makeup Quarter plus the Silan Shortfall (Sipex may order up to such amount in its sole discretion and shall be released from its Purchase Commitment for that Supply Makeup Quarter). If, at the end of such Supply Makeup Quarter, there is still a shortfall (such shortfall the "Final Supply Shortfall"), determined by subtracting (x) the actual number of Equivalent Wafer that Silan actually supplies to Sipex in the Supply Makeup Quarter from (y) the number of Equivalent Wafer that Sipex ordered during such Supply Makeup Quarter; then Silan shall be in material breach of this Agreement, provided that, if such breach occurs during the Commitment Term, Sipex's sole and exclusive remedy and Silan's sole and exclusive liability for such breach shall be Silan's payment to Sipex of the Supply Shortfall Penalty calculated as set forth in Sections 2.5(c) through 2.5(e) below.

    Supply Shortfall Penalty. In accordance with Section 2.5(b), Silan will be required to pay to Sipex an amount (the "Supply Shortfall Penalty"), calculated as follows:

    (i) If the amount of wafers delivered by Silan in any commitment quarter is less than [+], if Sipex has ordered [+] or more wafers, the Supply Shortfall Penalty is equal to (x) the number of Equivalent Wafers in the Supply Shortfall multiplied by (y) the Wafer Price (adjusted in accordance with Sections 2.5 and 2.7(a)) for the difference between the delivered amount of wafers and [+] wafers and [+] of the Wafer Price (adjusted in accordance with Sections 2.5 and 2.7(a)) and between [+] wafers and the amount of wafers ordered by Sipex .

    (ii) If the amount of wafers delivered by Silan in any commitment quarter is greater [+], if Sipex has ordered [+] or more wafers, but less than the amount ordered by Sipex under the terms of this agreement then the Supply Shortfall Penalty is equal to the Final Supply Shortfall minus [+], multiplied by [+] of the Wafer Price (adjusted in accordance with Sections 2.5 and 2.7(a)).

    Sipex shall invoice Silan for the Supply Shortfall Penalty within thirty (30) days of the end of the Makeup Quarter and Sipex shall pay such invoice within forty-five (45) days of receipt thereof. The Supply Shortfall Penalty shall be net of any and all taxes.

    In calculating the Supply Shortfall Penalty, the yield used to adjust the Wafer Price in accordance with Section 2.7(a) shall be deemed to be the same average yield achieved for the Equivalent Wafer of Sipex Products supplied in the Supply Shortfall Quarter.

    By way of example:

      Example 1: In the Quarter 1 Sipex orders [+] Equivalent Wafers; Silan supplies only [+] Equivalent Wafers. Thus the shortfall is [+] Equivalent Wafers. In Quarter 2 (the Order Makeup Quarter), Sipex orders another [+] Equivalent Wafers and, Silan delivers all [+] Equivalent Wafers. Thus, there is no shortfall in Quarter 2, however [+] of these [+] Equivalent Wafers (i.e. [+] are attributed to the [+] Equivalent Wafer shortfall in Quarter 1. Thus, the Supply Shortfall Penalty (as set forth under Sections 2.5(c) through 2.5(e)) is [+] of the Wafer Price for [+] Equivalent Wafers (i.e., [+] of the Wafer Price for the balance of [+] Equivalent Wafers [+].

      ______________

      [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

      Example 2: In the Quarter 1 Sipex orders [+] Equivalent Wafers; Silan supplies [+] Equivalent Wafers. Thus the shortfall is [+] Equivalent Wafers. In Quarter 2 (the Order Makeup Quarter), Sipex orders another [+] Equivalent Wafers and, Silan delivers only [+] Equivalent Wafers. This second shortfall becomes the shortfall for Quarter 3 and Silan has failed to make up the shortfall for Quarter 1. Thus, the Supply Shortfall Penalty (as set forth under Sections 2.5(c) through 2.5(e)) is [+] of the Wafer Price for [+] Equivalent Wafers [+] of the Wafer Price [+] Equivalent Wafers [+].

      Example 3: In the Quarter 1 Sipex orders [+] Equivalent Wafers; Silan supplies [+] Equivalent Wafers. Thus this Quarter the shortfall is [+] Equivalent Wafers. In Quarter 2 (the Order Makeup Quarter), Sipex orders another [+] Equivalent Wafers and, Silan delivers only [+] Equivalent Wafers. Thus for this Quarter the shortfall is [+] Equivalent Wafers which become the shortfall for Quarter 3 and because the number of Equivalent Wafers delivered did not exceed [+] none of the Equivalent Wafers delivered in Quarter 2 are credited to the shortfall in Quarter 1. Thus, the Supply Shortfall Penalty (as set forth under Sections 2.5(c) through 2.5(e)) is [+] of the Wafer Price for [+] Equivalent Wafers [+] of the Wafer Price [+] Equivalent Wafers [+].

      Example 4: In the Quarter 1 Sipex orders [+] Equivalent Wafers; Silan supplies only [+] Equivalent Wafers. Thus the shortfall in Quarter 1 is [+] Equivalent Wafers. In Quarter 2 (the Order Makeup Quarter), Sipex orders another [+] Equivalent Wafers and, Silan delivers all [+] Equivalent Wafers. Thus, there is no shortfall in Quarter 2, Thus, the Supply Shortfall Penalty is [+] of the Wafer Price for the [+] Equivalent Wafers [+].

    Silan may notify Sipex within thirty (30) days of the end of each Quarter whether there has been a Supply Shortfall for such Quarter and whether, and to what extent, Silan can make up such Supply Shortfall in the following Quarter. If Silan provides such notice, unless Sipex notifies Silan within five (5) business days of receiving such notice from Silan to what extent it requires Silan to make up the Supply Shortfall in the Quarter in which the notice is received, Silan shall not be obligated to pay the Supply Shortfall Penalty to Sipex for the Supply Shortfall Quarter.

    Without limiting its rights under Article 7 and 9.2 of the Master Agreement or this Agreement, Silan shall have the option upon notice to Sipex to suspend in whole or in part its Supply Commitment under Section 2.3(b) if Silan would have the right to terminate this Agreement for a breach of this Agreement by Sipex. If Silan does not notify Sipex within thirty (30) days from the date it has the right to terminate or suspend this Agreement for breach by Sipex, that it wishes to suspend its Supply Commitment, Silan shall continue to be obligated under Section 2.3(b) to satisfy its Supply Commitment.

  2.6   Sipex Product Pricing .

  Subject to the terms of this Agreement (including this Section 2.6), the price to be paid by Sipex for Finished Sipex Products supplied hereunder shall be based on the Fixed Wafer Price for the relevant Sipex Product as set forth in Exhibit C-1 adjusted in accordance with Section 2.7. The Fixed Wafer Price includes the cost of Silan conducting a Wafer

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

  Level Probe on each wafer but excludes any Die Level Probe costs. Payment terms for the Sipex Products supplied hereunder shall be as set forth in Article 7. The Fixed Wafer Price also excludes the cost of backside grinding and backside metal for wafers. For avoidance of doubt, unless explicitly agreed to in writing by Sipex, no change to any Sipex Process, whether for the purposes of meeting Process Qualification or Product Qualification, shall increase the Fixed Wafer Price of any Sipex Products as set forth in Exhibit C-1.

  2.7   Adjustments to Fixed Wafer Price :

    Minimum Wafer Probe Yield. Each Fixed Wafer Price assumes a minimum Wafer Probe Yield ("Minimum Wafer Probe Yield") as set forth in Exhibit C-1. To the extent the Actual Wafer Probe Yields are less than the Minimum Wafer Probe Yields, the Fixed Wafer Price shall be reduced in direct proportion to the percentage difference between the Actual Wafer Probe Yield and the Minimum Wafer Probe Yield (the "Wafer Price"). Any wafer of Finished Sipex Product with a Wafer Probe Yield of less than twenty-five percent (25%) will be returned as scrap for a full refund. For purposes of this Section 2.7, "Wafer Probe Yield" means the number of electrically good die in each wafer of Finished Sipex Product following the final packaging and testing of dies by Sipex or its designee (which excludes bad die identified in Sipex Product testing under Sections 5.1 and 5.2, divided by the expected number of die for the Sipex Wafer set forth in Exhibit C-2. In the event Silan disputes Sipex's Wafer Probe Yield, Sipex shall make the rejected die available to Silan for testing by an independent testing consultant in Santa Clara County, California to verify the basis for any rejected die's failure.

    Initial Wafer Price Reduction. As partial consideration for Sipex entering into this Agreement with Silan, the Wafer Price for the first [+] Equivalent Wafers of Finished Sipex Product purchased by Sipex hereunder shall be reduced by an amount equal to [+] United States Dollars US$[+]) for each 5-inch wafer and (ii) [+] for each 6-inch wafer.

    Term of Wafer Pricing. The Fixed Wafer Price for each Sipex Product ordered by Sipex is set forth on Exhibit C-1 and shall be fixed for such Sipex Product for [+] years from the first commercial supply of such Sipex Product by Silan to Sipex hereunder (such period for each Sipex Product the "Initial Fixed Price Period"). At least ninety (90) days prior to the end of the Initial Fixed Price Period (and any Subsequent Fixed Price Period) for each Sipex Product, the Parties shall, subject to Section 2.7(d), commence good faith negotiations to set the Fixed Wafer Price for the relevant Sipex Product for a period of at least one year (each such subsequent period a "Subsequent Fixed Price Period") following the initial Fixed Price Period or any Subsequent Fixed Price Period, as the case may be. If the Parties are not able to agree on the Fixed Wafer Price for any Subsequent Fixed Price Period, then each Party shall have the right to terminate this Agreement and neither party shall have any further obligation to purchase or supply, as the case may be, hereunder.

    Maximum Wafer Price Adjustment. The Fixed Wafer Price for any Subsequent Fixed Price Period shall not change by more than [+] of the Fixed Wafer Price for the Initial Fixed Price Period or prior Subsequent Price Period, as the case may be.

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

    Additional Adjustments to Wafer Pricing. In setting a new Fixed Wafer Price, the Parties shall take into account among other things (i) reductions/increases in the cost of raw materials used, and (ii) reductions/increases in cost of operation of any process of manufacture used by Silan in manufacturing the Sipex Products.

    Taxes. The price (including the Fixed Wafer Price) payable by Sipex to Silan for Sipex Products does not include any applicable VAT, sales and other similar taxes required by any Governmental Authority in China ("Sales Taxes"). Sipex shall be responsible for the payment of all such Sales Taxes imposed on the purchase of Sipex Products from Silan hereunder.

  Product Qualification and Manufacturing Changes

  3.1   Product Qualification.

    Following its receipt of each Sipex Maskwork, Silan shall commence the manufacture of Product Qualification Wafers that meet the Specifications for the relevant Sipex Product set forth in Exhibit C- 2. It is anticipated that Silan shall manufacture twelve (12) individual conforming Product Qualification Wafers for each Sipex Product group.

    Upon completion of the manufacture of such Product Qualification Wafers Silan shall notify Sipex thereof and deliver to Sipex, Ex Works (Incoterms 2000), Silan's Facilities, the agreed number of conforming Product Qualification Wafers set forth in Exhibit C-3. Silan acknowledges that time is of the essence for delivery of conforming Product Qualification Wafers to Sipex prior to the applicable Product Qualification Date.

    Upon receipt of each shipment of Product Qualification Wafers, Sipex shall promptly conduct tests to verify whether such Product Qualification Wafers satisfy the Product Qualification requirements. Upon Sipex's request, Silan will provide Sipex with any test results and other materials necessary to the enable Sipex to conduct Product Qualification.

    If such Product Qualification Wafers achieve Product Qualification, Sipex shall notify Silan thereof and the relevant Sipex Product shall be deemed to be qualified and Silan shall commence the commercial manufacture and supply of such Sipex Product in accordance with the terms of this Agreement. Sipex will provide Silan with copies of all of its Product Qualification test data regardless of whether Product Qualification is achieved.

    Upon Sipex's confirmation of Product Qualification as set forth under Section 3.1(b) above, Sipex shall have the right but not the obligation to purchase any remaining Product Qualification Wafers for Sipex Products for fifty percent (50%) of the applicable Wafer Price.

    If Silan has not delivered conforming Product Qualification Wafers for each of the Sipex Products by the Product Qualification Date in Exhibit C-3, either Party shall have the option to terminate this Agreement and if this Agreement is terminated under this Section 3.1(f) neither Party admits any liability.

    If the Product Qualification Wafers for a Sipex Product fail to meet the Product Qualification tests, the Parties shall work together in good faith to determine the cause of the failure; and the Parties shall, through good faith negotiations, agree upon whether (i) to have Silan modify the

    Process, or (ii) to modify or have modified the design for the Sipex Product (and accordingly have new Maskworks made), in order to remedy the failure.

    The procedures set forth in Sections 3.1(a), 3.1(b), 3.1(b) and 3.1(f) shall be repeated as necessary until the relevant Sipex Product meets the Product Qualification Specifications.

  3.2   Product Qualification Costs .

    Except as expressly set forth in this Agreement, Sipex shall be responsible for and shall pay all Product Qualification Costs for each of the Sipex Products. The foregoing shall not apply to Product Qualification Wafers for Sipex Product used to achieve Process Qualification under the Process Technology Transfer and License Agreement, the cost for which shall be as set forth in the Process Technology Transfer and License Agreement.

    The Parties shall, through good faith negotiations, agree upon the sharing of all reasonable Product Qualification Costs to re-qualify any Sipex Product as a result of any manufacturing change made by Silan in accordance with Section 3.3 below.

    In the event any Sipex Product does not achieve Product Qualification after Silan has delivered three (3) separate sets of Product Qualification Wafers for Qualification by Sipex, other than as a result of a breach by Sipex, Silan shall continue bear all wafer costs for any subsequent Qualification Wafers and Sipex shall continue to be responsible for and shall pay for any other subsequent Product Qualification Costs for such Sipex Product.

    If Product Qualification requires the redesign of a Sipex Product in accordance with Section 3.1(f), the Parties shall, as part of Sipex's approval of the redesign of any Sipex Product, discuss in good faith the equitable sharing the out of pocket costs and expenses incurred by the Parties in doing such redesign, including the costs of any new Maskworks, the testing, packaging and manufacturing of wafers, and Qualification costs for such re-design.

  3.3   Manufacturing Changes .

    Once Product Qualification is successfully completed with respect to a Sipex Product, Silan shall not make any changes to the manufacturing process that do or could reasonably be expect to affect product quality, price, performance or yield for that Sipex Product (such change, a "Major Process Change") without Sipex's prior written consent. If Silan wishes to make a Major Process Change it shall inform Sipex in writing at least ninety (90) days in advance of the proposed change setting forth the nature of the change and Silan's reasons for wanting to make such change and any anticipated changes to the manufacturing costs or price of a Sipex Product resulting from such Major Process Change. Sipex shall respond it writing to Silan within five (5) Business Days of receiving such notice whether (i) Sipex approves such change, (ii) Sipex will not consent to such change being made, or (iii) Sipex requires additional information from Silan in order to approve or disapprove such change. If Sipex does not respond in five (5) Business Days in accordance with the foregoing, the Major Process Change as described in the Silan notice shall be deemed approved. If Sipex does respond within five (5) Business Days in accordance with the foregoing, Silan shall not make any Major Process Change unless it is approved by Sipex in writing. To the extent any manufacturing changes are made or allowed happen and Sipex approves any such changes, the Parties shall discuss in good faith an equitable solution to remedy any adverse effects that result from or arise out of the change, including adverse effects to the Sipex Product, its yield, reliability or conformance to the Specification and the Parties also discuss in good faith an equitable sharing of all costs, including for re-qualifying the relevant Sipex Product where necessary, associated therewith. Notwithstanding the foregoing, Sipex shall not be responsible for any manufacturing cost increase or increase to the prices of the Sipex Products resulting from such change unless Sipex has approved such increases.

    Except as set forth in Section 4.2(c) of the PTTLA, in no event shall Silan be required to indemnify and hold Sipex harmless under Article 6 of the Master Agreement for any Action or Liability for infringement of a third party's Intellectual Property Rights arising out of Sipex's sale or offer for sale of any Sipex Products not manufactured by Silan to the extent such Action or Liability is based on any Silan Process Technology Improvements and Sipex shall be solely liable for any such Action and Liability.

  Forecasts, Purchase Orders and Production Holds

  4.1   Rolling Forecasts .

  On the fifteenth (15th) day of each month (or on the last preceding Business Day prior to the fifteenth (15th) day if the fifteenth (15th) day is on a weekend or holiday) following the first Product Qualification, Sipex shall provide Silan with a non-binding, six (6) month rolling forecast (the "Forecast") of the monthly quantity of wafer starts and Wafer Outs, by Sipex Product (that have achieved Product Qualification), anticipated to be ordered by Sipex from Silan. The quantities set forth in each Forecast shall conform to the Supply Commitments under Section 2.3. Forecasts are for planning purposes only and Sipex shall only be liable with respect to those Sipex Products for which Sipex has submitted a Purchase Order therefor. For purposes of this Agreement, the term "Wafers Out" means the number of Finished Sipex Products.

  4.2   Ordering Requirements and Forecast .

    On a schedule mutually agreed between the Parties, Sipex shall issue to Silan a monthly Sipex Start Plan (the "Sipex Start Plan"). The Sipex Start Plan shall specify device types, and quantities in terms of wafer starts for Sipex Products the production of which is to commence for each of the days covered by the Sipex Start Plan (each a "Fixed Day") and whether the wafer starts shall be for 5-inch wafers or 6-inch wafers. Sipex shall issue each Sipex Start Plan (or any changes thereto) at least 24 hours in advance of the first date (China time) covered by such Sipex Start Plan. The Sipex Start Plan will be issued electronically. The Sipex Start Plan may be changed or updated by Sipex no more frequently than weekly on schedule mutually agreed between the Parties. Sipex shall use commercially reasonable efforts to balance wafer starts specified in each Sipex Start Plan such that wafer starts are allocated substantially uniformly during each month (for example wafer starts for any week are not more than 25% of Supply Commitment (for a week) or less than 25% of the Order Commitment (for a week)).

    Silan shall commence production of such device types in such quantities as specified for each such Fixed Day. The remaining days of each Sipex Start Plan shall be for informational purposes only and shall not be deemed fixed to any extent.

    Once per year Silan may shut down the Silan Facility for maintenance. Silan will provide Sipex with forty five (45) days advanced written notice of such shut down. The Parties will use reasonable commercial efforts to reschedule the manufacture of Sipex Products scheduled to be manufactured in such shut down period. Silan's Supply Commitment for the Quarter in which the maintenance occurs shall be reduced by the fraction equal to twelve divided by thirteen (12/13) to reflect the one week of production loss during maintenance.

  4.3   Purchase Order Process .

  Three Weeks prior to the start of each Quarterly period, Sipex shall deliver to Silan a written, blanket purchase order for the Sipex Products expected to be started in that Quarter (each, a "Purchase Order"). Each Purchase Order shall set forth Sipex's anticipated wafer starts for each month during the Quarter and shall specify whether the anticipated wafer starts shall be for 5-inch wafers or 6-inch wafers. The monthly wafer starts specified in each Purchase Order shall be non-binding, provided that Sipex shall use commercially reasonable efforts to balance wafer starts specified in each Purchase Order and corresponding Sipex Start Plan in accordance with Section 4.2(a). In the event Silan reasonably believes that Sipex Start Plans are not balancing wafer starts during such months, the Parties agree to discuss in good faith changes to the Sipex Start Plan to balance wafer starts. Any terms and conditions expressed in any Purchase Order or acknowledgment, other than the relevant Sipex Product ordered, the quantities of Wafers Out, and the scheduled shipment date, shall have no force and effect between the Parties. Silan shall notify Sipex of its acceptance or, if Silan receives any Purchase Order that does not conform to the Ordering Requirements (as defined below), its rejection of each such Purchase Order thereof within two (2) Business Days of its receipt thereof. In the event Silan does not notify Sipex of its acceptance or rejection within such period, such Purchase Order shall be deemed accepted by Silan. Any rejection of any Purchase Order by Silan shall be accompanied by an explanation setting forth in reasonable detail, the basis for Silan's rejection thereof; provided that Silan may not reject a Purchase Order that conforms to Sipex's Forecast, the Supply Commitment and other ordering requirements as set forth under this Agreement ("Ordering Requirements"). Silan acknowledges that time is of the essence with respect to Silan's delivery of Finished Sipex Products in accordance with accepted Purchase Orders. Any Purchase Order accepted by Silan may not be cancelled or terminated, provided that Sipex shall be free to cancel any wafer starts set forth in any Sipex Start Plan in the event Silan is in uncured material breach of this Agreement or any of the other Transaction Agreements. Any Sipex Products cancelled under this Section 4.3 by Sipex, other than for an uncured material breach of this Agreement by Silan, shall count towards Silan's Supply Commitment.

  4.4   Shipping Instructions .

  On the day of each week as determined by the Program Coordinators, Sipex shall provide Silan a written report identifying wafer shipments (including shipment destinations) that need to be made in the current Week starting on that Monday (the "Shipping Instruction Report").

  4.5   Revisions .

  The Parties may agree in writing from time to time to revise the periods covered by the rolling forecasts, the forecasting and ordering process, the forecast and ordering data, and/or the technology by which the forecasts and orders are communicated to take advantage of more efficient and effective means of transacting business.

  4.6   Production Holds .

  At Sipex's request, Silan shall hold production on ten (10) Lots with respect to which production has started without charging Sipex an extra fee for that service for the first sixty (60) days of such hold. If Sipex desires Silan to hold production on Lots in excess of ten (10) Lots, Sipex shall pay Silan twenty percent (20%) of any such Lot's Fixed Wafer Price as reimbursement of Silan's costs and expenses of any such hold. If any hold on a Lot exceeds sixty

  (60) days, Sipex, at its option, will either (i) terminate production of the Lot (which Lot shall not count against Sipex's Order Commitment Section 2.3 but will count towards Silan's Supply Commitment under Section 2.3), or (ii) release the Lot for completion of processing. In the event that production of a Lot which is on hold is terminated, the number of such terminated production wafers shall count toward Silan's Supply Commitment and Sipex shall pay Silan, as Silan's exclusive remedy and Sipex's sole Liability, an amount (the "Wafer Termination Amount") equal to:

  (A) ((Fixed Wafer Price minus Wafer Substrate Cost) multiplied by Percentage Completion) plus (B) Wafer Substrate Cost.

  where:

    "Fixed Wafer Price" means the Fixed Wafer Price that would have been applicable in accordance with Article 3 had such wafer been purchased by Sipex;

    "Percentage Completion" is the percentage of processing completed, determined based on the ratio of the sum of number of Process Steps actually completed to the total number of Process Steps required to produce the Sipex Product in finished, fully tested form;

    "Process Steps" for each Sipex Product, the required number of process steps shall be deemed the sum of the following steps: (i) the Epi layer and (ii) the number of Maskworks layers for the relevant Sipex Product. For the purposes of the foregoing, process steps do not include (i) backside grinding or (ii) backside metal.

    "Wafer Substrate Cost" means the costs incurred, as reflected in an invoice, by Silan to acquire the wafer for the Sipex Product in unfinished form.

  4.7   Six Inch Wafers .

  Silan shall notify Sipex when it is capable of manufacturing six-inch wafers. Until such time, all Sipex Products supplied hereunder shall be in the form of five-inch wafers.

  Testing

  5.1   Pre-Shipment .

  Prior to any shipment of Sipex Products to Sipex or Sipex's designee (such as a third-party packaging house), Silan shall perform a Wafer Level Probe test on each wafer of Sipex Product and ensure each Sipex Product conforms to the Acceptance Criteria set forth on Exhibit C-4 or as otherwise agreed upon between the Parties.

  5.2   Following Packaging .

  Following the packaging of the Sipex Products, Sipex or its designee (such as a third-party packaging house) will perform further testing on the packaged Sipex Products for conformance with the Acceptance Criteria. Any packaged die that do not meet the Acceptance Criteria will be considered "bad die," unless the cause of the "bad die" is attributable solely to a cause other than Silan's manufacturing and processing, if the cause of the "bad die" is not solely attributable to Silan's manufacturing and processing, then Silan shall not be responsible for such "bad die."

  5.3   Failure to Meet Acceptance Criteria .

  Unless otherwise permitted by Sipex, Silan shall not ship to Sipex, and Sipex shall have no obligation to purchase or pay for, any Sipex Products that do not meet the Acceptance Criteria. Sipex Products that do not meet the Acceptance Criteria shall not count against Silan's Supply Commitment under Section 2.3.

  Shipping, Packaging and Return Procedure

  6.1   Shipments .

  Shipments shall be made by Silan from the Silan Facility (the "Shipping Point"), in accordance with the routing and "ship to" instructions in Sipex's Shipping Instructions Report and Section 6.3. All risk of loss or damage shall pass from Silan to Sipex upon the delivery of the Sipex Products to the Shipping Point. Title shall pass from Silan to Sipex only upon the delivery of the Sipex Products to the destination (the "Destination Point") specified in the Sipex's Shipping Instructions Report. Silan shall pay all out of pocket costs and expenses incurred in following Sipex's Shipping Instructions from Shipping Point to the Port of Destination but shall be reimbursed in full by Sipex to Silan for all such costs and expenses including but not limited to shipping, handling, export charges, taxes, duties, labor costs and similar amounts, and insurance costs or the shipment of the Sipex Products to the Port of Destination.  In the event that the Sipex Products are damaged or lost in shipment and such damage or loss is not due to Silan's failure to properly pack and ship such products in accordance with the Sipex's Shipping Instructions Report, (i) Sipex remedy shall be to make a claim against the insurer of such products for such damage and not against Silan (ii) for the purposes of Silan Supply Commitment such products shall be deemed to have been shipped by Silan.  The Parties shall cooperate in obtaining the necessary export and import clearances for each shipment For avoidance of doubt, in no event shall Silan be deemed in breach of this Agreement for Silan's failure or delay in shipping Sipex Products which breach is solely related to Silan following Sipex's routing and "ship to" instructions in Sipex's Shipping Instructions Report. Silan or the person appointed by Silan (such as freight forwarder) will deliver Sipex Product to the Port of destination designated by Sipex. However Sipex will be responsible for the import clearance and unloading of Sipex Products at the Port of destination.  Silan has the right to perform the above tasks or hire a third party to perform such task on its behalf.

  6.2   Delivery .

    Silan shall ship Sipex Products on the dates specified in the Sipex Start Plan (the "Scheduled Shipment Date") to the extent that such date is no sooner than four business days after the date that would be possible to do so if Silan complies with the Cycle Time requirement hereunder following the start date specified in the Sipex Start Plan. Unless otherwise specified by Sipex, all Scheduled Shipment Dates shall be no later than sixty (60) days after the date of completed manufacturing of the relevant Sipex Products. In no event shall Silan ship Sipex Products sooner than three (3) days in advance of the Scheduled Shipment Date, unless requested in writing by Sipex or if such Sipex Products are designated as a Hot Lot by Sipex after specifying the Scheduled Shipment Date. Except for those Sipex Products which are subject to delays caused by holds, as described in Sections 4.6, in the event that any Sipex Products are not shipped in accordance with Scheduled Shipment Dates, Silan agrees to ship via air freight (or as directed by Sipex) and to pay for all extra costs. Silan shall be deemed to have met its delivery obligations for Finished Sipex Products to the extent any shipment is plus or minus ten percent (+/-10%) of line item quantity of the relevant Finished Sipex Product per Purchase Order that are due for delivery at that time.

    If the ship date for Sipex Products is delayed, upon Sipex's request, by more than sixty (60) days from the date the Sipex Products are ready to be shipped by Silan (provided that such date is not prior to the date Silan is required to complete the manufacture of such Sipex Products in order to fulfill the relevant Sipex Start Plan), then, at the end of such sixty (60) day period, Silan may issue an invoice for such Products and Sipex shall pay such invoice within forty five (45) Business Days of Sipex's receipt of such invoice regardless of whether the Sipex Products have been shipped on Sipex's request during such period.

    In addition to the Sipex packing and shipping instructions, the Sipex Products shall be packaged in accordance with applicable Sipex requirements and Chinese laws to ensure safe arrival at Sipex's designated delivery point. Sipex shall provide Silan with a copy of Sipex's packaging and shipment requirements.

  6.3   Packing and Shipping Instructions .

    Absent any Sipex instructions with respect thereto, Silan will properly pack and mark shipments in accordance with any applicable carrier and legal regulations. Sipex will assist Silan by providing freight classifications or classifying material. Silan shall consolidate the air and surface shipments on single bills of lading insofar as possible so as to avoid premium freight costs unless instructed otherwise by Sipex.

    Each box, crate or carton will show Sipex's full street address and Sipex Start Plans Lot number regardless of how shipped. On air carrier shipments, a packing list shall accompany each container and shall describe the contents of such container. On all other shipments, Silan will provide a packing list to accompany each shipment, referencing the appropriate Sipex Start Plans Lot number and Purchase Order number. The bill of lading also will reference the Sipex Start Plan Lot number and Purchase Order number.

    Silan is responsible for packing shipments correctly based on the carrier/mode utilized. Charges for packing and crating shall be deemed part of the Price and no additional charges will be made therefor unless specifically requested by Sipex on the Sipex Start Plans. Silan agrees to ship via the carrier specified by Sipex.

  6.4   Sipex Incoming Testing, Inspection and Acceptance .

    Sipex may perform incoming inspection and tests on each shipment of Sipex Products following its receipt thereof. If any delivery of Sipex Products by Silan does not conform in any material respect to Sipex's order for such Sipex Products or is found not to conform with applicable Specifications furnished by Sipex or would not conform to the product warranty set forth in Section 9.1, Sipex shall have the right to return such Sipex Products to Silan for, in Sipex's discretion, rework or replacement. In addition, Sipex has the right to recommend corrective action to address variances from Specifications. Such return shipments shall be made by Sipex, EX Works (Incoterms 2000), Sipex's facilities.

    Sipex shall notify Silan within five (5) Business Days of its receipt of any shipment whether Sipex intends to reject such shipment on the grounds that the Sipex Products are visibly shipping damaged or that the quantity in such shipment does not conform to the relevant Purchase Order, Start Plan or invoice, as applicable.

    Except is provided in Section 6.4(b), any Sipex Product not rejected by Sipex within forty five (45) plus five (5) Business Days after receipt by Sipex thereof shall be deemed accepted.

    Nothing in this Section 6.4, including any acceptance or rejection of a shipment, shall limit Sipex's rights under Article 9 below.

    To the extent reasonably practicable, replacement of rejected Sipex Products by Silan shall be made on an expedited, "courier", basis, to the extent practicable, not to exceed one and one half (1.5) days per mask level, from the date of return, at no additional expense to Sipex.

  Payment

  7.1   Sipex Product Payment .

  On the day Silan makes shipment, Silan shall send to Sipex a shipping notice containing the number of Sipex Products shipped, estimated amount payable, Lot number, and Purchase Order number. Silan shall also provide, at the end of each month, a monthly invoice and reconciliation statement showing all shipments made during the month on a Weekly basis and any special or incidental fees incurred that Week as authorized by this Agreement (e.g., Hot Lot fees). Subject to the terms and conditions of this Agreement, Sipex's payment shall be net forty five (45) days after the relevant Finished Sipex Products are packaged and ready for shipment from the Ex Works Point by Silan in accordance with Section 6.2(a). Subject to the terms and conditions of this Agreement, Sipex shall pay Silan the Fixed Wafer Price.

  Specifications, Cycle Time and Quality Assurance

  8.1   Specifications .

  Sipex shall furnish to Silan from time to time, as required, quality and reliability Specifications applicable to Sipex Products. Among other things, those Specifications will specify the quality standards used by Sipex for Sipex Products.

  8.2   Change to Specifications .

  Sipex has the right to propose to modify, change or alter the Specifications from time-to-time, at its sole discretion and upon reasonable written notice to Silan. Such changes shall not be implemented by Silan unless Silan consents to such changes. Silan shall either accept or reject a proposed change within thirty (30) days of receiving notice of such proposed change. Silan's failure to respond to such proposed change within such period shall be deemed its approval of such change. If the Parties cannot reasonably agree on the proposed changes to the Specifications, Silan shall continue to manufacture Sipex Products in accordance with the existing Specifications. Silan shall not unreasonably withhold its consents to changes to the Specifications proposed by Sipex. In implementing agreed upon such changes, the Parties shall, through good faith negotiations, agree upon any changes to the delivery schedule of the Sipex Products subject to such Specification changes and Sipex's and Silan's respective responsibilities, in accordance with Section 8.3 for the costs incurred by Silan in connection with such changes.

  8.3   Specification Change Costs .

    In the event Sipex changes the Specifications pursuant to Section 8.1, then:

      The Parties shall, through good faith negotiations, agree upon all costs associated with the change to the extent that they relate to such improvements and result in savings to Silan; or

      If the change results in an increase in the cost of raw materials used and/or of the operation of any process of manufacture used by Silan in manufacturing Sipex Products, the Parties shall commence good faith negotiations to set a new Fixed Wafer Price for the relevant Sipex Product. If the Parties are not able to agree, after using good faith efforts to do so, Silan will continue to manufacture the relevant Sipex Product without the implementation of the change.

    Sipex shall give Silan reasonable notice prior to exercising its option to change Specifications, and Sipex and Silan shall exercise reasonable efforts to resolve any hardships which Silan would suffer from such change in the Specifications if Silan consents to such changes. For purposes of this Section 8.3, "costs" shall include, but not be limited to, costs relating to wafers, assembly, testing, Sipex Product Qualification costs, engineering for failure analysis, incremental equipment to run qualification Lots, and the like.

    For any wafers that have been manufactured in whole or in part that are required to be scrapped due to any change to Specifications, Sipex shall pay Silan the Wafer Termination Amount, calculated as set forth in Section 4.6.

  8.4   Cycle Time .

  Silan agrees to process Sipex Products in accordance with the Cycle Times.

  8.5   Expedited Production .

    On production Lots specified by Sipex, Silan shall expedite Cycle Time to be no longer than the Expedited Cycle Time (as defined below) or such other cycle time as may be agreed (such expedited Lots herein referred to as "Hot Lots"); provided, however, that unless otherwise agreed, Silan shall not be obligated to so expedite production, on more than:

      Six (6) Hot Lots per month at no additional charge; and

      a total of eight (8) Hot Lots per month.

    Except as provided in Section 8.5(a)(i), the price of a Hot Lot wafer shall be [+] times the Wafer Price otherwise payable for such wafer minus any price adjustments set forth in Sections 2.5 and 2.7(a).

    Any Lots required to be expedited pursuant to Sections 6.4 or 9.2 below shall not count against the limits described in Sections 8.5(a)(i) and (ii) above.

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

    The Expedited Cycle Time for one (1) year following the date on which a Sipex Product is manufactured shall be [+] days per mask level. After such first year period, Silan shall use reasonable commercial effort to reduce the cycle time below one and one-half (1.5) days per mask level.

  8.6   Security and Destruction of Scrap .

  Silan shall not assign, consign, deliver, transfer or otherwise provide Sipex Products, and shall undertake security measures (including but not limited to scrap and non-conforming Sipex Product destruction) sufficient to prevent Sipex Products (including all defective Sipex Products which do not meet Specifications) from being sold, assigned, consigned, delivered, transferred or otherwise provided, to any third party without the express written consent of Sipex. Unless otherwise specified in writing by Sipex, (a) all defective Sipex Products which cannot be repaired economically shall be scrapped and destroyed and (b) such defective Sipex Products shall not be transferred to any third party. Sipex shall have the right, from time-to-time, to review (i) Silan's security and scrap destruction procedures, and (ii) Silan's compliance with such procedures.

  Warranties

  9.1   Product Warranty .

  Silan warrants to Sipex that the Sipex Products as delivered to Sipex hereunder will conform to the relevant Specifications and shall be free from any defects in material or manufacture for a period of two (2) years from the date of acceptance under Section 6.4 (hereinafter, the "Warranty Period"). Silan shall be not be responsible for failure of a Sipex Product to meet the foregoing warranty due to a defect in the Sipex Process Technology as originally Qualified under the Process Technology Transfer and License Agreement or as modified by mutual written agreement of the Parties.

  9.2   Product Warranty Remedy .

  If, within the Warranty Period, any Sipex Products do not conform to the warranty set forth in Section 9.1, Sipex shall notify Silan promptly in writing of such breach, and Silan shall promptly, at Sipex's option, either (i) if Silan still has the capability to manufacture such Sipex Products, repair or replace such Sipex Products (including reasonable packaging and testing such Sipex Product if such defective Sipex Product has been packaged and tested) at no cost to Sipex or Sipex's customers, or (ii) refund to Sipex's the original amount paid by Sipex to Silan for such Sipex Products, all reasonable packaging and testing costs incurred by Sipex for such defective Sipex Product, and all reasonable shipping and handling costs incurred with respect to any return of such defective Sipex Products to Silan and the reasonable shipping and handling of the replacement Sipex Products to Sipex. Such return shipment shall be made as set forth in Section 6.4(a).

  Intellectual Property

  Subject to the rights and licensed licenses granted under the Product License Agreement, nothing in this Agreement shall be considered an assignment, or license, by one Party to another of any Intellectual Property Rights owned or controlled by a Party prior to the Effective Date, or

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

  developed or acquired by that Party following the Effective Date, regardless of whether such Intellectual Property Rights were created or acquired in connection with this Agreement.

  Sipex Product IP Indemnification

  11.1   Sipex Product Design IP Claim .

  In the event any Sipex Product Design IP Claim is brought solely against Sipex or Silan, or jointly against Silan and Sipex as co-defendants, arising out of the sale of any Sipex Product by Sipex, Sipex shall conduct the defense of and shall be fully liable for such Sipex Product Design Claim and, in the event the Sipex Product Design IP Claim is brought solely against Silan or against Silan as a co-defendant, Sipex shall indemnify Silan in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Silan as a result of such Sipex Product Design IP Claim. Silan shall have no obligation to indemnify Sipex in connection with any Sipex Product Design IP Claim.

  11.2   Sipex Product Process IP Claim .

    Sipex as Sole Defendant. In the event any Sipex Product Process IP Claim is brought solely against Sipex arising out of the sale of any Sipex Product by Sipex and such Sipex Product Process IP Claim is based on a Sipex Process as (i) originally Qualified under the Process Technology Transfer and License Agreement; or (ii) modified by mutual written agreement of the Parties (together "Sipex Product Original Process"), Sipex shall conduct the defense of and shall be fully liable for such Sipex Product Process IP Claim and Silan shall have no obligation to indemnify Sipex in connection with any Sipex Product Process IP Claim, provided that, if such Sipex Product Process IP Claim is based on any process of manufacture other than a Sipex Product Original Process ("Sipex Product Modified Process"), Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement for any Liabilities incurred by Sipex as a result of such Sipex Product Process IP Claim, unless Silan can demonstrate, through a successful arbitral decision awarded pursuant to Section 8.2 of the Master Agreement, that the Sipex Product Process IP Claim would have succeeded with respect to the relevant Sipex Product Original Process on which the Sipex Product Modified Process is based, even without Silan's modifications or changes, in which case, the Parties' obligations with respect to such Sipex Product Process IP Claim shall be as if such Sipex Product Process IP Claim was based on an Sipex Product Original Process.

    Silan as Sole Defendant. In the event any Sipex Product Process IP Claim is brought solely against Silan arising out of the sale of any Sipex Product by Sipex and such Sipex Product Process IP Claim is based on a Sipex Product Original Process, Silan shall conduct the defense of such Sipex Product Process IP Claim and Sipex shall indemnify Silan in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Silan as a result of such Sipex Product Process IP Claim; provided that, if such Sipex Product Process IP Claim is based on any Sipex Product Modified Process, Silan shall be fully liable for such Sipex Product Process IP Claim and Sipex shall have no obligation to indemnify Silan in connection with such Sipex Product Process IP Claim, unless Silan can demonstrate, through a successful arbitral decision awarded pursuant to Section 8.2 of the Master Agreement, that the Sipex Product Process IP Claim would have succeeded with respect to the relevant Sipex Product Original Process on which the Sipex Product Modified Process is based, even without Silan's modifications or changes, in which case, the Parties' obligations with respect to such Sipex Product Process IP Claim shall be as if such Sipex Product Process IP Claim was based on a Sipex Product Original Process.

    Sipex and Silan as Co-Defendants.

      Inside China. In the event any Sipex Product Process IP Claim is brought in China against both Silan and Sipex as co-defendants arising out of the sale of any Sipex Product by Sipex and such Sipex Product Process IP Claim is based on a Sipex Product Original Process, Sipex shall conduct the defense of such Sipex Product Process IP Claim and shall be fully liable for such Sipex Product Process IP Claim and shall indemnify Silan in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Silan as a result of such Sipex Product Process IP Claim and Silan shall have no obligation to indemnify Sipex in connection with such Sipex Product Process IP Claim; provided that, if such Sipex Product Process IP Claim is based on any Sipex Product Modified Process, Silan shall be fully liable for such Sipex Product Process IP Claim and shall indemnify Sipex in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Sipex in connection with such Sipex Product Process IP Claim and Sipex shall have no obligation to indemnify Silan in connection with such Sipex Product Process IP Claim, unless Silan can demonstrate, through a successful arbitral decision awarded pursuant to Section 8.2 of the Master Agreement, that the Sipex Product Process IP Claim would have succeeded with respect to the relevant Sipex Product Original Process on which the Sipex Product Modified Process is based, even without Silan's modifications or changes, in which case, the Parties' obligations with respect to such Sipex Product Process IP Claim shall be as if such Sipex Product Process IP Claim was based on a Sipex Product Original Process.

      Outside China. In the event any Sipex Product Process IP Claim is brought outside of China against both Silan and Sipex as co-defendants arising out of the sale of any Sipex Product by Sipex and such Sipex Product Process IP Claim is based on a Sipex Product Original Process, Sipex shall conduct the defense of such Sipex Product Process IP Claim and shall be fully liable for such Sipex Product Process IP Claim and shall indemnify Silan in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Silan as a result of such Sipex Product Process IP Claim and Silan shall have no obligation to indemnify Sipex in connection with such Sipex Product Process IP Claim; provided that, if such Sipex Product Process IP Claim is based on any Sipex Product Modified Process, Silan shall be fully liable for such Sipex Product Process IP Claim and shall indemnify Sipex in accordance with Article 6 of the Master Agreement against any Liabilities incurred by Sipex in connection with such Sipex Product Process IP Claim and Sipex shall have no obligation to indemnify Silan in connection with such Sipex Product Process IP Claim, unless Silan can demonstrate, through a successful arbitral decision awarded pursuant to Section 8.2 of the Master Agreement, that the Sipex Product Process IP Claim would have succeeded with respect to the relevant Sipex Product Original Process on which the Sipex Product Modified Process is based, even without Silan's modifications or changes, in which case, the Parties' obligations with respect to such Sipex Product Process IP Claim shall be as if such Sipex Product Process IP Claim was based on a Sipex Product Original Process.

  11.3   SOLE REMEDY

  . SECTION 11.1 ABOVE STATES EACH PARTY'S SOLE AND EXCLUSIVE OBLIGATION AND EACH PARTY'S SOLE AND EXCLUSIVE REMEDY FOR ANY SIPEX PRODUCT IP PROCESS CLAIM OR ANY SIPEX PRODUCT DESIGN IP CLAIM

  11.4   Requirement to Manufacture Sipex Product .

  Provided Silan is not in breach of any of the Transaction Agreements, in the event any Sipex Product Design IP Claim based on any Original Design or any Sipex Product Process IP Claim based on any Sipex Product Original Process gives rise to an injunction against Silan practice of any Sipex Process at the Silan Facility or use of any Sipex Maskworks or other design required for the manufacture and supply of Sipex Products ordered by Sipex under this Agreement ("Injunction"), such Injunction shall be deemed an event of force majeure under Section 9.2 of the Master Agreement and Silan shall not be deemed in breach of this Agreement for failure to manufacture and supply the Sipex Product(s) which require the practice of the Sipex Process(es) subject to the Injunction. If any Sipex Product Design IP Claim based on any Original Design or any Sipex Product Process IP Claim based on any Sipex Product Original Process results in the termination of the manufacture of any partially completed wafers of Sipex Product and/or sale of any completed wafers of Sipex Product, Sipex's liability for such wafers shall be the Wafer Termination Amount calculated under Section 4.6 above.

  11.5   Other Liability .

  If Sipex incurs any Liability to any third party as a result of Sipex's sale of any Sipex Product caused by Silan's manufacture of the Sipex Product, Silan shall indemnify Sipex against such Liability in accordance with Article 6 of the Master Agreement. Except as otherwise provided for in this Article 11 and any other Transaction Agreement, Sipex shall be solely responsible for any Liability arising out of Sipex's sale of Sipex Products to any third party to the extent such Liability is based on the Sipex Process Technology (as originally Qualified under the Process Technology Transfer and License Agreement or as modified by mutual written agreement of the Parties) used by Silan to manufacture Sipex Products.

  11.6   Exclusions .

  Except as provided in this Article 11, Sipex shall have no obligation to indemnify Silan under Section 11.1 above for any changes in design that have not been approved in writing by Sipex.

  Silan Purchase of Sipex Products

  Prior to shipment of the Production Equipment from the Sipex Facility as contemplated under the Production Equipment Sale Agreement, Silan may submit Purchase Orders to Sipex for the Sipex Products contemplated to be manufactured by Silan under this Agreement. To the extent reasonably practicable, Sipex shall use commercially reasonable efforts to accept and fulfill such orders. All such purchases of Sipex Products shall be subject to Sipex's standard terms and conditions of sale. The price payable by Silan to Sipex for all such Sipex Products purchased by Silan hereunder shall be as set forth in Exhibit C-5 hereto plus any shipping and handling costs, taxes or duties paid or payable by Sipex.

  Facility Upgrade, Inspection and Monitoring Rights and Technical Support

  13.1   Upgrade of Silan Facility .

  Following completion of the transfer of the Production Equipment under the Production Equipment Sale Agreement, Silan shall, as soon as reasonably practicable, commence an upgrade at the Facility in order to commence supply of six (6) inch wafers of Finished Sipex Products. The details of such upgrade, including the timetable for its completion shall be as mutually agreed to between the Parties following successful transfer of the Production Equipment.

  13.2   Sipex Resident Inspector .

  During the Term, Sipex shall have the right to maintain at the Silan Facility, at Sipex's sole discretion, one or more resident representatives, as reasonably approved by Silan, for the purpose of monitoring compliance with this Agreement, the Specifications, and Sipex safety and environmental standards for the protection of Sipex personnel, and protecting Sipex's intellectual property, including but not limited to any Sipex Maskworks, information, data or Technology. Silan shall ensure that all such personnel of Sipex are provided with all reasonable office space, local telephone and internet connections, copier, facsimile and secretarial support at no charge to Sipex.

  13.3   Visits and Secrecy Agreement .

  Each and every personnel of Sipex who shall be given access to the Silan Facility pursuant to this Agreement shall execute an agreement, which shall include reasonable terms governing the protection of Silan confidential information, as a condition precedent to admission or access to such Silan Facility or receipt of technical information of Silan pursuant to this Agreement. All such personnel shall fully abide by all Silan Facility rules and regulations.

  13.4   Silan Corrective Actions .

  During the Term, Silan agrees to use reasonable efforts to make corrective actions as may be reasonably recommended by Sipex as soon as practicable, after written notification of the problem; provided, however, that Sipex shall use reasonable efforts to assist Silan in taking such action recommended by Sipex or in solving problems.

  13.5   Implementation of Technical Information .

    Unless otherwise instructed by Sipex, and except as provided in Section 13.4 above, Silan shall, in accordance with this Agreement, implement all information, data and instructions provided hereunder as well as any manufacturing improvements (including Sipex Product performance improvements) as and when such information, data and instructions are furnished by Sipex to Silan.

    Silan shall establish failure analysis capability reasonably satisfactory to Sipex in connection with Product Qualification and maintain such capability throughout the term of this Agreement.

  13.6   Sipex Technical Support .

  Sipex shall provide Silan with prompt technical support during the Term.

  Term and Termination

  14.1   Term .

    The term of this Agreement shall commence on the Effective Date and shall continue for a period of five (5) years, unless earlier terminated or renewed in accordance with Article 7 of the Master Agreement. Unless this Agreement is terminated in accordance with Article 7 of the Master Agreement, for a breach by Silan, the following provisions of this Agreement shall survive the termination of the Term of this Agreement: Article: 7; Sections 2.3(a). The following provisions shall survive the termination or expiration of the Term of this Agreement for any reason: Articles: 1, 5, 6, 8, 9, 10, and 15; Sections 2.2, 2.5, 3.2(a), 3.2(d), and 4.6.

    Except in the event Sipex has not delivered the Production Equipment to Silan under the Production Equipment Sale Agreement unless caused by a breach of the Production Equipment Sale Agreement by Silan, upon the earlier to occur of either the date (the "True Up Date")

    (i) that is the fifth anniversary of the Effective Date either because the initial five (5) year term of this Agreement expires on such date or this Agreement is properly terminated by Silan for a breach by Sipex, (ii) on which the earlier termination of this Agreement occurs (excluding any termination based on Sipex's breach of the Equipment Sale Agreement) for a breach by Silan, Silan shall, within thirty (30) days of the True Up Date, remit, in immediately available funds to Sipex's Designated Account (as defined in Section 4.4 of the Product License Agreement) an amount equal to (i) the difference between one million five hundred thousand United States Dollars US$1,500,000.00) and (ii) the total aggregate amount of wafer reductions applied toward Sipex's purchase of Finished Sipex Product pursuant to Section 2.7(b) above. In the event Sipex has not delivered the Production Equipment to Silan under the Production Equipment Sale Agreement unless caused by a breach of the Production Equipment Sale Agreement by Silan, and any wafer price reduction has already been made to Sipex, then Sipex shall refund such wafer price reduction.

  14.2   Suspension of Purchase or Supply Commitment .

  Without limiting its termination rights under Article 7 of the Master Agreement or this Agreement, Sipex shall have the option to suspend in whole or in part its Purchase Commitment under Section 2.3(a) if Silan fails to meet any requirements under this Agreement including the following:

    Silan fails to manufacture Sipex Products that achieve Product Qualification as determined by Sipex under Article 3 by the relevant Product Qualification Dates;

    Silan fails to deliver the quantities of Finished Sipex Product ordered under this Agreement by the dates required under this Agreement;

    A significant proportion of the Finished Sipex Product delivered by Silan to Sipex are defective; and

    Any other event occurs that would give Sipex a termination right under Article 7 of the Master Agreement (whether or not Sipex exercises such right).

  14.3   Termination .

  Upon the expiration or any termination of this Agreement, Silan shall immediately return to Sipex or destroy, at Sipex's option, all Sipex Maskworks and other materials provided by Sipex hereunder or derived by Silan from such materials. In addition, Silan shall cease all use of the Sipex Maskworks.

  14.4   Termination for Convenience .

  Either Party may request a termination of this Agreement for convenience by giving the other Party thirty (30) days written notification of its intent to terminate. The Parties shall, through good faith negotiations, attempt to agree upon the amount of a payment that the terminating Party will pay for the right to terminate for convenience. During the thirty (30) day period the Parties shall continue to perform their duties under this Agreement. If the Parties can not agree on a buy-out number, and the notifying Party still terminates, the penalty or damages to the terminating party, as the case may, be shall be in accordance with the terms of this Agreement.

  Master Agreement Terms

  This Agreement shall be deemed part of the Master Agreement and governed by the terms and conditions therein. In the event of any conflict between the terms and conditions of the Master

  Agreement and those set forth in this Agreement, the terms and conditions of this Agreement shall control.

[Remainder of page left intentionally blank, signature blocks appear on next page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Sipex and Silan have caused their duly authorized representatives to execute this Agreement.

SIPEX CORPORATION	HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.
By: /s/ Ralph Schmitt Name: Ralph Schmitt Title: Chief Executive Officer Date: February 27, 2006	By: /s/ Fan Wei-Hong Name: Fan Wei-Hong Title: General Manager Date: February 27, 2006

EXHIBIT C-1

SIPEX MASKWORKS & FIXED WAFER PRICE

A. Sipex Maskworks. Sipex shall provide Silan with the mask sets set forth in Schedule C-1(a) attached hereto.

B. Fixed Wafer Price. Subject to the terms of Article 2 of the Agreement, Silan shall invoice Sipex in the amounts set forth below for the Sipex Products:

Process	Wafer Size	Number of Mask Layers	Fixed Wafer Price	$/mask Layer adjustment for changes (up or down) in number of Mask Layers
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]

Minimum Wafer Yield. The Minimum Wafer Probe Yield shall be [+] of the Wafer Probe Yields set forth in the Schedule C-1(b) attached hereto.

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Schedule C-1(A)

Sipex Maskworks
MS#	Nikon (Y/N?)	Base Die	Base Technology	Technology Name		Transfer? (Y/N)
Ultratech-based Mask Sets
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]	[+]	[+]	[+]	[+]	[+]	[+]

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

[+]	[+]	[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Schedule C-1(B)

Wafer Probe Yields

Product	Product	MS #	Gross DPW	Std Sort Yield
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Product	Product	MS #	Gross DPW	Std Sort Yield
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Product	Product	MS #	Gross DPW	Std Sort Yield
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
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[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Product	Product	MS #	Gross DPW	Std Sort Yield
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
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[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

Product	Product	MS #	Gross DPW	Std Sort Yield
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]
[+]	[+]	[+]	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT C-2

SPECIFICATIONS

Performance requirements for Product acceptance

1. Reliability test acceptance per JEDEC JESD47D, JESD22, JESD78

2. E-Test wafer level data per Sipex Stds.

3. Wafer sort data per Sipex Stds.

4. Package final test data per Sipex Stds.

For testing (2), (3), (4) Sipex will perform product characterization for each mask set and compare statistics to determine whether the performance of material from Silan fab is within the acceptable variations.

The characterization testing will include 3 temperatures: room, hot and cold per the data sheet specifications.

The data from units built from Sipex fab will be compared to units built from Silan fab for following statistical parameters:

1. Mean

2. Standard Deviation

3. Cpk

Sipex will determine that the performance is acceptable if the Cpks obtained from Silan units are equal to or better than Cpks obtained from Sipex material. For those Cpks that are worse, Sipex will evaluate the data to determine whether the values are acceptable or not. For those distributions that are not normal, mean and range will be used to determine acceptance.

For any product that has inferior performance compared to Sipex material, root cause will be determined and corrective action for improvement will be identified prior to acceptance. Sipex will assist Silan engineers in determining the root cause.

EXHIBIT C-3

PRODUCT QUALIFICATION PROCEDURES AND PRODUCT QUALIFICATION DATES

A. Product Qualification Procedures:

B.	Product Qualification + Characterization
B-1	Process	# Device Designs Req'd for Qual Test	[+] Req'd Per Device
	[+]	[+]	[+]
	[+]	[+]	[+]
	[+]	[+]	[+]
	[+]	[+]	[+]
	[+]	[+]	[+]
	[+]	[+]	[+]
	[+]	[+]	[+]
	Total	[+]	[+]
B-2	Product Electrical Test
	Wafer Sort Test	[+]	[+]
	Assembly + Final Package Test	[+]	[+]
B-3	Qualification Testing	Sample size per [+]	[+] per Process
	Op Life	[+]	[+] [+]
	ESD	[+]	[+]
	Temperature Cycle	[+]	[+] [+]
B-4	Characterization
	Room, hot, cold test characterization	[+]	[+]
	Applications evaluation	[+]	[+]
	Package Shift Check	[+]	[+]
C	Product Characterization Only
		[+]	[+]
	All processes	[+]	[+]
	Total	[+]	[+]
Testing
	Wafer Sort Test	[+]	[+]
	Assembly + Final Package Test	[+]	[+]
	Room test, hot , cold characterization	[+]	[+]

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

B. Product Qualification Dates:

1. [+]: [+], 2006

2. [+]: [+], 2006

3. [+]: [+], 2006

4. [+]: [+], 2006

5. [+]: [+], 2006

6. [+]: [+], 2006

7. [+]: [+], 2006

8. [+]: [+], 2006

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT C-4

ACCEPTANCE CRITERIA

To be agreed upon by the Program Coordinators

EXHIBIT C-5

SIPEX PRODUCT PRICES TO SILAN

TO BE AGREED UPON BY THE PROGRAM COORDINATORS FOLLOWING

EXECUTION OF THE AGREEMENT

EXHIBIT C-6

RAMP FACTOR

Production Ramp For Silan
		[+]	[+]	[+]	[+]	[+]	Total
	[+]	[+]	[+]
	[+]		[+]	[+]	[+]	[+]
[+]Production Ramp Monthly Wafers Out, [+]
[+]	Silan	[+]	[+]	[+]	[+]		[+]
[+]	Silan	[+]	[+]	[+]	[+]		[+]
[+]	Silan	[+]	[+]	[+]	[+]		[+]
[+]	Silan	[+]	[+]	[+]	[+]		[+]
[+]	Silan	[+]	[+]	[+]	[+]		[+]
[+]	Silan	[+]	[+]	[+]	[+]		[+]
[+]	Silan	[+]	[+]	[+]	[+]	[+]	[+]
[+]	Silan	[+]	[+]	[+]	[+]	[+]	[+]

Ramp rate of increase may be exceeded if Silan is capable.

______________

[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

EXHIBIT D

TO THE MASTER AGREEMENT

BETWEEN SIPEX and SILAN IC and SILAN MICRO

==================================================================

PRODUCT LICENSE AGREEMENT

BETWEEN

SIPEX CORPORATION

AND

HANGZHOU SILAN MICROELECTRONICS CO., LTD.

DATED AS OF FEBRUARY 27, 2006

==================================================================

- i -

Product License Agreement

This Product License Agreement, including the Exhibits hereto (this "Agreement"), is entered into as of February 27, 2006 (the "Effective Date") by and between Sipex Corporation, a Delaware corporation with its principal place of business at 233 South Hillview Drive, Milpitas, CA 95053, U.S.A. ("Sipex") and Hangzhou Silan Microelectronics Co., Ltd., a China limited liability company with its principal place of business at No. 4 Huang Gu Shan Road, Hangzhou, People's Republic of China: Postcode: 310012 ("Silan Micro", together with Sipex, referred to individually as a "Party" and collectively as the "Parties").

RECITALS

WHEREAS, Sipex is entering into a series of transactions with Silan Micro and Silan IC (sometime referred to herein together as "Silan") related to the transactions contemplated by this Agreement for, among other things, the transfer and licensing of semiconductor processes and designs from Sipex to Silan Micro, the sale of equipment to Silan IC, and the supply of products from Silan IC to Sipex;

WHEREAS, Silan is engaged in the business of, among other things, operating a semiconductor foundry in China;

WHEREAS, Silan IC and Sipex are parties to that certain Wafer Supply Agreement of even date hereof (the "Wafer Supply Agreement") pursuant to which Silan IC will manufacture and supply, and Sipex with purchase, semiconductor wafers based on certain of Sipex's maskworks and other product technology; and

WHEREAS, Silan Micro desires a license to further use such maskworks and other product technology of Sipex to make semiconductor devices for itself and for sale to third parties and Sipex is willing to grant such a license to Silan Micro, in each case pursuant to the terms and condition of this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the Parties, intending to be legally bound, hereby agree as follows:

  Definitions

  1.1   Defined Terms .

    For purposes of this Agreement, the following words, terms and phrases shall have the meanings assigned to them in this Article 1 unless specifically otherwise provided herein. Any initially capitalized words, terms and phrases not so herein defined shall have the meaning assigned to such term in the Master Agreement between the Parties of even date herewith (the "Master Agreement").

    "Adjusted Wafer Price"

    means the product of (i) the Fixed Wafer Price (as set forth in Exhibit C-1 of the Wafer Supply Agreement) for the relevant Sipex Product that is the same, or most nearly the same, as the Licensed Product (i.e., the Fixed Wafer Price that Sipex would pay to Silan for such Sipex Product but without taking into account any permitted offsets, reductions or discounts to which Sipex is entitled) multiplied by (ii) the Wafer Discount. The Fixed Wafer Price on which the Adjusted Wafer Price is based excludes VAT and other similar applicable business taxes and fees.

    "Design IP Claim"

    means any Action brought by a third party (other than any Affiliate of either Party or any entity under either Party's control) in Greater China based on Silan's sale of a Licensed Product in Greater China alleging that any design, as originally provided by Sipex to Silan, of a Licensed Product infringes and/or misappropriates the Intellectual Property Rights of a third party.

    "Die Price"

    means for each Licensed Product sold in die form (A) the Adjusted Wafer Price divided by (B) the Minimum Wafer Yield (as set forth in Exhibit C-1 of the Wafer Supply Agreement). The Adjusted Wafer Price on which the Die Price is based excludes VAT and other similar applicable business taxes and fees.

    "Gross Profit"

    means the (A) the Silan Sales Price minus (B) the Manufacturing Costs.

    "Intellectual Property Rights"

    has the meaning ascribed to such term in Section 1.1(a) of the PTTLA.

    "Manufacturing Costs"

    means, per die of Licensed Product, the sum of: (A) the Die Price; (B) the Test Cost; (C) the Packaging Cost; (D) the Silan Sales Cost; (E) backside grinding costs; and (F) backside metal costs. If Silan's sale of a Licensed Product is in the form of Wafers, the Manufacturing Costs shall mean the sum of: (A) the Adjusted Wafer Price; (B) the Test Cost; (C) the Silan Sales Cost; (D) backside grinding costs; and (E) backside metal costs. Any cost paid to a third party, including Testing Costs and Packaging Costs, will only be used in the calculation of Manufacturing Costs if it is fully and accurately documented and capable of being audited in accordance with Section 4.5 below and it is paid in an arm's length market transaction.

    "Licensed Products"

    means those semiconductor devices set forth in Exhibit A-1 attached hereto manufactured by Silan Micro using the Sipex Maskworks and other Sipex Product Technology that are sold in wafer, die or packaged form as part of a Silan Micro product, excluding in all cases any Sipex Product.

    "Packaging Cost"

    means the actual price paid by Silan to a third party for packaging a die of Licensed Product for sale by Silan. If Silan sells Licensed Products as unpackaged Wafers, the Packaging Cost for purposes of the Manufacturing Costs calculation above shall be zero.

    "Royalty Period" means each consecutive period of two consecutive calendar months. The first Royalty Period shall commence on the first day of the month in which Royalties first accrue in accordance with Section 4.2 and end on the last day of the month following such month; thereafter the Royalty Period shall be each consecutive two calendar month period after such first Royalty Period regardless of whether Royalties accrue in accordance with Section 4.2 in such period.

    "Silan Sales Cost"

    means four percent (4%) of the Silan Sales Price.

    "Silan Sales Price"

    means Silan's invoice price (excluding any VAT, and other similar applicable taxes and fees actually paid to the relevant taxing authorities) to its customers for the Licensed Products.

    "Sipex Maskworks"

    has the meaning ascribed to such term in Section 1.1(z) of the Wafer Supply Agreement.

    "Sipex Product Technology"

    has the meaning ascribed to such term in Section 1.1(dd) of the Wafer Supply Agreement.

    "Term"

    means the period during which this Agreement is in effect, as more specifically set forth in Article 6 of this Agreement.

    "Testing Cost"

    means the actual die cost of testing a Licensed Product Wafer based on the Die Yield Number for such Wafer; such cost for the purposes of the Manufacturing Costs calculation above shall not exceed two United States cents (US$0.02) per die. If the Licensed Products are sold as Wafers the test cost shall equal the actual wafer test cost but shall not exceed two United States cents (US$0.02) per die.

    "Wafer Discount"

  means a number equal to 0.85.

  1.2   Rules of Construction .

    The rules of Interpretation set forth in Section 1.2 of the Master Agreement are incorporated herein by this reference.
  Sipex Product Technology

  2.1   Delivery .

    The Sipex Product Technology shall be delivered pursuant to and in accordance with the terms of Article 2 of the Wafer Supply Agreement.

  2.2   Ownership .

    Notwithstanding the delivery of any Sipex Maskwork to Silan Micro, all such Maskworks shall remain the sole and exclusive property of Sipex. Silan Micro shall be liable for any and all damage, risk of loss of the Sipex Maskworks while in the possession of Silan Micro, including the cost of replacing any lost or damaged Sipex Maskworks. Silan Micro shall adequately insure the Sipex Maskworks against any such damage and risk of loss. In no event shall Silan Micro make any copies of any Sipex Maskworks without Sipex's prior written consent, any such reproduced Sipex Maskworks will remain the property of Sipex.

  Licenses and Intellectual Property Rights

  3.1   Product License .

    Subject to the terms and conditions hereof, Sipex hereby grants to Silan Micro a personal, royalty-bearing, internal, non-transferable, non-sublicensable (except as set forth in Section 3.5 below), license under Sipex's Intellectual Property Rights in and to the Sipex Product Technology to:

    make (but not have made), in each case solely at the Silan Facility, Licensed Products;

    sell and offer for sale Licensed Products, and deliver such Licensed Products solely to customers in Greater China for end use in products solely for sale and use in Greater China;

    make a reasonable number of copies of the Sipex Product Technology, other than the Sipex Maskworks, as necessary to exercise the license above and to test the Licensed Products; and

    Subject to Sipex's prior written approval in accordance with Section 3.11 to use, copy and distribute certain non-confidential Sipex documents in connection with the marketing and sale by Silan of Licensed Products.

  3.2   Sales for Fair Market Value and Royalty Calculation .

    Sipex shall notify Silan in writing of any disagreement or dispute of Silan's calculation of the fair market value used in determining the Royalty payment in any Royalty Report within sixty (60) days after receipt of the relevant Royalty Report. If no such notification is sent to Silan within such sixty (60) day period, the Silan Sales Price charged by Silan to its customers for such sales shall be deemed to the fair market value of the relevant Licensed Product. If such notification is sent to Silan within such sixty (60) day period, Sipex shall be required to notify Silan, within thirty (30) days of sending such notification, that it intends to conduct an audit under Section 4.5 below with respect to such fair market value calculation. For avoidance of doubt, Sipex's failure to either (i) deliver a notification of disagreement or dispute of the Silan Sales Price to Silan within sixty (60) days of receipt of a Royalty Report or (ii) notify Silan in writing of Sipex's desire to conduct an audit of the Silan Sale's Price within thirty (30) days of Sipex's notification of disagreement or dispute of the Silan Sales Price shall, in each case, be deemed a waiver by Sipex of its right to later dispute and/or audit such Silan Sales Price in such Royalty Report with respect to its fair market value.

  3.3   Additional Licensed Products .

    Upon Silan Micro's reasonable request, not to be made more than once per annual period, Sipex shall discuss with Silan Micro revising the list of Licensed Products that Silan Micro is authorized to manufacture and sell pursuant to this Agreement.

  In addition to the foregoing, upon Silan Micro's reasonable request, not to be made until all Sipex Products under the Wafer Supply Agreement have achieved Product Qualification, Sipex shall discuss with Silan Micro the terms and conditions of Sipex's grant of a license to Silan to make derivative works, modifications, or improvements to the Maskworks and other design information underlying each Licensed Product.

  3.4   Exclusivity .

    During the term of this Agreement, Sipex shall not license any other company in [+] to [+]; provided that such exclusivity shall cease, and Sipex shall be free to grant a license to any company to manufacture Licensed Products (or any other product) [+] upon the occurrence of any of the following events: (i) Silan fails to achieve all of the required Process Qualifications and Product Qualifications by the times specified in the PTTLA and the Wafer Supply Agreement, respectively; (ii) a claim is brought or threatened by a third party alleging that the manufacture of Sipex Products by Silan infringes a third party's Intellectual Property Rights; (iii) Silan fails to manufacture and deliver in the times specified to Sipex the Sipex Products strictly in accordance with the terms of the Wafer Supply Agreement including all warranties thereunder; (iv) any event occurs (including as a result of any act of a Governmental Authority) which is reasonably likely to result in Silan being unable to satisfy its obligations under this Agreement or any of the other Transaction Agreements; (v) Silan does not install and maintain at least the minimum supply capacity required under Section 2.3 of the Wafer Supply Agreement; (vi) Silan materially breaches any term of this Agreement or any term of any of the other Transaction Agreements; (vii) the Parties are unable to reach agreement as to the Fixed Wafer Price in accordance with Section 2.7(c) of the Wafer Supply Agreement; or (viii) an Operational Failure occurs as described in Section 3.4 of the Master Agreement.

  3.5   Sublicense .

    Subject to the terms and conditions hereof, Silan Micro may sublicense the rights granted under Section 3.1 above to Silan IC only for so long as Silan IC remains an Affiliate of Silan Micro ("Sublicense"). Any Sublicense shall automatically and immediately terminate upon the earlier of (i) the expiration or termination of this Agreement and (ii) Silan IC ceasing to be an Affiliate of Silan Micro. In the event of a grant of a Sublicense, such Sublicense shall be subject to all the terms and conditions of this Agreement and references to Silan Micro in this Agreement shall be deemed references to Silan IC for purposes of such Sublicense. Silan Micro will indemnify Sipex in accordance with Article 6 of the Master Agreement for any Liabilities suffered, or incurred, by Sipex as a result of the acts or omissions of Silan IC in the exercise of the foregoing Sublicense.

  3.6   License Restrictions .

    The license under Section 3.1 does not grant Silan any right to and Silan shall not, either directly or indirectly, engage in any sales of Licensed Products to, or license or authorize the use of any Licensed Products by, third parties outside of Greater China.

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

  Prior to making any sales of Licensed Products in Greater China, Silan shall inform its customers in writing that the Licensed Products are only to be used in end products that are exclusively sold and used in Greater China and that no Licensed Product may be exported, either on a stand-alone basis or as a part of any end product, outside of Greater China. In the event that Silan becomes aware that a purchaser of Licensed Products from it is selling, or likely to sell Licensed Products for use outside Greater China, Silan shall use its best efforts to cause its customer to cease such sales or use. Such efforts by Silan shall include not making any further sales to such customer. Without limiting Silan's obligations under this Section 3.6 and Section 3.10, the Parties agree that the sale or use of Licensed Products by a Silan customer outside of Greater China shall not by itself constitute a breach by Silan of this Agreement.

  3.7   Design IP Claim Indemnification .

    Design IP Claim.

      Sipex as Sole Defendant. In the event a Design IP Claim is brought solely against Sipex, Sipex shall conduct the defense of such Design IP Claim, provided that Silan shall indemnify Sipex in accordance with Article 6 of the Master Agreement for any Liabilities incurred by Sipex as a result of such Design IP Claim that are in excess of the amount of Royalties received by Sipex based on the sale of the Licensed Product by Silan that were manufactured by Silan using the design that is the subject of such Design IP Claim.
      Silan as sole Indemnitee or Silan and Sipex as Co-Defendants. In the event that a Design IP Claim is brought either (i) solely against Silan or (ii) jointly against Silan and Sipex as co-defendants, Silan shall conduct the defense of such Claim and Sipex shall indemnify Silan Micro for any Liabilities in accordance with Article 6 of the Master Agreement incurred in connection with such Design IP Claim up to the amounts of Royalties received by Sipex based on the sale of the Licensed Product by Silan that were manufactured by Silan using the design that is the subject of such Design IP Claim.

    Exclusions. Sipex shall have no Liability for any Design IP Claim arising out of (i) any derivative works, modifications, or improvements made other than by Sipex to either the Sipex Maskwork(s) or any other design information provided by Sipex to Silan with respect to any Licensed Product; (ii) the combination of a Licensed Product with any other product or device, or (iii) the sale or use of Licensed Products outside of Greater China.

    Royalty Indemnity Amounts. In the event Sipex incurs any indemnity Liabilities with respect to any Process IP Claim brought under the Process Technology Transfer and License Agreement, Sipex's indemnity obligations under Section 3.7(a) above with respect to the same Licensed Product shall be reduced by an amount equal to Sipex's indemnity Liabilities with respect to any such Process IP Claim, such that Sipex's total aggregate indemnity Liability with respect to any Licensed Product shall not exceed the amount of Royalties received by Sipex for such Licensed Product.

    SECTION 3.7(a) ABOVE STATES SIPEX'S SOLE AND EXCLUSIVE OBLIGATION AND SILAN'S SOLE AND EXCLUSIVE REMEDY FOR ANY DESIGN IP CLAIMS.

    SUBJECT TO SECTION 3.7(c) ABOVE, SIPEX'S TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT WITH RESPECT TO ANY DESIGN IP CLAIM, UNDER SECTIONS 3.7(a), OR ANY CLAIM ARISING FROM A BREACH BY SIPEX OF SECTION 3.10(b) SHALL BE LIMITED TO THE AMOUNT OF ROYALTIES RECEIVED BY SIPEX, AND SUBJECT TO SECTION 3.7(g), EARNED, FOR THE LICENSED PRODUCT THAT IS THE SUBJECT OF SUCH CLAIM ("ROYALTY LIABILITY AMOUNT"). UPON SIPEX HAVING EXPENDED AN AMOUNT EQUAL TO THE ROYALTY LIABILITY AMOUNT IN CONNECTION WITH ITS INDEMNIFICATION OBLIGATIONS HEREUNDER, SIPEX SHALL HAVE NO FURTHER OBLIGATION WITH RESPECT TO SUCH CLAIM AND SIPEX MAY TRANSFER THE DEFENSE OF ANY SUCH CLAIM TO SILAN MICRO. SUBJECT TO SECTION 3.7(c) ABOVE, SIPEX'S TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT OF ROYALTIES RECEIVED UNDER THIS AGREEMENT. THE FOREGOING EXCLUSIONS OF LIABILITY SHALL NOT APPLY TO SIPEX'S WILLFUL BREACH OF SECTION 5.1(c) BELOW.

    In the event that an Design IP Claim arises with respect to a Licensed Product, the Parties agree to discuss whether Silan shall discontinue the manufacture of the relevant Licensed Product; provided that, Sipex shall have the right to terminate, upon written notice and without Liability for such termination, the license to Silan Micro granted in Section 3.1 with respect to such Licensed Product and upon such termination Silan shall cease further manufacture of such Licensed Product.

    For purposes of determining the Royalty Liability Amount, Royalties earned but not yet received by Sipex will only be used to offset payments otherwise due from Sipex under Section 3.7(a)(ii) above.

  3.8   Improvements .

    Subject to Sipex's underlying rights (including all Intellectual Property Rights) therein and thereto, as between Sipex and Silan Micro, Silan Micro shall, subject to Section 3.1(b) above, own all right, title and interest (including Intellectual Property Rights) in and to any permitted derivative works, modifications, or improvements ("Technology Improvements") to any Sipex Product Technology (other than any Maskworks or design information provided by Sipex with respect to any Licensed Product) provided or disclosed by Sipex to Silan Micro under this Agreement or the Wafer Supply Agreement that are created exclusively by Silan Micro, provided that this Section 3.8 does not, by way of implication, estoppel or otherwise, grant Silan Micro any license or right of use or freedom to operate or any immunity under any of Sipex's Intellectual Property Rights that may be required or useful to use, implement or otherwise exploit any such Technology Improvements and that any license with respect to such underlying rights of Sipex shall be solely and exclusively as agreed to between the Parties.

    During the term of this Agreement, Silan Micro shall disclose to Sipex in writing and on a regular basis (but in no event less than twice per year) any material Technology Improvements made by Silan Micro.

    Following such disclosure Sipex shall have thirty (30) days to notify Silan Micro if Sipex wishes to license such Technology Improvements. If the Sipex notifies Silan Micro that it wishes to license such Technology Improvements, the Parties shall promptly negotiate in good faith a license from Silan to Sipex on reasonable terms and conditions.

  3.9   Ownership and No Other Rights .

    Except for the limited rights and licenses granted by one Party to the other as set forth in this Article 3 each Party hereby retains all of its right, title and interest in and to all of its Intellectual Property Rights and neither Party shall be deemed to have granted, whether by implication, estoppel or otherwise, any other right or license to its Intellectual Property Rights, including, but not limited to any of Sipex's Intellectual Property Rights with respect to the packaging or testing of any semiconductor devices.

  3.10   Third Party Rights .

    Notwithstanding the grant of the license hereunder, and without limiting Sipex's obligations under Section 3.7, Silan Micro understands and agrees that the manufacture, use or sale of Licensed Products and Silan's use of the Sipex Maskworks and other Sipex Product Technology to manufacture, use and sell Licensed Products may require Silan Micro to obtain a license to the Intellectual Property Rights of third parties ("Third Party Rights") and to make third party royalty payments. Silan shall be solely and entirely responsible for obtaining any and all such licenses or rights and making such payments. To the extent that the use of the Sipex Maskworks or other Sipex Process Technology to make Licensed Products or the manufacture of Licensed Products, or the use or sale of Licensed Products, outside Greater China, results in any claim against, or Liability of, Sipex with respect to such Third Party Rights, Silan shall be solely responsible for any and all such claims or Liability and shall indemnify Sipex, in accordance with Article 6 of the Master Agreement, for any Liabilities suffered or incurred by Sipex as a result thereof.

    To Sipex's knowledge as of the date hereof, (i) provided the Licensed Products are manufactured in the Silan Facility and Licensed Products are sold and used exclusively within Greater China and Silan has fully abided by the terms set forth in this Agreement, no royalties with respect to patents of third parties with whom Sipex has an agreement will be payable by Silan to such third parties for the exercise of the license granted under Section 3.1 above and (ii) the design of the Licensed Product does not infringe and/ or misappropriate any Intellectual Property Rights of a third party in Greater China provided the Licensed Products are manufactured, sold and used exclusively within Greater China. In no event shall the foregoing be construed as a representation or warranty that the manufacture of Licensed Products or sale or use of Licensed Products will not infringe the Intellectual Property Rights of a third party.

  3.11   Marketing Material Approval .

    Silan Micro shall submit to Sipex copies of any marketing materials it wishes to distribute in accordance with Section 3.1(d). Sipex shall review such materials and inform Silan Micro in writing whether it approves or disapproves the distribution such materials, including whether its approval is contingent on any changes being made to such materials, within ten (10) business days of receiving such materials. Sipex shall not unreasonably withhold its approval. If Sipex fails to respond to such Silan Micro request for approval within ten (10) business days of receiving such materials, then such materials shall be deemed approved by Sipex. Silan Micro shall provide Sipex with an English translation of any materials submitted for approval.
  Royalty and Royalty Payments

  4.1   Product Royalty .

    Silan Micro shall pay Sipex for each Licensed Product sold an amount (the "Royalty") equal to the greater of: (A) [+] percent [+]%) of the [+] or (B) [+] percent [+]%) of the [+].

  4.2   Royalty Report .

    Within fifteen (15) days after the end of each Royalty Period, commencing with the Royalty Period that Silan Micro first sells any Licensed Product, Silan Micro shall furnish to Sipex a written report which identifies (i) the relevant Licensed Product; (ii) the number of such Licensed Product manufactured and sold by Silan Micro during such Royalty Period; (iii) the Royalty owed with respect to such Licensed Product, including the basis and data used to calculate such Royalty owed ("Royalty Report").

  ______________

  [+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

  4.3   Taxes .

    In addition to Royalty Withholding Taxes (as defined below) and Royalty Business Taxes (as defined below) for which Sipex shall be liable for as set forth under this Section 4.3, all Royalty payments made hereunder shall include, any other taxes, and duties or other similar amounts (excluding any Stamp Duties payable by either Party under Section 9.1 of the Master Agreement), however designated ("Royalty Taxes") applicable to any Royalty payments made hereunder and Sipex shall be solely liable and shall pay for all such Royalty Taxes. Silan Micro may withhold from Royalty payments to Sipex under this Agreement, any income taxes required to be withheld by Silan Micro under the applicable laws of China ("Royalty Withholding Taxes"). Silan Micro shall apply for exemption from business taxes on behalf of Sipex otherwise applicable to the payment of Royalties hereunder ("Royalty Business Taxes") as set forth and in accordance with Guoshuifa [2005] No. 45 (Issued by MOC/SAT on 3/17/2005) and CaiShuiZi [1999] No. 273 (November 2, 1999) of the Ministry of Finance and the State Administration of Taxation (the "Exemption") or any other applicable laws then in effect. Sipex shall pay, and/or Silan may withhold from Royalty payments made hereunder, the Business Tax applicable to Royalty payments made hereunder. Such Royalty Withholding Taxes and Royalty Business Taxes shall be timely paid by Silan Micro on behalf of Sipex to the appropriate taxing authorities in China and Silan Micro shall provide Sipex with official receipts issued by said taxing authority or such other evidence as is reasonably available to establish that such taxes have been paid within forty five (45) days of Silan Micro's payment of such Royalty Business Taxes and Royalty Withholding Taxes. Each Party shall cooperate with the other and take all actions reasonably necessary in order to secure a reduction or elimination of Royalty Withholding Taxes or Royalty Business Taxes pursuant to any income tax treaty or agreement between the United States and China in accordance with Guoshuifa [2005] No. 45 (Issued by MOC/SAT on 3/17/2005) and CaiShuiZi [1999] No. 273 (November 2, 1999) any other applicable laws then in effect. Failure of Silan to apply for the Exemption shall not be deemed a material breach of this Agreement. If an Exemption is obtained, Silan shall include any refund or reimbursement of any Royalty Withholding Taxes, Royalty Business Taxes, or other Royalty Taxes otherwise paid by Sipex or withheld from any Royalty payment, as part of Silan's next scheduled Royalty payment. Sipex shall pay or reimburse Silan for any costs and expenses incurred by Silan in applying for and obtaining the Exemption, provided such costs and expenses are approved in advance in writing by Sipex. Prior to incurring any such costs and expenses, Silan shall provide Sipex with a written notice detailing the source and the amounts of such costs and expenses. If Sipex fails to notify Silan of its agreement to pay such costs and expenses within ten (10) days of receipt of Silan's written notice thereof, Sipex shall be deemed to have not approved, and shall not be required to pay or reimburse Silan for, such amounts. Silan shall not be liable to Sipex for failure to apply for or obtain the Exemption based on Sipex's failure to approve in writing any such costs and expenses. For avoidance of doubt, in no event shall Silan be deemed in breach of this Agreement for failure to pay Sipex any Royalty payments under this Agreement during the period that Silan is applying for an Exemption under this Section 4.3 and none of such Royalty payments shall be subject to any interest payment penalty under Section 4.4.

  4.4   Payment Terms .

    Silan Micro shall remit all Royalty payments to Sipex for each Royalty Period in immediately available funds to the account designated by Sipex ("Designated

  Account") within thirty (30) days following the end of each Royalty Period. Silan Micro understands and agrees that time is of the essence with respect to its obligation to remit Royalty payments hereunder. All payments shall be made in U.S. Dollars. Any sum not paid when due shall bear interest until paid at a rate of 0.5% per month (6% per annum) or the maximum rate permitted by law, whichever is less.

  4.5   Audit .

    Silan Micro shall, during the term of this Agreement and for a period of five (5) years thereafter, maintain accurate books and records relating to Royalty payments owed hereunder, including, but not limited to, (i) any and all documentation necessary to verify the calculation of the Royalties paid and owed under this Agreement and (ii) the fair market value of the Silan Sales Price. Silan Micro agrees that Sipex may, directly or through an agent, inspect such books and records, and any other information related to the disposition of Licensed Products, upon no less than five (5) business days' prior written notice to Silan Micro. In the event that an audit pursuant to Chinese generally accepted accounting principles and related Chinese law reveals an underpayment to Sipex, Silan Micro will immediately pay the amounts due plus any applicable late fees, and if the underpayment is three and one half percent (3.5%) or greater for any period audited, including, subject to Section 3.2, due to Silan's sale of Licensed Product for less than the fair market value thereof, Silan Micro will bear the entire cost of the audit. In the event that no underpayment equal to or greater than three and one half percent (3.5%) is revealed by an audit, Sipex shall bear the entire cost of the audit.

  Representations and Warranties

  5.1   Sipex .

    Sipex hereby represents and warrants to Silan Micro as of the Effective Date, that:

    Sipex owns all right title and interest in the embodiments of the Sipex Maskworks and other Sipex Product Technology delivered to Silan Micro;

    The license granted under Section 3.1 is to all of Sipex's Intellectual Property Rights in the Sipex Maskworks and other Sipex Product Technology; and

    There are no known (to Sipex) royalties or claims for Licensed Product sold into Greater China.

  5.2   Silan Micro .

    Silan Micro hereby represents and warrants to Sipex as of the Effective Date, that:

    All of the equipment necessary to achieve Product Qualification and to meet each Product Qualification Date with respect to each Sipex Product has been installed and is operational in the Silan Facility; and

    Silan has the necessary technical expertise and personnel to be trained to achieve Product Qualification and meet each Product Qualification Date with respect to each Sipex Product in the Silan Facility.

  5.3   Disclaimer .

    Except as set forth in Section 5.1, Silan accepts and agrees that the Sipex Product Technology and any other Technology provided hereunder and under any of the other Transaction Agreements, is being provided "as is" and without warranty of any kind. SIPEX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES WITH RESPECT TO THE SIPEX PRODUCT TECHNOLOGY AND ANY OTHER TECHNOLOGY OR SERVICES PROVIDED BY SIPEX TO SILAN HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. Sipex makes no warranty that Silan Micro will be able to achieve Product Qualification or to successfully use any of the Sipex Maskworks or any other Sipex Product Technology or to manufacture any products. In the event that Sipex incurs any Liability to any third party as a result of Silan's use the Sipex Maskworks or other Sipex Product Technology or the sale or use of any Licensed Product (including with respect to defective products or products liability), except to the extent that Sipex has an indemnity obligation to Silan pursuant to Section 3.7, Silan shall indemnify Sipex against such Liability in accordance with Article 6 of the Master Agreement.

  Term and Termination

  6.1   Term .

    The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect unless terminated in accordance with Article 7 of the Master Agreement or Section 6.2 hereof. The following provisions of this Agreement shall survive termination or the expiration of the term of this Agreement: Sections: 3.8, 3.9 and 3.10; Articles 1, 4 and 7.

  6.2   Termination .

    This Agreement and all rights and licenses granted by Sipex to Silan Micro hereunder may, notwithstanding anything to the contrary set forth herein or the Master Agreement, be terminated by Sipex upon thirty (30) days' written notice to Silan Micro of a material breach by Silan Micro of any term hereof or of any other Transaction Agreement providing for the termination of this Agreement for a Silan Micro breach, unless Silan Micro has cured such breach prior to the end of such thirty (30) day period. Upon such termination, (i) Sipex shall immediately return to Silan Micro or destroy, at Silan Micro's option, and shall cease to use, all Silan Micro Confidential Information, Technology and other materials provided by Silan Micro hereunder and (ii) Silan Micro shall immediately return to Sipex or destroy, at Sipex's option, and shall cease to use, all Sipex Confidential Information, Technology and other materials provided by Sipex hereunder or derived by Silan Micro from such materials. In addition, Silan Micro shall cease all use of the Sipex Product Technology; except as may be permitted under the Wafer Supply

    Agreement, provided that Silan Micro may sell Licensed Products that have been manufactured prior to such termination.

    Notwithstanding anything to the contrary set forth herein or the Master Agreement, this Agreement may be terminated by Silan Micro upon thirty (30) days' written notice to Sipex of a material breach by Sipex hereof or of any other Transaction Agreement providing for the termination of this Agreement for a Sipex breach, unless Sipex has cured such breach prior to the end of such thirty day period. Upon such termination, (i) Sipex shall immediately return to Silan Micro or destroy, at Silan Micro's option, and shall cease to use, all Silan Micro Confidential Information, Technology and other materials provided by Silan Micro hereunder and (ii) Silan Micro shall immediately return to Sipex or destroy, at Sipex's option, and shall cease to use, all Sipex Confidential Information, Technology and other materials provided by Sipex hereunder or derived by Silan Micro from such materials. In addition, Silan Micro shall cease all use of the Sipex Product Technology; except as may be permitted under the Wafer Supply Agreement, provided that Silan Micro may sell Licensed Products that have been manufactured prior to such termination.
  Master Agreement Terms

  This Agreement shall be deemed part of the Master Agreement and governed by the terms and conditions therein. In the event of any conflict between the terms and conditions of the Master Agreement and those set forth in this Agreement, the terms and conditions of this Agreement shall control.

[Remainder of page left intentionally blank, signature blocks appear on next page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Sipex and Silan Micro have caused their duly authorized representatives to execute this Agreement.

SIPEX CORPORATION	HANGZHOU SILAN INTEGRATED CIRCUIT CO., LTD.
By: /s/ Ralph Schmitt Name: Ralph Schmitt Title: Chief Executive Officer Date: February 26, 2006	By: /s/ Chen Xiang Dong Name: Chen Xiang Dong Title: President Date: February 27, 2006

EXHIBIT D-1

Licensed Products

[+]

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[+]   Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.